                                                           OMB APPROVAL

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      (No. 333-106142)                                           [X]

      Pre- Effective Amendment No. ___                           [ ]

      Post-Effective Amendment No. 4                             [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
      OF 1940  (No. 811-21371)                                   [X]

      Amendment No. 6                                            [X]

                        (Check appropriate box or boxes.)

JANUS ADVISER
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: 303-333-3863

Kelley Abbott Howes - 151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):

      [ ] immediately upon filing pursuant to paragraph (b)

      [ ] on (date) pursuant to paragraph (b)

      [ ] 60 days after filing pursuant to paragraph (a)(1)

      [X] on June 20, 2005 pursuant to paragraph (a)(1)

      [ ] 75 days after filing pursuant to paragraph (a)(2)

      [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                            June 20, 2005



                                            Focused Value Fund

                                            International Equity Fund


                             SUBJECT TO COMPLETION


                  PRELIMINARY PROSPECTUS DATED APRIL 20, 2005



     SUBJECT TO SHAREHOLDER APPROVAL, ON OR ABOUT JUNE 20, 2005, PHOENIX INVESTMENT COUNSEL, INC. WILL REPLACE JANUS CAPITAL MANAGEMENT LLC AS THE FUNDS' INVESTMENT ADVISER. THIS PROSPECTUS WILL ONLY BE USED IF SHAREHOLDER APPROVAL IS NOT OBTAINED.


                                 JANUS ADVISER
                                INVESTOR SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                         This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund and Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to each Fund.


                         Each Fund of Janus Adviser currently offers four classes of shares. Investor Shares (the "Shares") are offered by this Prospectus. The Shares are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY..............................    2
                   Focused Value Fund............................    2
                   International Equity Fund.....................    3
                   Fees and expenses.............................   11
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS.............................   13
                   Investment objective and principal investment
                   strategies....................................   13
                   General portfolio policies....................   18
                   Risks.........................................   21
                MANAGEMENT OF THE FUNDS..........................   26
                   Investment adviser............................   26
                   Management expenses...........................   27
                   Subadviser....................................   28
                   Vontobel portfolio managers...................   30
                OTHER INFORMATION................................   32
                DISTRIBUTIONS AND TAXES..........................   37
                   Distributions.................................   37
                   Distribution options..........................   38
                   Taxes.........................................   39
                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   42
                   Minimum investments...........................   43
                   Types of account ownership....................   43
                   To open an account or buy shares..............   47
                   To exchange shares............................   49
                   To sell shares................................   49
                   Excessive trading.............................   54
                   Shareholder services and account policies.....   65
                FINANCIAL HIGHLIGHTS.............................   70
                GLOSSARY OF INVESTMENT TERMS.....................   75
                   Equity and debt securities....................   75
                   Futures, options and other derivatives........   79
                   Other investments, strategies and/or
                   techniques....................................   80


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


               Focused Value Fund and International Equity Fund are each designed for long-term investors who primarily seek long-term capital appreciation and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------

               FOCUSED VALUE FUND AND INTERNATIONAL EQUITY FUND each seek long-term capital appreciation.



               The Funds' Trustees may change the objective or principal investment policies of each Fund without a shareholder vote. International Equity Fund has a policy of investing at least 80% of net assets in the type of securities suggested by the Fund's name. International Equity Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, a Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments, subject to that Fund's specific investment policies.



               FOCUSED VALUE FUND


               Focused Value Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. The Fund will invest, under normal circumstances, at least 65% of its net assets in the securities of U.S. companies. For purposes of this policy, U.S. companies are companies organized in the United States and whose securities are


 2  Janus Adviser prospectus
               principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.


               Focused Value Fund's return will be compared to that of the broad market, reflected by the Russell 1000(R) Value Index. In seeking attractive absolute returns, the Fund's portfolio manager seeks to achieve returns in excess of the return available on long-term U.S. Government securities.


               INTERNATIONAL EQUITY FUND
               International Equity Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal market circumstances, the Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the United States, or which derive a significant portion of their business or profits outside of the United States. The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. International Equity Fund will primarily hold securities listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts ("ADRs") of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States.


               For purposes of International Equity Fund's 80% policy, net assets will take into account borrowings for investment purposes.



MAIN INVESTMENT RISKS



               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


                                                          Risk/return summary  3

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your Shares in the Fund you may lose money.



               FOCUSED VALUE FUND is classified as nondiversified. This means that Focused Value Fund may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.



               INTERNATIONAL EQUITY FUND may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time.

 4  Janus Adviser prospectus

               FOCUSED VALUE FUND


               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel US Value Fund (the "US Value Predecessor Fund") into the Fund. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of US Value Predecessor Fund prior to Focused Value Fund's commencement date. This information has been restated based on the Fund's Investor Shares' fees and expenses (ignoring any fee and expense limitations), which are higher (prior to the application of contractual expense waivers) than those of the Class A Shares of US Value Predecessor Fund.



               The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual total returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.



               [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  5

               FOCUSED VALUE FUND(1)(2) - INVESTOR SHARES



                 Annual returns for periods ended 12/31
                             39.88%  20.78%  33.98%  14.30%  (14.12)%  35.18%  2.78%  (2.32)%  24.35%
                              1995    1996    1997    1998     1999     2000   2001    2002     2003   2004

                 Best Quarter:             Worst Quarter:



               The Fund's year-to-date return as of the calendar quarter ended
               March 31, 2005 was   %.



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                          Since inception of
                                                                           Predecessor Fund
                                            1 year   5 years   10 years        (3/30/90)
              Investor Shares
                Return Before Taxes              %         %         %               %
                Return After Taxes on
                  Distributions                  %         %         %               %
                Return After Taxes on
                  Distributions and Sale
                  of Fund Shares(3)              %         %         %               %
              Russell 1000(R) Value
                Index(4) (reflects no
                deduction for fees,
                expenses or taxes)               %         %         %               %
              S&P 500(R) Index(5)                %         %         %               %
                (reflects no deduction for
                  fees, expenses or taxes)
                                            ------------------------------------------



               (1) Formerly named US Value Fund.


               (2) The performance shown for periods prior to October 13, 2003 is that of US Value Predecessor Fund, restated based on Focused Value Fund's higher fees and expenses.


               (3) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


               (4) Effective June 20, 2005, the Fund changed its primary
                   benchmark from the S&P 500(R) Index to the Russell 1000(R) Value Index. The new primary


 6  Janus Adviser prospectus
                   benchmark will provide a more appropriate comparison to the Fund's investment style. [The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with . . . ] The Fund will retain the S&P 500(R) Index as a secondary index.


               (5) The S&P 500(R) Index is the Standard & Poor's Composite Index
                   of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk/return summary  7

               INTERNATIONAL EQUITY FUND
               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of International Equity Predecessor Fund prior to International Equity Fund's commencement date. This information has been restated based on the Fund's Investor Shares' fees and expenses (ignoring any fee and expense limitations), which are higher (prior to the application of contractual expense waivers) than those of the Class A Shares of International Equity Predecessor Fund.


               The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual total returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.



               [TO BE UPDATED BY AMENDMENT]


 8  Janus Adviser prospectus

               INTERNATIONAL EQUITY FUND(1) - INVESTOR SHARES



                 Annual returns for periods ended 12/31
                            9.83%  15.74%  7.83%  16.01%  44.50%  (20.07)%  (29.71)%  (8.33)%  30.58%
                            1995    1996   1997    1998    1999     2000      2001     2002     2003   2004

                 Best Quarter:       Worst Quarter:



               The Fund's year-to-date return as of the calendar quarter ended
               March 31, 2005 was   %.



                                          Average annual total return for periods ended 12/31/04
                                          ------------------------------------------------------
                                                                              Since inception of
                                                                               Predecessor Fund
                                               1 year    5 years   10 years      (7/6/90)(2)
                Investor Shares
                  Return Before Taxes                %         %        %               %
                  Return After Taxes on
                    Distributions                    %         %        %               %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(3)                %         %        %               %
                Morgan Stanley Capital
                  International EAFE(R)
                  Index(4)                           %         %        %               %(5)
                  (reflects no deduction for
                    fees, expenses or taxes)
                                              ------------------------------------------



               (1) The performance shown for periods prior to October 13, 2003 is that of International Equity Predecessor Fund, restated based on International Equity Fund's higher fees and expenses.


               (2) Since inception returns reflect International Equity
                   Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.


               (3) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


               (4) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


               (5) The average annual total return was calculated based on historical information from June 30, 1990 to December 31, 2004 for the Morgan Stanley Capital International EAFE(R) Index.


                                                          Risk/return summary  9

               After-tax returns are calculated using distributions for the Predecessor Funds for the period indicated. If Investor Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.



               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 10  Janus Adviser prospectus

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Investor Shares of the Funds. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended February 28, 2005. All expenses are shown without the effect of expense offset arrangements.


               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds' Investor Shares are no-load investments, so you will generally not pay any shareholder fees when you buy or sell the Funds' Investor Shares. However, if you sell Investor Shares of International Equity Fund that you have held for three months or less, you may pay a redemption fee.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


               [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  11

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Investor
                                                                 Shares
  Sales Charges...............................................    None
  Redemption fee on shares of International Equity Fund held
   for 3 months or less (as a % of amount redeemed)...........   2.00%(1)
  Exchange fee................................................    None(2)


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                                           Total Annual                Net Annual
                             Management    Distribution        Other      Fund Operating   Expense   Fund Operating
                                Fee       (12b-1) Fees(3)   Expenses(4)    Expenses(5)     Waivers    Expenses(5)
  Focused Value Fund(6) -
   Investor Shares             0.96%           0.25%               %              %             %            %
  International Equity
   Fund -
   Investor Shares             0.99%           0.25%               %              %             %            %



 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.


 (2) An exchange of Investor Shares of International Equity Fund held for 3 months or less may be subject to the Fund's 2.00% redemption fee.


 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (4) Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets of Investor Shares of each Fund to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.

 (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until at least September 30, 2005. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.


 (6) Formerly named US Value Fund.


 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated, and then redeem all of your Shares at the end of those periods.


 The examples also assume that your investment has a 5% return each year, and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:



                                                        1 Year       3 Years      5 Years      10 Years
                                                      ---------------------------------------------------
  Focused Value Fund(1) - Investor Shares                $             $           $            $
  International Equity Fund - Investor Shares            $             $           $            $



 (1) Formerly named US Value Fund.


 12  Janus Adviser prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


               This section takes a closer look at the investment objective of each Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with a description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               FOCUSED VALUE FUND


               Focused Value Fund seeks long-term capital appreciation. It pursues its objective by investing in a non-diversified portfolio consisting primarily of equity securities. Realization of income is not a significant consideration when choosing investments for Focused Value Fund, and income realized on the Fund's investments will be incidental to its objective.



               Focused Value Fund will invest, under normal circumstances, at least 65% of its net assets in the securities of U.S. companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.



               Although Focused Value Fund's return will be compared to that provided by the broad market, reflected by the Russell 1000(R) Value Index, the Fund's portfolio manager seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. The portfolio manager's utilization of an "absolute" yardstick, comparing Fund returns to that of a set rate, rather than a "relative" valuation yardstick, focusing solely on returns relative to an index, is designed to achieve not only a


             Investment objective, principal investment strategies and risks  13 satisfactory return over the risk-free rate but at the same time seek safety of principal. Focused Value Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of a company's stock price.


               INTERNATIONAL EQUITY FUND
               International Equity Fund seeks long-term capital appreciation. It pursues its objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the United States, or that derive a significant portion of their business or profits outside of the United States. International Equity Fund will generally invest most of its assets in equity securities of countries that are generally considered to have developed markets, such as, but not limited to, the United Kingdom, the twelve Eurozone countries (France, Germany, Italy, Spain, Portugal, Finland, Greece, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The portfolio manager will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as, but not limited to, Taiwan, Malaysia, Indonesia, and Brazil, that are included in Morgan Stanley Capital International's Emerging Markets Free Index (EMF).

               Although International Equity Fund's return will be compared to that provided by the broad market, reflected by Morgan Stanley Capital International's Europe, Far East and Australasia (EAFE) Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "the normalized risk-free rate," defined as the rate of return available on long-term government securities or their equivalent in each country in which the Fund invests. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek

 14  Janus Adviser prospectus
               relative safety of principal. International Equity Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

               International Equity Fund may select its investments among companies that are listed on a foreign securities exchange or companies whose securities have an established foreign over-the-counter market, ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States and limited investments in "thinly traded" securities.

               The securities International Equity Fund purchases may not always be purchased on the principal market for the issuer's securities. For example, as described above, depositary receipts may be purchased if trading conditions make them more attractive than the underlying security.

               In addition to common stocks and securities that are convertible into common stocks, International Equity Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with International Equity Fund's objective and strategies. By investing in other investment companies, International Equity Fund indirectly pays a portion of the expenses, including management and advisory fees, and brokerage costs of those companies as well as its own similar expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of International Equity Fund to purchase those investments.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT ARE "EQUITY SECURITIES"?

               Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

             Investment objective, principal investment strategies and risks  15

2. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS?


               Unless its investment objective or policies prescribe otherwise, each Fund may invest substantially all of its assets in common stocks if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" stock and business analysis approach to investments in equities. The portfolio managers make their assessments by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. In the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.


               The portfolio managers seek to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects. Ideally, such companies would have met some or all of these additional characteristics:

               - durable competitive advantage

               - demonstrated consistent earning power

               - businesses and industries that are stable, transparent and unlikely to experience major change

               - little or no debt or high interest coverage ratio

               - free cash flow

               - high return on equity

               - ability to reinvest profits and compound intrinsic value or distribute capital to shareholders

               - management teams with outstanding talent and high integrity that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders

 16  Janus Adviser prospectus

3. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of a Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to the Funds' portfolio managers' calculation of future earnings power. The Funds' portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Consistent with the investment objective and policies of each Fund, the portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Under normal circumstances, Focused Value Fund will invest at least 65% of its net assets in companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market.


5. WHEN WILL A PORTFOLIO MANAGER SELL A SECURITY?


               In determining which portfolio securities to sell, the portfolio managers of Focused Value Fund and International Equity Fund focus on the operating results of their portfolio companies - not daily, or even monthly price quotations - to measure whether their investments are successful. In making sell decisions, they may consider the following:


               - if a security's price target has been met

               - if there has been an overvaluation of the company by the stock market

             Investment objective, principal investment strategies and risks  17

               - if they believe there has been a clear deterioration of future earnings power

               - if they believe there has been a loss of long-term competitive advantage

               - whether there is detrimental merger/acquisition activity

               - whether the security is fairly valued and the portfolio manager believes other, more attractive investment opportunities are available

               - if the company's management appears to be engaging in conduct not in the best interest of public shareholders

               - if there is a need by the Fund to raise funds to cover
                 redemptions

               - whether a sale at a loss will likely reduce taxable gains to shareholders

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. International Equity Fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Since market capitalization is defined by each individual market, ranges will vary from country to country. Focused Value Fund does not emphasize companies of any particular size.


GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market


 18  Janus Adviser prospectus
               fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               The Funds may not always stay fully invested in stocks and bonds. For example, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when the manager is otherwise unable to identify attractive investment opportunities, the Fund's cash or similar investments (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities) and fixed-income instruments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.



               In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


               OTHER TYPES OF INVESTMENTS
               To achieve their objective, the Funds invest primarily in domestic and foreign equity securities. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk;

             Investment objective, principal investment strategies and risks  19 however, they may not achieve the Funds' objective of capital appreciation. These securities and strategies may include:

               - debt securities

               - convertible securities

               - indexed/structured securities


               - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES

               Unless otherwise stated within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


 20  Janus Adviser prospectus

               PORTFOLIO TURNOVER
               Each Fund generally intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of its portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Funds' performance. The Financial Highlights section of this Prospectus shows the historical turnover rates of the Funds.

RISKS

               Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

             Investment objective, principal investment strategies and risks  21

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF FOCUSED VALUE FUND AFFECT ITS RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives Focused Value Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of Focused Value Fund.


2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the expected time frame, the overall performance of a Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

               As value managers, Vontobel believes the principal risk in any investment is in the basic businesses of companies it acquires for a Fund. Vontobel does not consider daily, weekly or monthly fluctuations in stock price as a source of risk. The value of a Fund's portfolio may decrease if Vontobel's belief about a company's intrinsic worth is incorrect.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks


 22  Janus Adviser prospectus
               than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.


               - POLITICAL AND ECONOMIC RISK Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


               - MARKET RISK Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner,


             Investment objective, principal investment strategies and risks  23 affecting the Fund's investment strategies and potentially affecting the value of the Fund.


               - TRANSACTION COSTS Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               - GEOGRAPHIC RISK Investments in a selected region (such as
                 Western Europe), even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund with a large portion of its assets invested in a single region is subject to greater risks of adverse events that occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund's NAV.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

               As described under "Investment Objective and Principal Investment Strategies," International Equity Fund may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds' portfolio managers apply a fundamental business valuation discipline under which the target purchase price for a security is determined by first calculating the fundamental business value of a company and then discounting such value.

 24  Janus Adviser prospectus

               The Funds' portfolio managers believe this discipline incorporates a margin of safety between the price the Fund will pay to purchase the security and the value the Fund believes it can receive upon the security's sale. In addition, in the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.


               The Funds may also use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe that the use of these instruments can benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if its portfolio manager's judgment proves incorrect.


6. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Funds may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

             Investment objective, principal investment strategies and risks  25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital has overall supervisory responsibility for the investment program of each Fund. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Funds and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subac-


 26  Janus Adviser prospectus
               counting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.


               Vontobel Asset Management, Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, was the investment adviser to US Value Predecessor Fund and International Equity Predecessor Fund until the reorganization of those funds into each respective Fund. Vontobel now serves as subadviser to each Fund.

MANAGEMENT EXPENSES


               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the management fee and other expenses that the Fund must pay. With respect to each Fund, Janus Capital pays Vontobel a subadvisory fee from its management fee for managing the Funds.



               Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fees and distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The


                                                     Management of the Funds  27

               Funds are subject to the following management fee schedule (expressed as an annual rate):



                                                             Annual Management
                                                                 Fee Rate
Fund                       Average Daily Net Assets of Fund  Percentage(%)(1)
------------------------------------------------------------------------------
Focused Value Fund(2)      First $100 Million                     0.96
                           Increment from $100 Million to
                             $300 Million                         0.85
                           Increment over $300 Million            0.75
International Equity Fund  First $100 Million                     0.99
                           Increment from $100 Million to
                             $300 Million                         0.85
                           Increment over $300 Million            0.75



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees and administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels through September 30, 2005. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus, and additional information is included in the Statement of Additional Information.


(2) Formerly named US Value Fund.



               For the fiscal year ended February 28, 2005, each Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets. [TO BE UPDATED BY AMENDMENT]



                                                       Management Fee
                                                 (for the Fiscal Year Ended
Fund                                                 February 28, 2005)
---------------------------------------------------------------------------
Focused Value Fund(1)
International Equity Fund



(1) Formerly named US Value Fund.




SUBADVISER

               VONTOBEL ASSET MANAGEMENT, INC., formerly named Vontobel USA Inc., 450 Park Avenue, New York, NY 10022, serves as subadviser to each of the Funds. As subadviser, Vontobel provides

 28  Janus Adviser prospectus
               day-to-day management of the investment operations of each Fund.


               Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, such as the Predecessor Funds, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of March 31, 2005, Vontobel managed in excess of
               $          . [TO BE UPDATED BY AMENDMENT]


               Janus Capital and the Funds have applied for an exemptive order from the SEC that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trust's Board of Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the Investment Company Act of 1940 ("1940 Act") and the subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, except in certain instances when such affiliates are substantially wholly owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, the Fund would

                                                     Management of the Funds  29
               be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant the exemptive order.


VONTOBEL PORTFOLIO MANAGERS


EDWIN WALCZAK
--------------------------------------------------------------------------------

                   is a Senior Vice President and Managing Director of Vontobel and Portfolio Manager of Focused Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of U.S. equity research and portfolio management. Mr. Walczak has been the Portfolio Manager of Focused Value Fund (or its predecessor) since inception in March 1990. He received a Bachelor of Arts in Government from Colby College, a Masters in Art in International Politics and Economics from Columbia University, and a Masters in Business Administration in Finance from Columbia University.


RAJIV JAIN
--------------------------------------------------------------------------------
                   is a Senior Vice President and Managing Director of
                   Vontobel and Portfolio Manager of International Equity
                   Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate Manager of its international equity portfolios. Mr. Jain has been the Portfolio Manager of International Equity Fund (or its predecessor) since
                   February 2002. He received a Bachelor of Commerce (Honors) from Panjab University, India, a Master's Degree in
                   Finance from the University of Ajmer, India, a Post-Graduate diploma in International Marketing from the Delhi School of Economics, India, and received his Masters in Business Administration from the University of Miami.


               The Funds' Statement of Additional Information ("SAI") provides information about the portfolio managers' compensation, other


 30  Janus Adviser prospectus
               accounts managed by the portfolio managers' and the portfolio managers' ownership of securities in the Funds.


                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers four classes of shares, one of which, the Investor Shares, is offered pursuant to this Prospectus. The Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Class I Shares, Class A Shares and Class C Shares of the Funds are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer each class of shares.

               IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES OF SHARES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the Class I Shares, Class A Shares or Class C Shares, please call 1-800-525-0020.

               CLOSED FUND POLICIES


               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and


 32  Janus Adviser prospectus
               sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund.


               PENDING LEGAL MATTERS


               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice in contradiction to policies stated in the prospectuses for certain Janus funds.


                                                           Other information  33

               Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



               A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.



               The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC,


 34  Janus Adviser prospectus

               INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.





               In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



               A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.



               Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


               ADMINISTRATIVE SERVICES FEE

               Janus Services LLC ("Janus Services"), the Funds' transfer agent, receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of Investor Shares of each Fund. The administrative services fee compensates Janus Services for providing or procuring shareholder services to investors, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts,

                                                           Other information  35
               recordkeeping, subaccounting and other administrative services, and for distribution related expenses. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in Investor Shares.

               DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Investor Shares (the "Investor Shares Plan"), Investor Shares of each Fund may pay Janus Distributors, the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Investor Shares of a Fund. Under the terms of the Investor Shares Plan, each Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers and supermarkets, as compensation for distribution services and shareholder account services performed by such entities for investors in Investor Shares of a Fund. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 36  Janus Adviser prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions from investment income are paid at the class level, so they may vary from class to class within a single Fund.


               DISTRIBUTION SCHEDULE

               Dividends for the Funds are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations, it may be necessary for a Fund to declare and distribute capital gains in December in addition to the June distribution.


               HOW DISTRIBUTIONS AFFECT A FUND'S NAV



               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


                                                     Distributions and taxes  37

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION.  You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION.  You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION.  You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION.  You may direct your dividends or capital gains to purchase shares of another Janus fund.

 38  Janus Adviser prospectus

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding from six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time a Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be available to


                                                     Distributions and taxes  39
               shareholders on or before January 31st of each year. Account tax information will also be sent to the Internal Revenue Service.


               TAXATION OF THE FUNDS


               Dividends, interest and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 40  Janus Adviser prospectus

                                 JANUS ADVISER
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------


ON www.janus.com* YOU CAN:



- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts

- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms


* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.


JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-hour automated phone system

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 42  Janus Adviser prospectus

MINIMUM INVESTMENTS*



                To open a new Investor Shares
                regular Fund account                  $2,500

                To open a new Investor Shares
                UGMA/UTMA account, Coverdell
                Education Savings Account or a
                retirement Fund account               $  500

                To add to any existing type of
                Investor Shares Fund account          $  100



               * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.



               MINIMUM INVESTMENT REQUIREMENTS


               Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.


TYPES OF ACCOUNT OWNERSHIP


               Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.


               INDIVIDUAL OR JOINT OWNERSHIP

               Individual accounts are owned by one person. Joint accounts have two or more owners.


                                                        Shareholder's manual  43

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS


               Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.



               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.


               INVESTING FOR YOUR RETIREMENT


               Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


               TRADITIONAL AND ROTH IRAS

               Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation


 44  Janus Adviser prospectus
               for tax year 2005; and $3,000 or 100% of compensation for tax year 2004. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits.



               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP) IRAS


               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.


               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

               These plans are open to corporations, partnerships and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.


               SECTION 403(b)(7) PLAN

               Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.



ACCOUNTS FOR THE BENEFIT OF A CHILD



               CUSTODIAL ACCOUNTS (UGMA OR UTMA)


               An UGMA/UTMA account is a custodial account managed for the benefit of a minor.


               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.


                                                        Shareholder's manual  45

               Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next calculated NAV after being received in good order.


 46  Janus Adviser prospectus

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.


 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may initiate a corporate rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------


 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will automatically debit your designated preauthorized bank account.


 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS

 ------------------------------------------------------------------------------


 - To buy additional shares through the Automatic Monthly Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.


                                                        Shareholder's manual  47

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 ------------------------------------------------------------------------------


 Note: For more information, refer to the "Paying for Shares" section of this Shareholder's Manual.


 48  Janus Adviser prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      www.janus.com.                               www.janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - Generally all accounts are automati-       - Generally all accounts are automati-
      cally eligible to exchange shares by         cally eligible to sell shares by
      telephone. To exchange all or a              telephone. To sell all or a portion
      portion of your shares into any other        of your shares, call Janus
      available Janus fund, call Janus             XpressLine(TM) or a Janus
      XpressLine(TM) or a Janus                    representative. The Funds reserve the
      representative.                              right to limit the dollar amount that
                                                   you may redeem from your account by
                                                   telephone.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.
    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This program allows you to sell
      would like to automatically exchanged        shares worth a specific dollar amount
      from one Fund account to another on          from your Fund account on a regular
      any day of the month.                        basis.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: For more information, refer to
           the "Exchanges" section of this              the "Payment of Redemption
           manual.                                      Proceeds" section of this
                                                        manual.


                                                        Shareholder's manual  49

PAYING FOR SHARES

               Please note the following when purchasing shares:


               - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks or money orders will not be accepted.


               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


               - When purchasing shares through the Automatic Monthly Investment
                 Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Monthly Investment Program will be discontinued.



               - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.


               - Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money

 50  Janus Adviser prospectus

                 Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.


               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.


EXCHANGES


               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


               - You may generally exchange Investor Shares of a Fund for shares in any Fund of Janus Adviser.


                                                        Shareholder's manual  51

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.


               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension IRAs and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.


               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.


               - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.



               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

 52  Janus Adviser prospectus

               - An exchange from International Equity Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


               - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."



               Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.



               * Certain account types do not allow transactions via
                 www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.


                                                        Shareholder's manual  53

EXCESSIVE TRADING





               EXCESSIVE TRADING POLICIES AND PROCEDURES



               The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, effectively conceal the identity of individual investors and their transactions from the Funds and their agents.



               The Funds attempt to deter excessive trading through at least the following methods:



               - exchange limitations as described under "Exchanges;"



               - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds); and



               - fair valuation of securities as described under "Pricing of
                 Fund Shares."



               The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive


 54  Janus Adviser prospectus
               trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.



               The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



               The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



               Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



               In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30


                                                        Shareholder's manual  55
               to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



               Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.



               Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.



               EXCESSIVE TRADING RISKS



               The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.



               Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



               Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of


 56  Janus Adviser prospectus
               anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



               Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.



               Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of


                                                        Shareholder's manual  57
               their financial intermediary with respect to excessive trading in the Funds.





PAYMENT OF REDEMPTION PROCEEDS



               - BY ELECTRONIC TRANSFER - Generally, all accounts are
                 automatically eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less an applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request.


                 Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.


               - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.



               - BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.



               ORDERS TO SELL SHARES MY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares class of Janus Money Market Fund during the 15-day hold period.


 58  Janus Adviser prospectus

               Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.



               * Certain account types do not allow transactions via
                 www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.


REDEMPTION FEE


               Redemptions (and exchanges) from Investor Shares of International Equity Fund held for three months or less may be subject to a 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.



               Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund's.



               The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.


               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retire-

                                                        Shareholder's manual  59
               ment accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains).


               If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary.



               In addition to the circumstances noted above the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.


WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:


               - the name of the Janus fund(s) being sold or exchanged;



               - the account number(s);



               - the amount of money or number of shares being sold or
                 exchanged;



               - the name(s) on the account;


 60  Janus Adviser prospectus

               - the signature(s) of all registered account owners (see account application for signature requirements); and,



               - your daytime telephone number.


SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.


               - You would like your redemption proceeds sent to a bank account other than a bank account of record.


               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guaran-

                                                        Shareholder's manual  61
               tee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.


PRICING OF FUND SHARES



               The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day").



               In order to receive a day's price, your order must be received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.



               Securities held by the Funds are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on


 62  Janus Adviser prospectus
               which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to:
               (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.



               The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.



               Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in a Fund's share price, as further described in the "Excessive Trading" section. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain


                                                        Shareholder's manual  63
               omnibus accounts and other accounts traded through intermediaries.


PORTFOLIO HOLDINGS DISCLOSURE POLICY


               The Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The Funds' portfolio holdings will be posted within approximately two business days after month-end and will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



               In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. International Equity Fund discloses its top ten portfolio holdings. However, Focused Value Fund discloses only its top five portfolio holdings. Industry, sector and regional breakdowns for each Fund are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter-end and will remain available until the following quarter's information is posted.



               Specific portfolio level attribution analysis for each Fund shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.



               Details of the Funds' portfolio holdings policies and procedures, which include a discussion of any exceptions, are contained in the Funds' SAI.



               AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION



               Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at


 64  Janus Adviser prospectus
               http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

               A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

                                                        Shareholder's manual  65

               TAXPAYER IDENTIFICATION NUMBER


               On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.


               INVOLUNTARY REDEMPTIONS


               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.


               ONLINE OR TELEPHONE TRANSACTIONS


               You may initiate many transactions through www.janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.


 66  Janus Adviser prospectus

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM) or sending written instructions.


               DISTRIBUTIONS


               Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative or send a written request signed by the shareholder(s) of record.



               If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend

                                                        Shareholder's manual  67
               redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES


               For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.


               REGISTRATION CHANGES


               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.


               BANK ACCOUNT CHANGES


               For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.


 68  Janus Adviser prospectus

               STATEMENTS, REPORTS AND PROSPECTUSES


               We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.



               The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.



               Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of the documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.


                                                        Shareholder's manual  69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance. Please note that the financial highlights information in the following tables represents financial highlights of the Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund through December 31, 2002, as well as the Investor Shares of Focused Value Fund and International Equity Fund through February 28, 2005. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Information for periods prior to October 13, 2003 has been derived from the financial statements of the Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund, which were reorganized into the Funds on October 10, 2003. Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December
               31. Following the reorganization, the Funds changed their fiscal year end to the last day of February.



               [TO BE UPDATED BY AMENDMENT] Information for the periods December 31, 2002 and prior was audited by Tait, Weller & Baker, whose report, along with Vontobel US Value Fund's and Vontobel International Equity Fund's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request.



               [TO BE UPDATED BY AMENDMENT]


 70  Janus Adviser prospectus

                                                                                       VONTOBEL US VALUE
                          FOCUSED VALUE FUND(1)                                             FUND -
                             INVESTOR SHARES                                            CLASS A SHARES
 ----------------------------------------------------------------------------------------------------------------
                              Year ended       Period ended
                             February 28,      February 29,                         Years ended December 31
                                 2005            2004(2)          2003          2002         2001          2000
  NET ASSET VALUE,
   BEGINNING OF PERIOD                            $21.78          $18.64        $19.86       $19.29        $14.27
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
     income/(loss)                                    --(3)           --(3)     (0.09)       (0.12)          0.02
   Net realized/unrealized
     gain/(loss) on
     investments and
     foreign currencies                             0.87            4.46        (0.33)         0.71          5.00
  Total from investment
   operations                                       0.87            4.46        (0.42)         0.59          5.02
  LESS DISTRIBUTIONS:
   Dividends (from net
     investment income)                               --              --            --       (0.02)            --
   Distributions (from net
     realized gains)                                  --          (1.32)        (0.80)           --            --
  Total distributions                                 --          (1.32)        (0.80)       (0.02)            --
  NET ASSET VALUE, END OF
   PERIOD                                         $22.65          $21.78        $18.64       $19.86        $19.29
  Total Return(4)                                  3.99%          24.32%       (2.20)%        3.06%        35.18%
  Net assets, end of period
   (in thousands)                                $70,034         $61,970      $112,302      $86,157      $137,238
  Average net assets for
   the period (in
   thousands)                                    $66,560         $67,077           N/A          N/A           N/A
  Ratio of gross expenses
   to average net assets(5)                        1.25%(6)        2.14%         1.74%(7)     1.75%(8)      1.75%
  Ratio of net expenses to
   average net assets(5)                           1.25%(6)        2.14%         1.72%        1.75%(8)      1.75%
  Ratio of net investment
   income/(loss) to average
   net assets(5)                                 (0.42)%         (0.90)%       (0.63)%      (0.43)%         0.23%
  Portfolio turnover
   rate(5)                                           55%             21%           76%          66%          104%
 ----------------------------------------------------------------------------------------------------------------



(1) Formerly named US Value Fund.


(2) Period January 1, 2004 to February 29, 2004.


(3) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year or period ended.


(4) Total return not annualized for periods of less than one full year.


(5) Annualized for periods of less than one full year.


(6) The ratio was 2.07% in 2004 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  71

(7) Expense ratio for Class A Shares has been increased to include additional custodian fees which were offset by custodian fee credits.


(8) Expense ratio for Class A Shares has increased by 0.29% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.


 72  Janus Adviser prospectus

                                                                                    VONTOBEL INTERNATIONAL
                INTERNATIONAL EQUITY FUND -                                              EQUITY FUND -
                      INVESTOR SHARES                                                   CLASS A SHARES
 ----------------------------------------------------------------------------------------------------------------
                              Year ended       Period ended
                             February 28,      February 29,                         Years ended December 31
                                 2005            2004(1)          2003         2002          2001          2000
  NET ASSET VALUE,
   BEGINNING OF PERIOD                            $14.83          $11.86       $12.88        $18.86        $28.01
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
     income/(loss)                                (0.03)            0.12         0.03        (0.10)        (0.03)
   Net gain/(loss) on
     securities (both
     realized and
     unrealized)                                    0.66            3.38       (1.05)        (5.41)        (5.30)
  Total from investment
   operations                                       0.63            3.50       (1.02)        (5.51)        (5.33)
  LESS DISTRIBUTIONS AND
   OTHER:
   Dividends (from net
     investment income)                               --          (0.07)           --        (0.12)        (0.08)
   Distributions (from
     capital gains)                                   --          (0.43)           --        (0.35)        (3.74)
   Tax return of capital                              --          (0.05)          N/A           N/A           N/A
   Redemption fees                                    --(2)           --(2)       N/A           N/A           N/A
   Payment by affiliate                               --            0.02           --            --            --
  Total distributions and
   other                                              --          (0.53)           --        (0.47)        (3.82)
  NET ASSET VALUE, END OF
   PERIOD                                         $15.46          $14.83       $11.86        $12.88        $18.86
  Total Return(3)                                  4.25%          29.99%      (7.92)%      (29.22)%      (18.70)%
  Net assets, end of period
   (in thousands)                                $27,924         $25,506      $29,026       $44,356      $133,233
  Average net assets for
   period (in thousands)                         $27,413         $23,269          N/A           N/A           N/A
  Ratio of gross expenses
   to average net assets(4)                        1.35%(5)        2.91%(5)     2.44%         1.89%(6)      1.39%
  Ratio of net expenses to
   average net assets(4)                           1.35%(5)        2.91%(5)     2.44%         1.88%(6)      1.38%
  Ratio of net investment
   income/(loss) to average
   net assets(4)                                   0.09%           0.07%        0.18%       (0.38)%       (0.15)%
  Portfolio turnover
   rate(4)                                           41%             65%          98%           92%           69%
 ----------------------------------------------------------------------------------------------------------------



(1) Period January 1, 2004 to February 29, 2004.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.


(3) Total return not annualized for periods of less than one full year.


(4) Annualized for periods of less than one full year.

(5) The ratio was 2.73% in 2004 and 3.24% in 2003 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  73

(6) Expense ratio for Class A Shares has increased by 0.13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.




 74  Janus Adviser prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objective and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  75

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or

 76  Janus Adviser prospectus
               hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

                                                Glossary of investment terms  77

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face

 78  Janus Adviser prospectus
               value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES


               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.


               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and

                                                Glossary of investment terms  79
               may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


               PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

 80  Janus Adviser prospectus

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  81

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

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

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 84

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                                                                              85

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


                   You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Funds.



                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text-only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.


                      (JANUS LOGO)
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

           The Trust's Investment Company Act File No. is 811-21371.

                                            June 20, 2005


                                            Focused Value Fund

                                            International Equity Fund


                             SUBJECT TO COMPLETION


                  PRELIMINARY PROSPECTUS DATED APRIL 20, 2005



     SUBJECT TO SHAREHOLDER APPROVAL, ON OR ABOUT JUNE 20, 2005, PHOENIX INVESTMENT COUNSEL, INC. WILL REPLACE JANUS CAPITAL MANAGEMENT LLC AS THE FUNDS' INVESTMENT ADVISER. THIS PROSPECTUS WILL ONLY BE USED IF SHAREHOLDER APPROVAL IS NOT OBTAINED.


                                 JANUS ADVISER
                                 CLASS I SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                         This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund and Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to each Fund.


                         Each Fund of Janus Adviser currently offers four classes of shares. Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY..............................    2
                   Focused Value Fund............................    2
                   International Equity Fund.....................    3
                   Fees and expenses.............................   11
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS.............................   13
                   Investment objective and principal investment
                   strategies....................................   13
                   General portfolio policies....................   18
                   Risks.........................................   21
                MANAGEMENT OF THE FUNDS..........................   26
                   Investment adviser............................   26
                   Management expenses...........................   27
                   Subadviser....................................   29
                   Vontobel portfolio managers...................   30
                OTHER INFORMATION................................   32
                DISTRIBUTIONS AND TAXES..........................   37
                   Distributions.................................   37
                   Taxes.........................................   38
                SHAREHOLDER'S GUIDE..............................   41
                   Pricing of fund shares........................   41
                   Purchases.....................................   44
                   Exchanges.....................................   45
                   Redemptions...................................   46
                   Redemption fee................................   46
                   Excessive trading.............................   48
                   Shareholder communications....................   53
                FINANCIAL HIGHLIGHTS.............................   54
                GLOSSARY OF INVESTMENT TERMS.....................   59
                   Equity and debt securities....................   59
                   Futures, options and other derivatives........   63
                   Other investments, strategies and/or
                   techniques....................................   64


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


               Focused Value Fund and International Equity Fund are each designed for long-term investors who primarily seek long-term capital appreciation and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------

               FOCUSED VALUE FUND AND INTERNATIONAL EQUITY FUND each seek long-term capital appreciation.



               The Funds' Trustees may change the objective or principal investment policies of each Fund without a shareholder vote. International Equity Fund has a policy of investing at least 80% of net assets in the type of securities suggested by the Fund's name. International Equity Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, a Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments, subject to that Fund's specific investment policies.



               FOCUSED VALUE FUND


               Focused Value Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. The Fund will invest, under normal circumstances, at least 65% of its net assets in the securities of U.S. companies. For purposes of this policy, U.S. companies are companies organized in the United States and whose securities are


 2  Janus Adviser prospectus
               principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.


               Focused Value Fund's return will be compared to that of the broad market, reflected by the Russell 1000--Registered Trademark-- Value Index. In seeking attractive absolute returns, the Fund's portfolio manager seeks to achieve returns in excess of the return available on long-term U.S. Government securities.


               INTERNATIONAL EQUITY FUND
               International Equity Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal market circumstances, the Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the United States, or which derive a significant portion of their business or profits outside of the United States. The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. International Equity Fund will primarily hold securities listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts ("ADRs") of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States.


               For purposes of International Equity Fund's 80% policy, net assets will take into account borrowings for investment purposes.



MAIN INVESTMENT RISKS



               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


                                                          Risk/return summary  3

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your Shares in the Fund you may lose money.



               FOCUSED VALUE FUND is classified as nondiversified. This means that Focused Value Fund may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.



               INTERNATIONAL EQUITY FUND may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time.

 4  Janus Adviser prospectus

               FOCUSED VALUE FUND


               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel US Value Fund (the "US Value Predecessor Fund") into the Fund. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of US Value Predecessor Fund prior to Focused Value Fund's commencement date. This information has been restated based on the Fund's Class I Shares' fees and expenses (ignoring any fee and expense limitations), which are higher (prior to the application of contractual expense waivers) than those of the Class A Shares of US Value Predecessor Fund.



               The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual total returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.



               [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  5

               FOCUSED VALUE FUND(1)(2) - CLASS I



                 Annual returns for periods ended 12/31
                             39.68%  20.60%  33.80%  14.16%  (14.25)%  35.18%  2.56%  (2.54)%  24.26%
                              1995    1996    1997    1998     1999     2000   2001    2002     2003   2004

                 Best Quarter:       Worst Quarter:



               The Fund's year-to-date return as of the calendar quarter ended
               March 31, 2005 was    %.



                                          Average annual total return for periods ended 12/31/04
                                          ------------------------------------------------------
                                                                              Since inception of
                                                                               Predecessor Fund
                                               1 year    5 years   10 years       (3/30/90)
                Class I Shares
                  Return Before Taxes                %        %          %               %
                  Return After Taxes on
                    Distributions                    %        %          %               %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(3)                %        %          %               %
                Russell 1000(R) Value
                  Index(4)                           %        %          %               %
                  (reflects no deduction for
                    fees, expenses or taxes)
                S&P 500(R) Index(5)                  %        %          %               %
                  (reflects no deduction for
                    fees, expenses or taxes)
                                              -----------------------------------------



               (1) Formerly named US Value Fund.


               (2) The performance shown for periods prior to October 13, 2003 is that of US Value Predecessor Fund, restated based on Focused Value Fund's higher fees and expenses.


               (3) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


               (4) Effective June 20, 2005, the Fund changed its primary
                   benchmark from the S&P 500(R) Index to the Russell 1000(R) Value Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. [The Russell 1000(R) Value Index measures the performance of


 6  Janus Adviser prospectus
                   those Russell 1000 companies with     .] The Fund will retain
                   the S&P 500(R) Index as a secondary index.


               (5) The S&P 500(R) Index is the Standard & Poor's Composite Index
                   of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk/return summary  7

               INTERNATIONAL EQUITY FUND
               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of International Equity Predecessor Fund prior to International Equity Fund's commencement date. This information has been restated based on the Fund's Class I Shares' fees and expenses (ignoring any fee and expense limitations), which are higher (prior to the application of contractual expense waivers) than those of the Class A Shares of International Equity Predecessor Fund.


               The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual total returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.



               [TO BE UPDATED BY AMENDMENT]


 8  Janus Adviser prospectus

               INTERNATIONAL EQUITY FUND(1) - CLASS I



                 Annual returns for periods ended 12/31
                            9.69%  15.59%  7.65%  15.96%  45.42%  (20.23)%  (29.81)%  (8.50)%  30.47%
                            1995    1996   1997    1998    1999     2000      2001     2002     2003   2004

                 Best Quarter:       Worst Quarter:



               The Fund's year-to-date return as of the calendar quarter ended
               March 31, 2005 was   %.



                                          Average annual total return for periods ended 12/31/04
                                          ------------------------------------------------------
                                                                              Since inception of
                                                                               Predecessor Fund
                                               1 year    5 years   10 years      (7/6/90)(2)
                Class I Shares
                  Return Before Taxes                %         %        %               %
                  Return After Taxes on
                    Distributions                    %         %        %               %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares(3)                %         %        %               %
                Morgan Stanley Capital
                  International EAFE(R)
                  Index(4)                           %         %        %               %(5)
                  (reflects no deduction for
                    fees, expenses or taxes)
                                              ------------------------------------------


               (1) The performance shown for periods prior to October 13, 2003 is that of International Equity Predecessor Fund, restated based on International Equity Fund's higher fees and expenses.

               (2) Since inception returns reflect International Equity
                   Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

               (3) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


               (4) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.



               (5) The average annual total return was calculated based on historical information from June 30, 1990 to December 31, 2004 for the Morgan Stanley Capital International EAFE(R) Index.


                                                          Risk/return summary  9

               After-tax returns are calculated using distributions for the Predecessor Funds for the period indicated. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.



               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 10  Janus Adviser prospectus

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended February 28, 2005. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds' Class I Shares do not include sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of International Equity Fund that you have held for three months or less, you may pay a redemption fee.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


               [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  11

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                Class I
  Sales Charges...............................................    None
  Redemption fee on shares of International Equity Fund held
   for 3 months or less (as a % of amount redeemed)...........   2.00%(2)
  Exchange fee................................................    None(3)


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                                         Total Annual                  Net Annual
                          Management    Distribution        Other       Fund Operating    Expense    Fund Operating
                             Fee       (12b-1) Fees(4)   Expenses(5)     Expenses(6)      Waivers     Expenses(6)
  Focused Value
   Fund(7) -
   Class I                  0.96%           0.25%               %               %               %            %
  International Equity
   Fund - Class I           0.99%           0.25%               %               %               %            %



 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.


 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.


 (3) An exchange of Class I Shares of International Equity Fund held for 3 months or less may be subject to the Fund's 2.00% redemption fee.


 (4) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


 (5) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class I Shares of each Fund to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until at least September 30, 2005. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.


 (7) Formerly named US Value Fund.

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated, and then redeem all of your Shares at the end of those periods.


 The examples also assume that your investment has a 5% return each year, and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:



                                                        1 Year       3 Years      5 Years      10 Years
                                                      ---------------------------------------------------
  Focused Value Fund(1) - Class I                        $             $           $            $
  International Equity Fund - Class I                    $             $           $            $



 (1) Formerly named US Value Fund.


 12  Janus Adviser prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


               This section takes a closer look at the investment objective of each Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with a description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               FOCUSED VALUE FUND


               Focused Value Fund seeks long-term capital appreciation. It pursues its objective by investing in a non-diversified portfolio consisting primarily of equity securities. Realization of income is not a significant consideration when choosing investments for Focused Value Fund, and income realized on the Fund's investments will be incidental to its objective.



               Focused Value Fund will invest, under normal circumstances, at least 65% of its net assets in the securities of U.S. companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.



               Although Focused Value Fund's return will be compared to that provided by the broad market, reflected by the Russell 1000--Registered Trademark--Value Index, the Fund's portfolio manager seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. The portfolio manager's utilization of an "absolute" yardstick, comparing Fund returns to that of a set rate, rather than a "relative" valuation yardstick, focusing solely on returns relative to an index, is designed to achieve not only a


             Investment objective, principal investment strategies and risks  13 satisfactory return over the risk-free rate but at the same time seek safety of principal. Focused Value Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of a company's stock price.


               INTERNATIONAL EQUITY FUND
               International Equity Fund seeks long-term capital appreciation. It pursues its objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the United States, or that derive a significant portion of their business or profits outside of the United States. International Equity Fund will generally invest most of its assets in equity securities of countries that are generally considered to have developed markets, such as, but not limited to, the United Kingdom, the twelve Eurozone countries (France, Germany, Italy, Spain, Portugal, Finland, Greece, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The portfolio manager will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as, but not limited to, Taiwan, Malaysia, Indonesia, and Brazil, that are included in Morgan Stanley Capital International's Emerging Markets Free Index (EMF).

               Although International Equity Fund's return will be compared to that provided by the broad market, reflected by Morgan Stanley Capital International's Europe, Far East and Australasia (EAFE) Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "the normalized risk-free rate," defined as the rate of return available on long-term government securities or their equivalent in each country in which the Fund invests. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek

 14  Janus Adviser prospectus
               relative safety of principal. International Equity Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

               International Equity Fund may select its investments among companies that are listed on a foreign securities exchange or companies whose securities have an established foreign over-the-counter market, ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States and limited investments in "thinly traded" securities.

               The securities International Equity Fund purchases may not always be purchased on the principal market for the issuer's securities. For example, as described above, depositary receipts may be purchased if trading conditions make them more attractive than the underlying security.

               In addition to common stocks and securities that are convertible into common stocks, International Equity Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with International Equity Fund's objective and strategies. By investing in other investment companies, International Equity Fund indirectly pays a portion of the expenses, including management and advisory fees, and brokerage costs of those companies as well as its own similar expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of International Equity Fund to purchase those investments.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT ARE "EQUITY SECURITIES"?

               Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

             Investment objective, principal investment strategies and risks  15

2. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS?


               Unless its investment objective or policies prescribe otherwise, each Fund may invest substantially all of its assets in common stocks if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" stock and business analysis approach to investments in equities. The portfolio managers make their assessments by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. In the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.


               The portfolio managers seek to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects. Ideally, such companies would have met some or all of these additional characteristics:

               - durable competitive advantage

               - demonstrated consistent earning power

               - businesses and industries that are stable, transparent and unlikely to experience major change

               - little or no debt or high interest coverage ratio

               - free cash flow

               - high return on equity

               - ability to reinvest profits and compound intrinsic value or distribute capital to shareholders

               - management teams with outstanding talent and high integrity that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders

 16  Janus Adviser prospectus

3. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of a Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to the Funds' portfolio managers' calculation of future earnings power. The Funds' portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Consistent with the investment objective and policies of each Fund, the portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Under normal circumstances, Focused Value Fund will invest at least 65% of its net assets in companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market.


5. WHEN WILL A PORTFOLIO MANAGER SELL A SECURITY?


               In determining which portfolio securities to sell, the portfolio managers of Focused Value Fund and International Equity Fund focus on the operating results of their portfolio companies - not daily, or even monthly price quotations - to measure whether their investments are successful. In making sell decisions, they may consider the following:


               - if a security's price target has been met

               - if there has been an overvaluation of the company by the stock market

             Investment objective, principal investment strategies and risks  17

               - if they believe there has been a clear deterioration of future earnings power

               - if they believe there has been a loss of long-term competitive advantage

               - whether there is detrimental merger/acquisition activity

               - whether the security is fairly valued and the portfolio manager believes other, more attractive investment opportunities are available

               - if the company's management appears to be engaging in conduct not in the best interest of public shareholders

               - if there is a need by the Fund to raise funds to cover
                 redemptions

               - whether a sale at a loss will likely reduce taxable gains to shareholders

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. International Equity Fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Since market capitalization is defined by each individual market, ranges will vary from country to country. Focused Value Fund does not emphasize companies of any particular size.


GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market


 18  Janus Adviser prospectus
               fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               The Funds may not always stay fully invested in stocks and bonds. For example, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when the manager is otherwise unable to identify attractive investment opportunities, the Fund's cash or similar investments (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities) and fixed-income instruments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.



               In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


               OTHER TYPES OF INVESTMENTS
               To achieve their objective, the Funds invest primarily in domestic and foreign equity securities. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk;

             Investment objective, principal investment strategies and risks  19 however, they may not achieve the Funds' objective of capital appreciation. These securities and strategies may include:

               - debt securities

               - convertible securities

               - indexed/structured securities


               - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES

               Unless otherwise stated within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


 20  Janus Adviser prospectus

               PORTFOLIO TURNOVER
               Each Fund generally intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of its portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Funds' performance. The Financial Highlights section of this Prospectus shows the historical turnover rates of the Funds.

RISKS

               Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

             Investment objective, principal investment strategies and risks  21

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF FOCUSED VALUE FUND AFFECT ITS RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "non-diversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives Focused Value Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of Focused Value Fund.


2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the expected time frame, the overall performance of a Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

               As value managers, Vontobel believes the principal risk in any investment is in the basic businesses of companies it acquires for a Fund. Vontobel does not consider daily, weekly or monthly fluctuations in stock price as a source of risk. The value of a Fund's portfolio may decrease if Vontobel's belief about a company's intrinsic worth is incorrect.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities,


 22  Janus Adviser prospectus
               including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.


               - POLITICAL AND ECONOMIC RISK Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


               - MARKET RISK Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner,


             Investment objective, principal investment strategies and risks  23 affecting the Fund's investment strategies and potentially affecting the value of the Fund.


               - TRANSACTION COSTS Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               - GEOGRAPHIC RISK Investments in a selected region (such as
                 Western Europe), even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund with a large portion of its assets invested in a single region is subject to greater risks of adverse events that occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund's NAV.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

               As described under "Investment Objective and Principal Investment Strategies," International Equity Fund may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds' portfolio managers apply a fundamental business valuation discipline under which the target purchase price for a security is determined by first calculating the fundamental business value of a company and then discounting such value.

 24  Janus Adviser prospectus

               The Funds' portfolio managers believe this discipline incorporates a margin of safety between the price the Fund will pay to purchase the security and the value the Fund believes it can receive upon the security's sale. In addition, in the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.


               The Funds may also use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe that the use of these instruments can benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if its portfolio manager's judgment proves incorrect.


6. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Funds may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

             Investment objective, principal investment strategies and risks  25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital has overall supervisory responsibility for the investment program of each Fund. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Funds and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               From its own assets, Janus Capital or its affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions that were instrumental in the acquisition or retention of shareholders for the Funds. The amount of these payments is determined by Janus Capital and may be substantial. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expecting to receive these fees are listed in the


 26  Janus Adviser prospectus

               Statement of Additional Information ("SAI"). Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing material or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related as well as recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the Investor. You may wish to consider whether such arrangements exist when evaluating any recommendations of the Funds.


               Vontobel Asset Management, Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, was the investment adviser to US Value Predecessor Fund and International Equity Predecessor Fund until the reorganization of those funds into each respective Fund. Vontobel now serves as subadviser to each Fund.

MANAGEMENT EXPENSES


               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the management fee and other expenses that the


                                                     Management of the Funds  27

               Fund must pay. With respect to each Fund, Janus Capital pays Vontobel a subadvisory fee from its management fee for managing the Funds.


               Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fees and distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Funds are subject to the following management fee schedule (expressed as an annual rate):



                                                             Annual Management
                                                                 Fee Rate
Fund                       Average Daily Net Assets of Fund  Percentage(%)(1)
------------------------------------------------------------------------------
Focused Value Fund(2)      First $100 Million                     0.96
                           Increment from $100 Million to
                             $300 Million                         0.85
                           Increment over $300 Million            0.75
International Equity Fund  First $100 Million                     0.99
                           Increment from $100 Million to
                             $300 Million                         0.85
                           Increment over $300 Million            0.75



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees and administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels through September 30, 2005. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus, and additional information is included in the Statement of Additional Information.


(2) Formerly named US Value Fund.


 28  Janus Adviser prospectus

               For the fiscal year ended February 28, 2005, each Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets. [TO BE UPDATED BY AMENDMENT]



                                                       Management Fee
                                                 (for the Fiscal Year Ended
Fund                                                 February 28, 2005)
---------------------------------------------------------------------------
Focused Value Fund(1)
International Equity Fund



(1) Formerly named US Value Fund.


SUBADVISER

               VONTOBEL ASSET MANAGEMENT, INC., formerly named Vontobel USA Inc., 450 Park Avenue, New York, NY 10022, serves as subadviser to each of the Funds. As subadviser, Vontobel provides day-to-day management of the investment operations of each Fund.


               Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, such as the Predecessor Funds, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of March 31, 2005, Vontobel managed in excess of
               $          . [TO BE UPDATED BY AMENDMENT]


               Janus Capital and the Funds have applied for an exemptive order from the SEC that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trust's Board of Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the Investment Company Act of 1940 ("1940 Act") and the subadvisory agreements would otherwise cause an automatic termination of the

                                                     Management of the Funds  29
               subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, except in certain instances when such affiliates are substantially wholly owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, the Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant the exemptive order.


VONTOBEL PORTFOLIO MANAGERS


EDWIN WALCZAK
--------------------------------------------------------------------------------

                   is a Senior Vice President and Managing Director of Vontobel and Portfolio Manager of Focused Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of U.S. equity research and portfolio management. Mr. Walczak has been the Portfolio Manager of Focused Value Fund (or its predecessor) since inception in March 1990. He received a Bachelor of Arts in Government from Colby College, a Masters in Art in International Politics and Economics from Columbia University, and a Masters in Business Administration in Finance from Columbia University.


 30  Janus Adviser prospectus

RAJIV JAIN
--------------------------------------------------------------------------------
                   is a Senior Vice President and Managing Director of
                   Vontobel and Portfolio Manager of International Equity
                   Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate Manager of its international equity portfolios. Mr. Jain has been the Portfolio Manager of International Equity Fund (or its predecessor) since
                   February 2002. He received a Bachelor of Commerce (Honors) from Panjab University, India, a Master's Degree in
                   Finance from the University of Ajmer, India, a Post-Graduate diploma in International Marketing from the Delhi School of Economics, India, and received his Masters in Business Administration from the University of Miami.


               The Funds' Statement of Additional Information ("SAI") provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers' and the portfolio managers' ownership of securities in the Funds.


                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers four classes of shares, one of which, the Class I Shares, is offered pursuant to this Prospectus. Class I Shares, Class A Shares and Class C Shares of the Funds are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Not all financial intermediaries offer each class of shares.

               IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES OF SHARES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the Class A Shares or Class C Shares, please call 1-800-525-0020. If you would like additional information about the Investor Shares, please call 1-800-525-3713.

               CLOSED FUND POLICIES


               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing and, in


 32  Janus Adviser prospectus
               the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund.


               PENDING LEGAL MATTERS


               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice in contradiction to policies stated in the prospectuses for certain Janus funds.


                                                           Other information  33

               Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



               A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.



               The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC,


 34  Janus Adviser prospectus

               INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.





               In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



               A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.



               Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


                                                           Other information  35

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 36  Janus Adviser prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions from investment income are paid at the class level, so they may vary from class to class within a single Fund.


               DISTRIBUTION SCHEDULE


               Dividends for the Funds are normally declared and distributed in June and December. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains distributions are normally declared and distributed in June. However, in certain situations, it may be necessary for a Fund to declare and distribute capital gains in December in addition to the June distribution.



               HOW DISTRIBUTIONS AFFECT A FUND'S NAV



               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable


                                                     Distributions and taxes  37
               mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

               For your convenience, each Fund's distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, shareholders should contact their financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser

 38  Janus Adviser prospectus
               if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time a Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be available to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you and to the Internal Revenue Service.


               Income dividends or capital gains distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUNDS


               Dividends, interest and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other


                                                     Distributions and taxes  39
               foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 40  Janus Adviser prospectus

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


               Investors may not purchase, exchange or redeem shares of the Funds directly. Such shares may be purchased, exchanged or redeemed only through retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through: (1) retirement plans; and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain classes may not be available through certain of these intermediaries. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES OF THIS CLASS.


               With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

               Investments in Class I Shares will be duly processed at the NAV next calculated after an order is received in good order by a Fund or its agent. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.


               The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day").


                                                         Shareholder's guide  41

               In order to receive a day's price, your order must be received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.



               Securities held by the Funds are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
               (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.



               The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying


 42  Janus Adviser prospectus
               funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.



               Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in a Fund's share price, as further described in the "Excessive Trading" section. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


               All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


DISTRIBUTION AND SERVICE FEES


               DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class I Shares (the "Class I Plan"), Class I Shares of each Fund may pay Janus Distributors, the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund. Under the terms of the Class I Plan, each Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services and shareholder account

                                                         Shareholder's guide  43
               services performed by such entities for their customers who are investors in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.


               ADMINISTRATIVE SERVICES FEE


               Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in the Funds.


PURCHASES


               Purchases of Class I Shares may be made only through institutional channels such as retirement plans, brokers and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.


 44  Janus Adviser prospectus

               The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

               MINIMUM INVESTMENT REQUIREMENTS

               Financial intermediaries must maintain a $100,000 minimum aggregate balance in Class I Shares of a Fund, except for defined contribution plans and broker wrap accounts.

               SYSTEMATIC PURCHASE PLAN


               You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


EXCHANGES


               Contact your financial intermediary or consult your plan documents to exchange into other Janus funds. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).



               - You may generally exchange shares of a Fund for shares of the same class of any Fund in Janus Adviser offered through your financial intermediary or qualified plan.


               - You must meet the minimum investment amount for each fund.


               - An exchange from Class I Shares of International Equity Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. A Fund may suspend or terminate

                                                         Shareholder's guide  45
                 your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

REDEMPTIONS


               Redemptions, like purchases, may generally be effected only through retirement plans, brokers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.



               Shares of the Funds may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


               SYSTEMATIC WITHDRAWAL PLAN

               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all intermediaries offer this plan. Contact your financial intermediary for details.


REDEMPTION FEE



               Redemptions (and exchanges) from Class I Shares of International Equity Fund held for three months or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's


 46  Janus Adviser prospectus
               asset level and cash flow due to short-term money movements in and out of the Fund.

               Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.


               The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.



               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.


               In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the

                                                         Shareholder's guide  47

               Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING


               EXCESSIVE TRADING POLICIES AND PROCEDURES



               The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, effectively conceal the identity of individual investors and their transactions from the Funds and their agents.



               The Funds attempt to deter excessive trading through at least the following methods:





               - fair valuation of securities as described under "Pricing of
                 Fund Shares;" and



               - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).


 48  Janus Adviser prospectus

               The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.



               If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to any of the Janus money market funds, although the Janus money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



               The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



               Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



               In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but


                                                         Shareholder's guide  49
               are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



               Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.



               Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.



               EXCESSIVE TRADING RISKS



               The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.



               Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.


 50  Janus Adviser prospectus

               Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



               Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.


                                                         Shareholder's guide  51

               Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.




PORTFOLIO HOLDINGS DISCLOSURE POLICY


               The Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The Funds' portfolio holdings will be posted within approximately two business days after month-end and will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



               In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. International Equity Fund discloses its top ten portfolio holdings. However, Focused Value Fund discloses only its top five portfolio holdings. Industry, sector and regional breakdowns for each Fund are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter-end and will remain available until the following quarter's information is posted.



               Specific portfolio level attribution analysis for each Fund shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.



               Details of the Funds' portfolio holdings policies and procedures, which include a discussion of any exceptions, are contained in the Funds' SAI.



               AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION



               Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC


 52  Janus Adviser prospectus
               within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER COMMUNICATIONS


               Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.



               Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that they have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends the last day of February each year.


                                                         Shareholder's guide  53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance. Please note that the financial highlights information in the following tables represents financial highlights of the Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund through December 31, 2002, as well as the Class I Shares of Focused Value Fund and International Equity Fund through February 28, 2005. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Information for periods prior to October 13, 2003 has been derived from the financial statements of the Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund, which were reorganized into the Funds on October 10, 2003. Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. Following the reorganization, the Funds changed their fiscal year end to the last day of February.



               [TO BE UPDATED BY AMENDMENT] Information for the periods December 31, 2002 and prior was audited by Tait, Weller & Baker, whose report, along with Vontobel US Value Fund's and Vontobel International Equity Fund's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request.



               [TO BE UPDATED BY AMENDMENT]


 54  Janus Adviser prospectus

                  FOCUSED VALUE FUND(1) -                                       VONTOBEL US VALUE -
                       CLASS I SHARES                                             CLASS A SHARES
 -----------------------------------------------------------------------------------------------------------------
                              Year ended       Period ended
                             February 28,      February 29,                          Years ended December 31
                                 2005            2004(2)           2003          2002         2001          2000
  NET ASSET VALUE,
   BEGINNING OF PERIOD                             $21.78          $18.64        $19.86       $19.29        $14.27
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
     income/(loss)                                 (0.01)          (0.02)        (0.09)       (0.12)          0.02
   Net realized/unrealized
     gain/(loss) on
     investments and
     foreign currencies                              0.87            4.48        (0.33)         0.71          5.00
  Total from investment
   operations                                        0.86            4.46        (0.42)         0.59          5.02
  LESS DISTRIBUTIONS:
   Dividends (from net
     investment income)                                --              --            --       (0.02)            --
   Distributions (from net
     realized gains)                                   --          (1.32)        (0.80)           --            --
  Total distributions                                  --          (1.32)        (0.80)       (0.02)            --
  NET ASSET VALUE, END OF
   PERIOD                                          $22.64          $21.78        $18.64       $19.86        $19.29
  Total Return(3)                                   3.95%          24.32%       (2.20)%        3.06%        35.18%
  Net assets, end of period
   (in thousands)                                  $5,825          $6,005      $112,302      $86,157      $137,238
  Average net assets for
   the period (in
   thousands)                                      $5,915          $7,057           N/A          N/A           N/A
  Ratio of gross expenses
   to average net assets(4)                         1.40%(5)        2.16%         1.74%(6)     1.75%(7)      1.75%
  Ratio of net expenses to
   average net assets(4)                            1.40%(5)        2.16%         1.72%        1.75%(7)      1.75%
  Ratio of net investment
   income/(loss) to average
   net assets(4)                                  (0.58)%         (0.92)%       (0.63)%      (0.43)%         0.23%
  Portfolio turnover
   rate(4)                                            55%             21%           76%          66%          104%
 -----------------------------------------------------------------------------------------------------------------



(1) Formerly named US Value Fund.


(2) Period January 1, 2004 to February 29, 2004.


(3) Total return not annualized for periods of less than one full year.


(4) Annualized for periods of less than one full year.


                                                        Financial highlights  55

(5) The ratio was 2.21% in 2004 before waiver of certain fees incurred by the Fund.


(6) Expense ratio for Class A Shares has been increased to include additional custodian fees which were offset by custodian fee credits.


(7) Expense ratio for Class A Shares has increased by 0.29% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.


 56  Janus Adviser prospectus

                INTERNATIONAL EQUITY FUND -                            VONTOBEL INTERNATIONAL EQUITY FUND -
                       CLASS I SHARES                                             CLASS A SHARES
 ----------------------------------------------------------------------------------------------------------------
                              Year ended       Period ended
                             February 28,      February 29,                         Years ended December 31
                                 2005            2004(1)          2003         2002          2001          2000
  NET ASSET VALUE,
   BEGINNING OF PERIOD                           $ 14.82          $11.86       $12.88        $18.86        $28.01
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
     income/(loss)                                (0.03)            0.10         0.03        (0.10)        (0.03)
   Net gain/(loss) on
     securities (both
     realized and
     unrealized)                                    0.66            3.39       (1.05)        (5.41)        (5.30)
  Total from investment
   operations                                       0.63            3.49       (1.02)        (5.51)        (5.33)
  LESS DISTRIBUTIONS AND
   OTHER:
   Dividends (from net
     investment income)                               --          (0.06)           --        (0.12)        (0.08)
   Distributions (from
     capital gains)                                   --          (0.43)           --        (0.35)        (3.74)
   Tax return of capital                              --          (0.06)          N/A           N/A           N/A
   Redemption fees                                    --(2)           --          N/A           N/A           N/A
   Payment by affiliate                               --            0.02           --            --            --
  Total distributions and
   other                                              --          (0.53)           --        (0.47)        (3.82)
  NET ASSET VALUE, END OF
   PERIOD                                        $ 15.45          $14.82       $11.86        $12.88        $18.86
  Total Return(3)                                  4.25%          29.90%      (7.92)%      (29.22)%      (18.70)%
  Net assets, end of period
   (in thousands)                                $ 1,303          $1,409      $29,026       $44,356      $133,233
  Average Net Assets for
   the Period (in
   thousands)                                    $ 1,333          $1,547          N/A           N/A           N/A
  Ratio of gross expenses
   to average net assets(4)                        1.50%(5)        2.87%(5)     2.44%         1.89%(6)      1.39%
  Ratio of net expenses to
   average net assets(4)                           1.50%(5)        2.87%(5)     2.44%         1.88%(6)      1.38%
  Ratio of net investment
   income/(loss) to average
   net assets(4)                                   0.17%           0.11%        0.18%       (0.38)%       (0.15)%
  Portfolio turnover
   rate(4)                                           41%             65%          98%           92%           69%
 ----------------------------------------------------------------------------------------------------------------


(1) Period January 1, 2004 to February 29, 2004.

(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.


                                                        Financial highlights  57

(3) Total return not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) The ratio was 2.87% in 2004 and 3.21% in 2003 before waiver of certain fees incurred by the Fund.

(6) Expense ratio for Class A Shares has increased by 0.13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.


 58  Janus Adviser prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objective and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  59

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or

 60  Janus Adviser prospectus
               hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

                                                Glossary of investment terms  61

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face

 62  Janus Adviser prospectus
               value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES


               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.


               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and

                                                Glossary of investment terms  63
               may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


               PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

 64  Janus Adviser prospectus

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  65

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

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

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

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 70

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


                   You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Funds.



                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text-only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.


                      (JANUS LOGO)

                                   www.janus.com


                                   151 Detroit Street
                                   Denver, Colorado 80206-4805
                                   1-800-525-0020

           The Trust's Investment Company Act File No. is 811-21371.

                                            June 20, 2005


                                            Focused Value Fund

                                            International Equity Fund


                             SUBJECT TO COMPLETION


                  PRELIMINARY PROSPECTUS DATED APRIL 20, 2005



     SUBJECT TO SHAREHOLDER APPROVAL, ON OR ABOUT JUNE 20, 2005, PHOENIX INVESTMENT COUNSEL, INC. WILL REPLACE JANUS CAPITAL MANAGEMENT LLC AS THE FUNDS' INVESTMENT ADVISER. THIS PROSPECTUS WILL ONLY BE USED IF SHAREHOLDER APPROVAL IS NOT OBTAINED.


                                 JANUS ADVISER
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                         This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund and Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to each Fund.


                         Each Fund of Janus Adviser currently offers four classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY..............................    2
                   Focused Value Fund............................    2
                   International Equity Fund.....................    3
                   Fees and expenses.............................   11
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS.............................   14
                   Investment objective and principal investment
                   strategies....................................   14
                   General portfolio policies....................   19
                   Risks.........................................   22
                MANAGEMENT OF THE FUNDS..........................   27
                   Investment adviser............................   27
                   Management expenses...........................   28
                   Subadviser....................................   30
                   Vontobel portfolio managers...................   31
                OTHER INFORMATION................................   33
                DISTRIBUTIONS AND TAXES..........................   38
                   Distributions.................................   38
                   Taxes.........................................   39
                SHAREHOLDER'S GUIDE..............................   42
                   Pricing of fund shares........................   42
                   Choosing a share class........................   44
                   Purchases.....................................   48
                   Exchanges.....................................   54
                   Redemptions...................................   55
                   Excessive trading.............................   57
                   Shareholder communications....................   62
                FINANCIAL HIGHLIGHTS.............................   64
                GLOSSARY OF INVESTMENT TERMS.....................   71
                   Equity and debt securities....................   71
                   Futures, options and other derivatives........   75
                   Other investments, strategies and/or
                   techniques....................................   76


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


               Focused Value Fund and International Equity Fund are each designed for long-term investors who primarily seek long-term capital appreciation and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------

               FOCUSED VALUE FUND AND INTERNATIONAL EQUITY FUND each seek long-term capital appreciation.



               The Funds' Trustees may change the objective or principal investment policies of each Fund without a shareholder vote. International Equity Fund has a policy of investing at least 80% of net assets in the type of securities suggested by the Fund's name. International Equity Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, a Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments, subject to that Fund's specific investment policies.



               FOCUSED VALUE FUND


               Focused Value Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. The Fund will invest, under normal circumstances, at least 65% of its net assets in the securities of U.S. companies. For purposes of this policy, U.S. companies are companies organized in the United States and whose securities are


 2  Janus Adviser prospectus
               principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.


               Focused Value Fund's return will be compared to that of the broad market, reflected by the Russell 1000(R) Value Index. In seeking attractive absolute returns, the Fund's portfolio manager seeks to achieve returns in excess of the return available on long-term U.S. Government securities.



               INTERNATIONAL EQUITY FUND

               International Equity Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal market circumstances, the Fund will invest at least 80% of its net assets in equity securities of issuers that are located outside of the United States, or which derive a significant portion of their business or profits outside of the United States. The Fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. International Equity Fund will primarily hold securities listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts ("ADRs") of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States.


               For purposes of International Equity Fund's 80% policy, net assets will take into account borrowings for investment purposes.



MAIN INVESTMENT RISKS



               The biggest risk is that a Fund's returns may vary, and you could lose money. The Funds are designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


                                                          Risk/return summary  3

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your Shares in the Fund you may lose money.



               FOCUSED VALUE FUND is classified as nondiversified. This means that Focused Value Fund may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.



               INTERNATIONAL EQUITY FUND may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time.

 4  Janus Adviser prospectus

               FOCUSED VALUE FUND


               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel US Value Fund (the "US Value Predecessor Fund") into the Fund. The performance shown in the bar chart and table on the following page reflects the historical performance of Class A Shares of US Value Predecessor Fund prior to Focused Value Fund's commencement date. This information has been restated based on the Fund's Class A Shares' and Class C Shares' respective fees and expenses (ignoring any fee and expense limitations), which are equal to or higher (prior to the application of contractual expense waivers) than those of the Class A Shares of US Value Predecessor Fund.



               The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that you may pay when you buy or sell Shares of the Fund. If sales charges were included, the returns would be lower than those shown. The table compares the average annual total returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.



               [TO BE UPDATED BY AMENDMENT]


                                                          Risk/return summary  5

               FOCUSED VALUE FUND(1)(2) - CLASS A



                 Annual returns for periods ended 12/31
                             40.36%  21.27%  34.31%  14.71%  (14.07)%  35.18%  2.98%  (2.10)%  24.54%
                              1995    1996    1997    1998     1999     2000   2001    2002     2003   2004

                 Best Quarter:       Worst Quarter:



               The Fund's year-to-date return as of the calendar quarter ended
               March 31, 2005 was    %.



                                          Average annual total return for periods ended 12/31/04
                                          ------------------------------------------------------
                                                                              Since inception of
                                                                               Predecessor Fund
                                            1 year       5 years   10 years       (3/30/90)
                Class A Shares(3)
                  Return Before Taxes             %           %          %               %
                  Return After Taxes on
                    Distributions                 %           %          %               %
                  Return After Taxes on
                    Distributions and
                    Sale of Fund
                    Shares(4)                     %           %          %               %
                Class C Shares(5)                 %(6)        %          %               %
                Russell 1000(R) Value
                  Index(7)                        %           %          %               %
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                S&P 500(R) Index(8)               %           %          %               %
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                                           --------------------------------------------



               (1) Formerly named US Value Fund.


               (2) The performance shown for periods prior to October 13, 2003 is that of US Value Predecessor Fund-Class A Shares.


               (3) Calculated assuming maximum permitted sales loads. Return is before taxes.


               (4) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


 6  Janus Adviser prospectus

               (5) The 1% maximum sales charge imposed on purchases was
                   eliminated effective September 30, 2004. The average annual total returns have been calculated without this sales charge. If the sales charge had been included in the calculation for the periods shown, total returns would have been lower.


               (6) Calculated to include contingent deferred sales charge applicable to Class C Shares.


               (7) Effective June 20, 2005, the Fund changed its primary
                   benchmark from the S&P 500(R) Index to the Russell 1000(R) Value Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. [The Russell 1000(R) Value Index measures the performance of those
                   Russell 1000 companies with         ] The Fund will retain
                   the S&P 500(R) Index as a secondary index.


               (8) The S&P 500(R) Index is the Standard & Poor's Composite Index
                   of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk/return summary  7

               INTERNATIONAL EQUITY FUND
               The Fund commenced operations on October 13, 2003, after the reorganization of Vontobel International Equity Fund (the "International Equity Predecessor Fund") into the Fund. The performance shown in the bar chart and table below reflects the historical performance of Class A Shares of International Equity Predecessor Fund prior to International Equity Fund's commencement date. This information has been restated based on the Fund's Class A Shares' and Class C Shares' fees and expenses (ignoring any fee and expense limitations), which are higher (prior to the application of contractual expense waivers) than those of the Class A Shares of International Equity Predecessor Fund.


               The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that you may pay when you buy or sell Shares of the Fund. If sales charges were included, the returns would be lower than those shown. The table compares the average annual total returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.



               [TO BE UPDATED BY AMENDMENT]


 8  Janus Adviser prospectus

               INTERNATIONAL EQUITY FUND(1) - CLASS A



                 Annual returns for periods ended 12/31
                            9.92%  15.82%  7.95%  16.06%  45.55%  (19.96)%  (29.64)%  (8.21)%  30.67%
                            1995    1996   1997    1998    1999     2000      2001     2002     2003   2004

                 Best Quarter:       Worst Quarter:



               The Fund's year-to-date return as of the calendar quarter ended
               March 31, 2005 was    %.



                                            Average annual total return for periods ended 12/31/04
                                            ------------------------------------------------------
                                                                                Since inception of
                                                                                 Predecessor Fund
                                                1 year     5 years   10 years      (7/6/90)(2)
                Class A Shares(3)
                  Return Before Taxes                %           %        %               %
                  Return After Taxes on
                    Distributions                    %           %        %               %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(4)                   %           %        %               %
                Class C Shares(5)                    %(6)        %        %               %
                Morgan Stanley Capital
                  International EAFE(R)
                  Index(7)                           %           %        %               %(8)
                  (reflects no deduction for
                    fees, expenses or taxes)
                                                ----------------------------------------



               (1) The performance shown for periods prior to October 13, 2003 is that of International Equity Predecessor Fund, restated based on International Equity Fund's higher fees and expenses.


               (2) Since inception returns reflect International Equity
                   Predecessor Fund's performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.


               (3) Calculated assuming maximum permitted sales loads. Return is before taxes.


               (4) If the Fund incurs a loss, which generates a tax benefit, the
                   Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


                                                          Risk/return summary  9

               (5) The 1% maximum sales charge imposed on purchases was
                   eliminated effective September 30, 2004. The average annual total returns have been calculated without this sales charge. If the sales charge had been included in the calculation for the periods shown, total returns would have been lower.


               (6) Calculated to include contingent deferred sales charge applicable to Class C Shares.


               (7) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


               (8) The average annual total return was calculated based on historical information from June 30, 1990 to December 31, 2004 for the Morgan Stanley Capital International EAFE(R) Index.



               After-tax returns are calculated using distributions for the Predecessor Funds for the period indicated. If Class A Shares and Class C Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.



               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.



               After-tax returns are shown only for Class A Shares of the Funds. After-tax returns for Class C Shares will vary from those shown for Class A Shares due to varying sales charges and expenses between the classes.


               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 10  Janus Adviser prospectus

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Funds. All fees and expenses shown were determined based upon net assets as of the Funds' fiscal year ended February 28, 2005. All fees and expenses are shown without the effect of expense offset arrangements.


               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


               [TO BE UPDATED BY AMENDMENT]


                                                         Risk/return summary  11

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A   Class C
  Maximum sales charge (load).................................   5.75%     1.00%
    Imposed on purchases (as a percentage of offering
      price)..................................................   5.75%(2)    N/A(3)
    Deferred sales charge (as a percentage of the lower of
      original purchase price or redemption proceeds).........    None(4)  1.00%(5)
    Imposed on reinvested dividends and distributions.........    None      None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                                          Total Annual                 Net Annual
                           Management    Distribution        Other       Fund Operating    Expense   Fund Operating
                              Fee       (12b-1) Fees(6)   Expenses(7)     Expenses(8)      Waivers    Expenses(8)
  Focused Value Fund(9) -
   Class A                   0.96%           0.25%               %               %               %           %
   Class C                   0.96%           1.00%               %               %               %           %
  International Equity
   Fund -
   Class A                   0.99%           0.25%               %               %               %           %
   Class C                   0.99%           1.00%               %               %               %           %


 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
 (2) Sales charges may be waived for certain investors.

 (3) The 1% maximum sales charge imposed on purchases prior to September 30, 2004 has been eliminated.


 (4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase.


 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase.


 (6) Because the 12b-1 fee is charged as an ongoing fee, over time, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.


 (7) Other expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until at least September 30, 2005. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.


 (9) Formerly named US Value Fund.


 12  Janus Adviser prospectus

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and reinvest all dividends and distributions without a sales charge.

 The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares.


 All of the examples also assume that your investment has a 5% return each year, and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:



                                                       1 Year(1)    3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS A SHARES ARE REDEEMED:                     ---------------------------------------------------
  Focused Value Fund(3) - Class A(4)                     $            $            $            $
  International Equity Fund - Class A(4)                 $            $            $            $



                                                       1 Year(5)    3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE REDEEMED:                     ---------------------------------------------------
  Focused Value Fund(3) - Class C                        $            $            $            $
  International Equity Fund - Class C                    $            $            $            $



                                                       1 Year(2)    3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS A SHARES ARE NOT REDEEMED:                 ---------------------------------------------------
  Focused Value Fund(3) - Class A(4)                     $            $            $            $
  International Equity Fund - Class A(4)                 $            $            $            $



                                                       1 Year(2)    3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE NOT REDEEMED:                 ---------------------------------------------------
  Focused Value Fund(3) - Class C                        $            $            $            $
  International Equity Fund - Class C                    $            $            $            $


 (1) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (2) Contingent deferred sales charge not applicable.

 (3) Formerly named US Value Fund.

 (4) Assumes the payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase.



                                                         Risk/return summary  13

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


               This section takes a closer look at the investment objective of each Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with a description of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               FOCUSED VALUE FUND


               Focused Value Fund seeks long-term capital appreciation. It pursues its objective by investing in a non-diversified portfolio consisting primarily of equity securities. Realization of income is not a significant consideration when choosing investments for Focused Value Fund, and income realized on the Fund's investments will be incidental to its objective.



               Focused Value Fund will invest, under normal circumstances, at least 65% of its net assets in the securities of U.S. companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The Fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.



               Although Focused Value Fund's return will be compared to that provided by the broad market, reflected by the Russell 1000(R) Value Index, the Fund's portfolio manager seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term U.S. Government securities. The portfolio manager's utilization of an "absolute" yardstick, comparing Fund returns to that of a set rate, rather than a "relative" valuation yardstick, focusing solely on returns relative to an index, is designed to achieve not only a


 14  Janus Adviser prospectus
               satisfactory return over the risk-free rate but at the same time seek safety of principal. Focused Value Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of a company's stock price.


               INTERNATIONAL EQUITY FUND
               International Equity Fund seeks long-term capital appreciation. It pursues its objective by investing in a diversified portfolio consisting primarily of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of issuers that are located outside of the United States, or that derive a significant portion of their business or profits outside of the United States. International Equity Fund will generally invest most of its assets in equity securities of countries that are generally considered to have developed markets, such as, but not limited to, the United Kingdom, the twelve Eurozone countries (France, Germany, Italy, Spain, Portugal, Finland, Greece, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The portfolio manager will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as, but not limited to, Taiwan, Malaysia, Indonesia, and Brazil, that are included in Morgan Stanley Capital International's Emerging Markets Free Index (EMF).

               Although International Equity Fund's return will be compared to that provided by the broad market, reflected by Morgan Stanley Capital International's Europe, Far East and Australasia (EAFE) Index, the Fund's portfolio manager seeks to achieve attractive absolute returns over the "the normalized risk-free rate," defined as the rate of return available on long-term government securities or their equivalent in each country in which the Fund invests. The portfolio manager's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time seek

             Investment objective, principal investment strategies and risks  15 relative safety of principal. International Equity Fund's portfolio manager considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

               International Equity Fund may select its investments among companies that are listed on a foreign securities exchange or companies whose securities have an established foreign over-the-counter market, ADRs of companies that are located outside of the United States or which derive a significant portion of their business or profits outside of the United States and limited investments in "thinly traded" securities.

               The securities International Equity Fund purchases may not always be purchased on the principal market for the issuer's securities. For example, as described above, depositary receipts may be purchased if trading conditions make them more attractive than the underlying security.

               In addition to common stocks and securities that are convertible into common stocks, International Equity Fund may invest in shares of closed-end investment companies that invest in securities that are consistent with International Equity Fund's objective and strategies. By investing in other investment companies, International Equity Fund indirectly pays a portion of the expenses, including management and advisory fees, and brokerage costs of those companies as well as its own similar expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of International Equity Fund to purchase those investments.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT ARE "EQUITY SECURITIES"?

               Equity securities consist of common stocks and securities that are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock.

 16  Janus Adviser prospectus

2. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS?


               Unless its investment objective or policies prescribe otherwise, each Fund may invest substantially all of its assets in common stocks if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" stock and business analysis approach to investments in equities. The portfolio managers make their assessments by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. In the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.


               The portfolio managers seek to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects. Ideally, such companies would have met some or all of these additional characteristics:

               - durable competitive advantage

               - demonstrated consistent earning power

               - businesses and industries that are stable, transparent and unlikely to experience major change

               - little or no debt or high interest coverage ratio

               - free cash flow

               - high return on equity

               - ability to reinvest profits and compound intrinsic value or distribute capital to shareholders

               - management teams with outstanding talent and high integrity that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders

             Investment objective, principal investment strategies and risks  17

3. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of a Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to the Funds' portfolio managers' calculation of future earnings power. The Funds' portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


               Consistent with the investment objective and policies of each Fund, the portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Under normal circumstances, Focused Value Fund will invest at least 65% of its net assets in companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market.


5. WHEN WILL A PORTFOLIO MANAGER SELL A SECURITY?


               In determining which portfolio securities to sell, the portfolio managers of Focused Value Fund and International Equity Fund focus on the operating results of their portfolio companies - not daily, or even monthly price quotations - to measure whether their investments are successful. In making sell decisions, they may consider the following:


               - if a security's price target has been met

               - if there has been an overvaluation of the company by the stock market

 18  Janus Adviser prospectus

               - if they believe there has been a clear deterioration of future earnings power

               - if they believe there has been a loss of long-term competitive advantage

               - whether there is detrimental merger/acquisition activity

               - whether the security is fairly valued and the portfolio manager believes other, more attractive investment opportunities are available

               - if the company's management appears to be engaging in conduct not in the best interest of public shareholders

               - if there is a need by the Fund to raise funds to cover
                 redemptions

               - whether a sale at a loss will likely reduce taxable gains to shareholders

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. International Equity Fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Since market capitalization is defined by each individual market, ranges will vary from country to country. Focused Value Fund does not emphasize companies of any particular size.


GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market


             Investment objective, principal investment strategies and risks  19 fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               The Funds may not always stay fully invested in stocks and bonds. For example, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when the manager is otherwise unable to identify attractive investment opportunities, the Fund's cash or similar investments (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities) and fixed-income instruments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.



               In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


               OTHER TYPES OF INVESTMENTS
               To achieve their objective, the Funds invest primarily in domestic and foreign equity securities. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk;

 20  Janus Adviser prospectus
               however, they may not achieve the Funds' objective of capital appreciation. These securities and strategies may include:

               - debt securities

               - convertible securities

               - indexed/structured securities


               - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange-traded funds individually or in combination for hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES

               Unless otherwise stated within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.


             Investment objective, principal investment strategies and risks  21

               PORTFOLIO TURNOVER
               Each Fund generally intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of its portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Funds' performance. The Financial Highlights section of this Prospectus shows the historical turnover rates of the Funds.

RISKS

               Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

 22  Janus Adviser prospectus

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF FOCUSED VALUE FUND AFFECT ITS RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "non-diversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives Focused Value Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of Focused Value Fund.


2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the expected time frame, the overall performance of a Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

               As value managers, Vontobel believes the principal risk in any investment is in the basic businesses of companies it acquires for a Fund. Vontobel does not consider daily, weekly or monthly fluctuations in stock price as a source of risk. The value of a Fund's portfolio may decrease if Vontobel's belief about a company's intrinsic worth is incorrect.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities,


             Investment objective, principal investment strategies and risks  23 including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.


               - POLITICAL AND ECONOMIC RISK Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


               - MARKET RISK Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner,


 24  Janus Adviser prospectus
                 affecting the Fund's investment strategies and potentially affecting the value of the Fund.


               - TRANSACTION COSTS Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               - GEOGRAPHIC RISK Investments in a selected region (such as
                 Western Europe), even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund with a large portion of its assets invested in a single region is subject to greater risks of adverse events that occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund's NAV.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

               As described under "Investment Objective and Principal Investment Strategies," International Equity Fund may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds' portfolio managers apply a fundamental business valuation discipline under which the target purchase price for a security is determined by first calculating the fundamental business value of a company and then discounting such value.

             Investment objective, principal investment strategies and risks  25

               The Funds' portfolio managers believe this discipline incorporates a margin of safety between the price the Fund will pay to purchase the security and the value the Fund believes it can receive upon the security's sale. In addition, in the case of International Equity Fund, the portfolio manager employs diversification by country and industry in an attempt to reduce risk.


               The Funds may also use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe that the use of these instruments can benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if its portfolio manager's judgment proves incorrect.


6. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Funds may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 26  Janus Adviser prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital has overall supervisory responsibility for the investment program of each Fund. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Funds and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.



               From its own assets, Janus Capital or its affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions that were instrumental in the acquisition or retention of shareholders for the Funds. The amount of these payments is determined by Janus Capital and may be substantial. These payments currently range up to 25 basis points on sales and up to 20 basis points on assets and are subject to change. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the potential size of an institutional relationship, expected gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Funds). Broker-dealer firms currently receiving or expecting to receive these fees are listed in the


                                                     Management of the Funds  27

               Statement of Additional Information ("SAI"). Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related as well as recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations of the Funds.


               Vontobel Asset Management, Inc. ("Vontobel"), 450 Park Avenue, New York, NY 10022, was the investment adviser to US Value Predecessor Fund and International Equity Predecessor Fund until the reorganization of those funds into each respective Fund. Vontobel now serves as subadviser to each Fund.

MANAGEMENT EXPENSES


               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the management fee and other expenses that the Fund must


 28  Janus Adviser prospectus
               pay. With respect to each Fund, Janus Capital pays Vontobel a subadvisory fee from its management fee for managing the Funds.


               Each Fund incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Funds are subject to the following management fee schedule (expressed as an annual rate):



                                                             Annual Management
                                                                 Fee Rate
Fund                       Average Daily Net Assets of Fund  Percentage(%)(1)
------------------------------------------------------------------------------
Focused Value Fund(2)      First $100 Million                     0.96
                           Increment from $100 Million to
                             $300 Million                         0.85
                           Increment over $300 Million            0.75
International Equity Fund  First $100 Million                     0.99
                           Increment from $100 Million to
                             $300 Million                         0.85
                           Increment over $300 Million            0.75



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels through September 30, 2005. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus, and additional information is included in the Statement of Additional Information.


(2) Formerly named US Value Fund.



               For the fiscal year ended February 28, 2005, each Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets. [TO BE UPDATED BY AMENDMENT]



                                                       Management Fee
                                                 (for the Fiscal Year Ended
Fund                                                 February 28, 2005)
---------------------------------------------------------------------------
Focused Value Fund(1)
International Equity Fund



(1) Formerly named US Value Fund.


                                                     Management of the Funds  29

SUBADVISER

               VONTOBEL ASSET MANAGEMENT, INC., formerly named Vontobel USA Inc., 450 Park Avenue, New York, NY 10022, serves as subadviser to each of the Funds. As subadviser, Vontobel provides day-to-day management of the investment operations of each Fund.


               Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, such as the Predecessor Funds, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of March 31, 2005, Vontobel managed in excess of
               $          . [TO BE UPDATED BY AMENDMENT]


               Janus Capital and the Funds have applied for an exemptive order from the SEC that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trust's Board of Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the Investment Company Act of 1940 ("1940 Act") and the subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, except in certain instances when such affiliates are substantially wholly owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the

 30  Janus Adviser prospectus

               Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, the Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant the exemptive order.


VONTOBEL PORTFOLIO MANAGERS


EDWIN WALCZAK
--------------------------------------------------------------------------------

                   is a Senior Vice President and Managing Director of Vontobel and Portfolio Manager of Focused Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of U.S. equity research and portfolio management. Mr. Walczak has been the Portfolio Manager of Focused Value Fund (or its predecessor) since inception in March 1990. He received a Bachelor of Arts in Government from Colby College, a Masters in Art in International Politics and Economics from Columbia University, and a Masters in Business Administration in Finance from Columbia University.


                                                     Management of the Funds  31

RAJIV JAIN
--------------------------------------------------------------------------------
                   is a Senior Vice President and Managing Director of
                   Vontobel and Portfolio Manager of International Equity
                   Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate Manager of its international equity portfolios. Mr. Jain has been the Portfolio Manager of International Equity Fund (or its predecessor) since
                   February 2002. He received a Bachelor of Commerce (Honors) from Panjab University, India, a Master's Degree in
                   Finance from the University of Ajmer, India, a Post-Graduate diploma in International Marketing from the Delhi School of Economics, India, and received his Masters in Business Administration from the University of Miami.


               The Funds' Statement of Additional Information ("SAI") provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers' and the portfolio managers' ownership of securities in the Funds.


 32  Janus Adviser prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers four classes of shares, two of which, the Class A Shares and Class C Shares, are offered pursuant to this Prospectus. Class I Shares, Class A Shares and Class C Shares of the Funds are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Not all financial intermediaries offer each class of shares.

               IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES OF SHARES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the Class I Shares, please call 1-800-525-0020. If you would like additional information about the Investor Shares, please call 1-800-525-3713.

               CLOSED FUND POLICIES


               The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able


                                                           Other information  33
               to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund.


               PENDING LEGAL MATTERS


               In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against


 34  Janus Adviser prospectus

               Canary Capital alleged that this practice in contradiction to policies stated in the prospectuses for certain Janus funds.



               Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



               A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.



               The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants


                                                           Other information  35
               in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.





               In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



               A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.



               Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at

 36  Janus Adviser prospectus

               800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  37

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions from investment income are paid at the class level, so they may vary from class to class within a single Fund.


               DISTRIBUTION SCHEDULE


               Dividends for the Funds are normally declared and distributed in June and December. For investors investing through intermediaries, the date you receive your dividend may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Capital gains distributions are normally declared and distributed in June. However, in certain situations, it may be necessary for a Fund to declare and distribute capital gains in December in addition to the June distribution.



               HOW DISTRIBUTIONS AFFECT A FUND'S NAV



               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable


 38  Janus Adviser prospectus
               mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

               For your convenience, each Fund's distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, shareholders should contact their financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser

                                                     Distributions and taxes  39
               if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time a Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be available to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you and to the Internal Revenue Service.


               Income dividends or capital gains distributions made by a Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUNDS


               Dividends, interest and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass


 40  Janus Adviser prospectus
               through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  41

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


               Investors may not purchase, exchange or redeem Class A Shares or Class C Shares of the Funds directly. Such shares may be purchased, exchanged or redeemed only through retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. Certain classes may not be available through certain of these intermediaries. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES OF THESE CLASSES.


               With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


               The price you pay for Class A Shares is the public offering price, which is the NAV next determined after your order is received in good order by a Fund or its agent, plus any applicable initial sales charge. Investments in Class C Shares will be duly processed at the NAV next calculated after an order is received in good order by a Fund or its agent. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.





               The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day").



               In order to receive a day's price, your order must be received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may


 42  Janus Adviser prospectus
               operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.



               Securities held by the Funds are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
               (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.



               The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


                                                         Shareholder's guide  43

               Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in a Fund's share price, as further described in the "Excessive Trading" section. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


               All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

               Each Fund of Janus Adviser currently offers four classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. Each class of the same Fund represents an interest in the same portfolio of investments, but has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

               - how much you plan to invest;

               - how long you expect to own the shares;

               - the expenses paid by each class; and

               - whether you qualify for any reduction or waiver of sales charges.

 44  Janus Adviser prospectus

               You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below:

               CLASS A SHARES


                Initial sales charge                up to 5.75%(1)

                Lower initial sales charge for
                  purchases of $50,000 or more

                Initial sales charge waived for
                  purchases of $1 million or more

                Deferred sales charge (CDSC)        None except on
                                                    certain redemptions
                                                    of shares purchased
                                                    without an initial
                                                    sales charge

                Minimum initial investment          $2,500

                Maximum purchase                    None

                Minimum aggregate account balance   None

                12b-1 Fee                           Lower annual
                                                    expenses than Class
                                                    C Shares because of
                                                    lower 12b-1 fee


               (1) May be waived under certain circumstances.

                                                         Shareholder's guide  45

               CLASS C SHARES


                Initial sales charge                None

                Deferred sales charge (CDSC)        1.00% on shares
                                                    redeemed within 12
                                                    months of
                                                    purchase(1)

                Minimum initial investment          $2,500

                Maximum purchase                    $500,000

                Minimum aggregate account balance   None

                12b-1 Fee                           Higher annual
                                                    expenses than Class
                                                    A Shares because of
                                                    higher 12b-1 fee


               (1) May be waived under certain circumstances.


DISTRIBUTION, SERVICING AND NETWORKING FEES


               DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS A SHARES

               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares (the "Class A Plan"), Class A Shares of each Fund may pay Janus Distributors, the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class A Shares of a Fund. Under the terms of the Class A Plan, each Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services and shareholder account services performed by such entities for their customers who are investors in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis,


 46  Janus Adviser prospectus
               they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class C Shares (the "Class C Plan"), Class C Shares of each Fund may pay Janus Distributors a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of a Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares of a Fund or who provide shareholder account services to existing Class C shareholders in a Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.


               NETWORKING AND/OR OMNIBUS POSITIONING FEE



               Certain intermediaries may charge networking and/or omnibus account fees with respect to transactions in Class A Shares and


                                                         Shareholder's guide  47

               Class C Shares of the Funds that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems. These fees are paid by the Funds by Class to Janus Services, which uses such fees to reimburse intermediaries.


PURCHASES


               Purchases of Class A Shares and Class C Shares may be made only through institutional channels such as retirement plans, brokers and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.


               The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


               MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS



               The minimum initial investment in Class A Shares and Class C Shares is $2,500, per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should


 48  Janus Adviser prospectus
               refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.



               The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.



               The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.


               SYSTEMATIC PURCHASE PLAN


               You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


                                                         Shareholder's guide  49

               INITIAL SALES CHARGE

               CLASS A SHARES

               An initial sales charge will apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the new asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.



                                                                    Class A Sales Charge
                                                                     as a Percentage of
                                                                ----------------------------
                                                                Net Amount       Offering
  Amount of Purchase at Offering Price                           Invested         Price*
  Under $50,000                                                   6.10%            5.75%
  $50,000 but under $100,000                                      4.71%            4.50%
  $100,000 but under $250,000                                     3.63%            3.50%
  $250,000 but under $500,000                                     2.56%            2.50%
  $500,000 but under $1,000,000                                   2.04%            2.00%
  $1,000,000 and above                                             None            None**


 * Offering price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.


               Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:



               - 1.00% on amounts from $1,000,000 to $4,000,000;



               - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;



               - plus 0.25% on amounts over $10,000,000


 50  Janus Adviser prospectus

               The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

               QUALIFYING FOR A REDUCED CLASS A SHARES SALES CHARGE

               There are several ways you can combine multiple purchases of Class A Shares of the Funds with purchases of certain other classes and other Janus funds (Class A Shares and Class C Shares of the Trust or of Janus Adviser Series, another Trust advised by Janus Capital) to take advantage of the breakpoints in the sales charge schedule as set forth above. Contact your financial intermediary for more information. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.



               In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their transfer agents or your financial intermediary may not retain this information.



               RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust or of Janus Adviser Series) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order to


                                                         Shareholder's guide  51
               obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.



               LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares of the Trust and/or Class A Shares of Janus Adviser Series over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent, or at your option, up to three months before such date. You must refer to such Letter when placing orders. For purposes of a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter; plus
               (ii) the historical cost of all Class A Shares and Class C Shares previously purchased within the three months prior to the signing of the Letter of Intent, if applicable; and minus (iii) the value of any redemptions of Class A Shares and Class C Shares made during the term of the Letter of Intent and the three months prior to the signing of the Letter of Intent, if applicable. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.



               AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your


 52  Janus Adviser prospectus
               spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:


               - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

               - solely controlled business accounts;

               - single participant retirement plans.


               To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your initial or subsequent purchase.



               You may access information regarding sales loads, breakpoint discounts and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


               CLASS C SHARES
               A 1.00% sales charge (1.01% of the amount invested) will apply to your purchase of Class C Shares of a Fund unless the Sales Charge Waiver described below applies. A Fund receives the entire net asset value of all its shares sold. Janus Distributors, the Funds' principal underwriter, retains the sales charge, which it then in turn re-allows to your financial intermediary. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary receives 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they

                                                         Shareholder's guide  53
               receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               CLASS C SHARES SALES CHARGE WAIVERS
               The 1.00% initial sales charge for purchases of Class C Shares will be waived on purchases of Class C Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge. In such cases, although the sales charge is waived, Janus Distributors will still compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased (unless your financial intermediary is receiving 12b-1 fees prior to the 13th month after the initial investment of qualified plan assets in Class C Shares). You should determine if your financial intermediary has agreed to waive the 1.00% initial sales charge for Class C Shares before you purchase Class C Shares. In addition, no initial sales charge will be imposed on reinvested dividends or other distributions.

EXCHANGES


               Contact your financial intermediary or consult your plan documents to exchange into other Janus funds. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).



               - You may generally exchange shares of a Fund for shares of the same class of any Fund in Janus Adviser offered through your financial intermediary or qualified plan.


               - You must meet the minimum investment amount for each fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

 54  Janus Adviser prospectus

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               WAIVER OF ADDITIONAL SALES CHARGES

               Class A Shares received through an exchange of Class A Shares of another Fund of Janus Adviser will not be subject to any initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another Fund of Janus Adviser or Janus Adviser Series (another Trust advised by Janus Capital) will not be subject to any contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions."


REDEMPTIONS


               Redemptions, like purchases, may generally be effected only through retirement plans, brokers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.



               Shares of the Funds may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


               SYSTEMATIC WITHDRAWAL PLAN

               You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

                                                         Shareholder's guide  55
               you specify. Any CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


               CLASS A SHARES AND CLASS C SHARES CDSC

               A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed.


               CDSC WAIVERS

               The CDSC may be waived:

               - Upon the death or disability of the shareholder or plan
                 participant for Class A Shares or Class C Shares;


               - For retirement plans or certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts for Class A Shares or Class C Shares;


               - Upon the redemption of Class A Shares or Class C Shares
                 acquired through reinvestment of Fund dividends or distributions;


               - On the portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments


 56  Janus Adviser prospectus
                 for Class A Shares or Class C Shares during the period during which the CDSC applied; or

               - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

               To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

               REINSTATEMENT PRIVILEGE

               After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A shares.


EXCESSIVE TRADING




               EXCESSIVE TRADING POLICIES AND PROCEDURES



               The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, effectively


                                                         Shareholder's guide  57
               conceal the identity of individual investors and their transactions from the Funds and their agents.



               The Funds attempt to deter excessive trading through at least the following methods:



               - fair valuation of securities as described under "Pricing of
                 Fund Shares;" and



               - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).



               The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.



               If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to any of the Janus money market funds, although the Janus money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.



               The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



               Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and


 58  Janus Adviser prospectus
               redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



               In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



               Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.



               Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.


                                                         Shareholder's guide  59

               EXCESSIVE TRADING RISKS



               The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.



               Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



               Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



               Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts


 60  Janus Adviser prospectus
               traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.



               Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.




PORTFOLIO HOLDINGS DISCLOSURE POLICY


               The Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The Funds' portfolio holdings will be posted within approximately two business days after month-end and will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Profiles & Performance under the Characteristics tab.



               In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. International Equity Fund discloses its top ten portfolio holdings. However, Focused Value Fund discloses only its top five portfolio holdings. Industry, sector and regional breakdowns for each Fund are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter-end and will remain available until the following quarter's information is posted.



               Specific portfolio level attribution analysis for each Fund shall be made available monthly upon request via a Janus representative,


                                                         Shareholder's guide  61
               with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.



               Details of the Funds' portfolio holdings policies and procedures, which include a discussion of any exceptions, are contained in the Funds' SAI.



               AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION



               Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER COMMUNICATIONS




               Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.



               Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that they have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or


 62  Janus Adviser prospectus
               plan sponsor to obtain these reports. The Trust's fiscal year ends the last day of February each year.


                                                         Shareholder's guide  63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance. Please note that the financial highlights information in the following tables represents financial highlights of the Class A and Class C Shares of Vontobel US Value Fund and Class A Shares of Vontobel International Equity Fund through December 31, 2002, as well as the Class A Shares and Class C Shares of Focused Value Fund and International Equity Fund through February 28, 2005. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). Information for periods prior to October 13, 2003 has been derived from the financial statements of the Class A Shares and Class C Shares of Vontobel US Value Fund and Class A Shares of Vontobel International Equity Fund, which were reorganized into the Funds on October 10, 2003. Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. Following the reorganization, the Funds changed their fiscal year end to the last day of February.



               [TO BE UPDATED BY AMENDMENT] Information for the periods December 31, 2002 and prior was audited by Tait, Weller & Baker, whose report, along with Vontobel US Value Fund's and Vontobel International Equity Fund's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request.



               [TO BE UPDATED BY AMENDMENT]


 64  Janus Adviser prospectus

                    FOCUSED VALUE FUND(1) -                                     VONTOBEL US VALUE FUND -
                        CLASS A SHARES                                               CLASS A SHARES
 --------------------------------------------------------------------------------------------------------------------
                                 Year ended       Period ended
                                February 28,      February 29,                   Years ended December 31
                                    2005            2004(2)           2003          2002         2001          2000
  NET ASSET VALUE, BEGINNING
   OF PERIOD                      $                   $21.82          $18.64        $19.86       $19.29        $14.27
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income/(loss)                            --(3)         0.03        (0.09)       (0.12)          0.02
   Net realized/unrealized
     gain/(loss) on
     investments and foreign
     currencies                                         0.87            4.47        (0.33)         0.71          5.00
  Total from investment
   operations                                           0.87            4.50        (0.42)         0.59          5.02
  LESS DISTRIBUTIONS:
   Dividends (from net
     investment income)                                   --              --            --       (0.02)            --
   Distributions (from net
     realized gains)                                      --          (1.32)        (0.80)           --            --
  Total distributions                                     --          (1.32)        (0.80)       (0.02)            --
  NET ASSET VALUE, END OF
   PERIOD                         $                   $22.69          $21.82        $18.64       $19.86        $19.29
  Total Return(4)                        %             3.99%          24.54%       (2.20)%        3.06%        35.18%
  Net assets, end of period
   (in thousands)                 $                   $3,746          $3,752      $112,302      $86,157      $137,238
  Average net assets for the
   period (in thousands)          $                   $3,720          $3,649           N/A          N/A           N/A
  Ratio of gross expenses to
   average net assets(5)                 %             1.15%(6)        2.11%         1.74%(7)     1.75%(8)      1.75%
  Ratio of net expenses to
   average net assets(5)                 %             1.15%(6)        2.11%         1.72%        1.75%(8)      1.75%
  Ratio of net investment
   income/(loss) to average
   net assets(5)                         %           (0.33)%         (0.88)%       (0.63)%      (0.43)%         0.23%
  Portfolio turnover rate(5)             %               55%             21%           76%          66%          104%
 --------------------------------------------------------------------------------------------------------------------



(1) Formerly named US Value Fund.


(2) Period January 1, 2004 to February 29, 2004.


(3) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal period ended.


(4) Total return not annualized for periods of less than one full year.

(5) Annualized for periods of less than one full year.

                                                        Financial highlights  65

(6) The ratio was 1.96% in 2004 before waiver of certain fees incurred by the Fund.


(7) Expense ratio for Class A Shares has been increased to include additional custodian fees in 2002 which were offset by custodian fee credits.


(8) Expense ratio for Class A Shares has increased by 0.29% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.


 66  Janus Adviser prospectus

                                                                                         VONTOBEL
                            FOCUSED VALUE FUND(1) -                                     US VALUE -
                                CLASS C SHARES                                        CLASS C SHARES
 -----------------------------------------------------------------------------------------------------
                               Year ended       Period ended       Year ended          Period ended
                              February 28,      February 29,      December 31,         December 31,
                                  2005            2004(2)             2003                2002(3)
  NET ASSET VALUE, BEGINNING
   OF PERIOD                    $                  $21.52            $18.60                $17.49
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
     income/(loss)                                     --(4)         (0.07)                (0.06)
   Net realized/unrealized
     gain/(loss) on
     investments and foreign
     currencies                                      0.83              4.31                  1.97
  Total from investment
   operations                                        0.83              4.24                  1.91
  LESS DISTRIBUTIONS:
   Dividends (from net
     investment income)                                --                --                    --
   Distributions (from net
     realized gains)                                   --            (1.32)                (0.80)
  Total distributions                                  --            (1.32)                (0.80)
  NET ASSET VALUE, END OF
   PERIOD                       $                  $22.35            $21.52                $18.60
  Total Return(5)                     %             3.86%            23.18%                10.82%
  Net assets, end of period
   (in thousands)               $                  $1,827            $1,344                  $355
  Average net assets for the
   period (in thousands)        $                  $1,677              $948                   N/A
  Ratio of gross expenses to
   average net assets(6)              %             1.90%(7)          3.16%                 2.74%
  Ratio of net expenses to
   average net assets(6)              %             1.90%(7)          3.16%                 2.72%
  Ratio of net investment
   income/(loss) to average
   net assets(6)                      %           (1.05)%           (1.81)%               (1.63)%
  Portfolio turnover rate(6)          %               55%               21%                   76%
 -----------------------------------------------------------------------------------------------------



(1) Formerly named US Value Fund.

(2) Period January 1, 2004 to February 29, 2004.

                                                        Financial highlights  67

(3) Period October 9, 2002 (inception date).


(4) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal period ended.


(5) Total return not annualized for periods of less than one full year.


(6) Annualized for periods of less than one full year.


(7) The ratio was 2.72% in 2004 before waiver of certain fees incurred by the Fund.


 68  Janus Adviser prospectus

                  INTERNATIONAL EQUITY FUND -                              VONTOBEL INTERNATIONAL EQUITY FUND -
                        CLASS A SHARES                                                CLASS A SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                 Year ended       Period ended
                                February 28,      February 29,                    Years ended December 31
                                    2005            2004(1)          2003            2002          2001          2000
  NET ASSET VALUE, BEGINNING
   OF PERIOD                      $                  $14.84          $11.86          $12.88        $18.86        $28.01
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
     income/(loss)                                   (0.03)            0.12            0.03        (0.10)        (0.03)
   Net gain/(loss) on
     securities (both realized
     and unrealized)                                   0.66            3.39          (1.05)        (5.41)        (5.30)
  Total from investment
   operations                                          0.63            3.51          (1.02)        (5.51)        (5.33)
  LESS DISTRIBUTIONS AND
   OTHER:
   Dividends (from net
     investment income)                                  --          (0.06)              --        (0.12)        (0.08)
   Distributions (from capital
     gains)                                              --          (0.43)              --        (0.35)        (3.74)
   Tax return of capital                                 --          (0.06)             N/A           N/A           N/A
   Payment by affiliate                                  --             .02              --            --            --
  Total distributions and
   other                                                 --          (0.53)              --        (0.47)        (3.82)
  NET ASSET VALUE, END OF
   PERIOD                         $                  $15.47          $14.84          $11.86        $12.88        $18.86
  Total Return(2)                       %             4.25%          30.07%         (7.92)%      (29.22)%      (18.70)%
  Net assets, end of period
   (in thousands)                 $                  $1,482          $1,473         $29,026       $44,356      $133,233
  Average net assets for the
   period (in thousands)          $                  $1,470          $1,395             N/A           N/A           N/A
  Ratio of gross expenses to
   average net assets(3)                %             1.25%(4)        2.87%(4)        2.44%         1.89%(5)      1.39%
  Ratio of net expenses to
   average net assets(3)                %             1.25%(4)        2.87%(4)        2.44%         1.88%(5)      1.38%
  Ratio of net investment
   income/(loss) to average
   net assets(3)                        %             0.18%           0.11%           0.18%       (0.38)%       (0.15)%
  Portfolio turnover rate(3)            %               41%             65%             98%           92%           69%
 ----------------------------------------------------------------------------------------------------------------------



(1) Period January 1, 2004 to February 29, 2004.


(2) Total return not annualized for periods of less than one full year.


(3) Annualized for periods of less than one full year.


(4) The ratio was 2.63% in 2004 and 3.21% in 2003 before waiver of certain fees incurred by the Fund.


(5) Expense ratio has increased by 0.13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.


                                                        Financial highlights  69

                                   INTERNATIONAL EQUITY FUND -
                                          CLASS C SHARES
 ------------------------------------------------------------------------------------------------
                                                  Year Ended       Period ended      Period ended
                                                 February 28,      February 29,      December 31,
                                                     2005            2004(1)           2003(2)
  NET ASSET VALUE, BEGINNING OF PERIOD                                $14.95            $13.91
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss)                                      (0.06)              0.11
    Net gain/(loss) on securities (both
      realized and unrealized)                                          0.66              1.34
  Total from investment operations                                      0.60              1.45
  LESS DISTRIBUTIONS AND OTHER:
    Dividends (from net investment income)                                --                --
    Distributions (from capital gains)                                    --            (0.43)
    Payment by affiliate                                                  --              0.02
  Total distributions and other                                           --            (0.41)
  NET ASSET VALUE, END OF PERIOD                                      $15.55            $14.95
  Total Return(3)                                                      4.01%            10.71%
  Net assets, end of period (in thousands)                               $12               $11
  Average net assets for period (in thousands)                           $11               $10
  Ratio of gross expenses to average net
    assets(4)                                                          2.00%(5)          1.92%(5)
  Ratio of net expenses to average net
    assets(4)                                                          2.00%(5)          1.92%(5)
  Ratio of net investment income/(loss) to
    average net assets(4)                                            (1.05)%           (0.14)%
  Portfolio turnover rate(4)                                             41%               65%
 ------------------------------------------------------------------------------------------------



(1) Period January 1, 2004 to February 29, 2004.


(2) Period October 13, 2003 (inception date) to December 31, 2003.


(3) Total return not annualized for periods of less than one full year.


(4) Annualized for periods of less than one full year.


(5) The ratio was 3.38% in 2004 and 5.85% in 2003 before waiver of certain fees incurred by the Fund.


 70  Janus Adviser prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objective and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  71

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or

 72  Janus Adviser prospectus
               hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

                                                Glossary of investment terms  73

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face

 74  Janus Adviser prospectus
               value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES


               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.


               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and

                                                Glossary of investment terms  75
               may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


               PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

 76  Janus Adviser prospectus

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  77

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

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

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 80

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                                                                              81

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


                   You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Funds.



                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text-only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.


                      (JANUS LOGO)

                                   WWW.JANUS.COM


                                   151 Detroit Street
                                   Denver, Colorado 80206-4805
                                   1-800-525-0020

           The Trust's Investment Company Act File No. is 811-21371.

                      PHOENIX ADVISER TRUST
--------------------------------------------------------------------------------


                      TABLE OF CONTENTS

                      Phoenix Focused Value Fund

                         Investment Risk and Return Summary.................   1

                         Fund Fees and Expenses.............................   5

                      Phoenix Foreign Opportunities Fund

                         Investment Risk and Return Summary.................   7

                         Fund Fees and Expenses.............................  11

                      Additional Investment Techniques......................  13

                      Management of the Funds...............................  16

                      Pricing of Fund Shares................................  18

                      Sales Charges.........................................  20

                      Your Account..........................................  22

                      How to Buy Shares.....................................  24

                      How to Sell Shares....................................  24

                      Things You Should Know When Selling Shares............  25

                      Account Policies......................................  26

                      Investor Services and Other Information...............  30

                      Tax Status of Distributions...........................  31

                      Financial Highlights..................................  32

PHOENIX FOCUSED VALUE FUND (FORMERLY US VALUE FUND)
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Focused Value Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. Realization of income is not a significant consideration when choosing investments for the fund and income realized on the fund's investments will be incidental to its objective.

> The fund will invest, under normal circumstances, at least 65% of its net assets in the securities of U.S. companies. For purposes of this policy, U.S. companies are companies organized in the United States and whose securities are principally traded on a U.S. exchange or quoted on an established U.S. over-the-counter market. The fund invests in issuers with the potential for long-term capital appreciation using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued.

> The adviser manages the fund's investment program and general operation of the fund. The subadviser manages the investments of the fund using a bottom-up stock selection process. In other words, the subadviser looks at companies one at a time to determine if a company will increase in value and is consistent with the fund's investment policies. The fund may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The subadviser makes its assessments by examining at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy favorable long-term economic prospects.

> The fund's return will be compared to that of the broad market, reflected by the Russell 1000 Value Index. In seeking attractive absolute returns, the fund's portfolio manager seeks to achieve returns in excess of the return available on long-term U.S. Government securities.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may invest without limit in U.S. debt securities, including short-term money market instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

                                                    Phoenix Focused Value Fund 1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the successes or failure of a new product).

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental factors. Value-oriented funds typically underperform when growth investing is in favor.

o SMALL AND MEDIUM CAPITALIZATION COMPANIES. Companies with smaller capitalizations are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security

2 Phoenix Focused Value Fund
tends to decrease in value which, in turn, may cause the value of your shares to decrease. Investing in companies in emerging markets tends to increase the above risks.

NON-DIVERSIFICATION

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

                                                    Phoenix Focused Value Fund 3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Focused Value Fund. The fund commenced operations on October 13, 2003, after the reorganization of Vontobel US Value Fund (the "Predecessor Fund") into the fund. From October 13, 2003 to June 20, 2005, the fund's investment program and general operations were managed by a different investment adviser. The performance shown in the bar chart and table reflects the performance of the Class A Shares and Class C Shares of the Predecessor Fund prior to October 13, 2003 and the fund's performance since that date. This information has been restated based on the Fund's former Class A Shares' and Class C Shares' respective fees and expenses (ignoring any fee and expense limitations), which are equal to or higher (prior to the application of contractual expense waivers) than those of the Class A Shares and Class C Shares of the Predecessor Fund. The bar chart shows changes in the fund's Class A shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of broad-based securities market indices. The Russell 1000 Value Index is the fund's new primary benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
S
[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1995                 40.36
    1996                 21.27
    1997                 34.31
    1998                 14.71
    1999                -14.07
    2000                 35.18
    2001                  2.98
    2002                 -2.10
    2003                 24.54
    2004

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 20.26% (quarter ended December 31, 2000) and the lowest return for a quarter was -15.41% (quarter ended September 30, 1999). Year-to-date performance (through March 31, 2005) was ____%.

---------------------------------------------------------------------------------------------------------------
                                                                                        SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                   1 YEAR       5 YEARS      10 YEARS ----------------------------
  (FOR THE PERIODS ENDING 12/31/04)(2)                                                        CLASS C
---------------------------------------------------------------------------------------------------------------
  Class A
---------------------------------------------------------------------------------------------------------------
     Return Before Taxes                           %            %            %                  N/A
---------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)        %            %            %                  N/A
---------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and       %            %            %                  N/A
     Sales of Fund Shares(4)
---------------------------------------------------------------------------------------------------------------
  Class C
---------------------------------------------------------------------------------------------------------------
     Return Before Taxes                           %           N/A          N/A                [__%]
---------------------------------------------------------------------------------------------------------------
  Russell 1000 Value Index(5)                      %            %            %                   %
---------------------------------------------------------------------------------------------------------------
  S&P 500 Index(5)                                 %            %            %                   %
---------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class C Shares.

(3) Class C Shares since October 9, 2002.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for Class A shares, the fund's longest outstanding share class; after-tax returns for Class C shares will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Russell 1000 Value Index measures the performance of those Russell companies with low price-to-book ratios. The S&P 500 Index is a free float-adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with net dividends reinvested. Each index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

4 Phoenix Focused Value Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                CLASS A           CLASS C
                                                                SHARES            SHARES
                                                                ------            ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             1%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                        None              None

Redemption Fee                                                   None              None

Exchange Fee                                                     None              None
                                                          -------------------------------------

                                                                CLASS A           CLASS C
                                                                SHARES            SHARES
                                                                ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.75%             0.75%

Distribution and Service (12b-1) Fees(b)                        0.25%             1.00%

Other Expenses(c)                                               0.55%             0.55%
                                                                -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES BEFORE
EXPENSE WAIVER                                                  1.55%             2.30%

Contractual Expense Waiver(d)                                   0.40%             0.40%

TOTAL ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE
WAIVER                                                          1.15%             1.90%
                                                                =====             =====

-----------------
(a) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.
(c) Includes networking and/or omnibus account fees charged by intermediaries with respect to processing orders in fund shares.
(d) The investment adviser has agreed to limit the total operating expenses of Class A shares and Class C shares to 1.15% and 1.90% until March 31, 2006. From April 1, 2006 through June 30, 2008 the investment adviser has contractually agreed to limit the expenses of the fund to 1.25% and 2.00% for Class A shares and Class C shares, respectively. Under certain circumstances, any contractually fees waived by the investment adviser may be repaid to the investment adviser.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that all expense caps for the fund remain in effect only for the period ended June 30, 2008. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    Phoenix Focused Value Fund 5

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                       $                      $                     $                     $
-----------------------------------------------------------------------------------------------------------------
   Class C                       $                      $                     $                     $
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class C                       $                      $                     $                     $
-----------------------------------------------------------------------------------------------------------------


6 Phoenix Focused Value Fund

PHOENIX-FOREIGN OPPORTUNITIES FUND
(FORMERLY INTERNATIONAL EQUITY FUND)
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Foreign Opportunities Fund seeks long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, at least 80% of the fund's net assets are invested in equity securities of issuers located outside of the United States, or which derive a significant portion of their business or profits outside of the United States in three or more foreign countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries.

> The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts ("ADRs"). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

> The adviser manages the fund's investment program and general operation of the fund. The subadviser manages the investments of the fund using a bottom-up stock selection process. In other words, the subadviser looks at companies one at a time to determine if a company will increase in value and is consistent with the fund's investment policies. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.

> Most of the fund's assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

> The fund's return will be compared to that of the broad market, reflected by Morgan Stanley Capital International's Europe, Far East and Australasia (EAFE) Index. In seeking attractive absolute returns, the fund's subadviser seeks to achieve returns in excess of the return available on long-term government securities or their equivalent in each country in which the fund invests. If the subadviser is unable to identify such investments, the fund's uninvested assets may be held in cash or similar investments.

> In addition to common stocks and securities that are convertible into common stocks, the fund may invest in shares of closed-end investment companies that invest in securities that are consistent with the fund's investment objective and policies.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest all of its assets in domestic and foreign short-term money market instruments, including

                                            Phoenix Foreign Opportunities Fund 7
government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental factors. Value-oriented funds typically underperform when growth investing is in favor. Value-oriented funds typically underperform when growth investing is in favor.

o SMALL AND MEDIUM CAPITALIZATION COMPANIES. Companies with smaller capitalizations are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

8 Phoenix Foreign Opportunities Fund

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease. Investing in companies in emerging markets tends to increase the above risks.

                                            Phoenix Foreign Opportunities Fund 9

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Foreign Opportunities Fund. The fund commenced operations on October 13, 2003, after the reorganization of Vontobel International Equity Fund (the "Predecessor Fund") into the fund. From October 13, 2003 to June 20, 2005, the fund's investment program and general operations were managed by a different investment adviser. The performance shown in the bar chart and table reflects the performance of the Class A shares of the Predecessor Fund prior to October 13, 2003 and the fund's performance since that date. This information has been restated based on the Fund's former Class A Shares' fees and expenses (ignoring any fee and expense limitations), which are higher (prior to the application of contractual expense waivers) than those of the Class A Shares of the Predecessor Fund. The bar chart shows changes in the fund's Class A shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR        ANNUAL RETURN (%)
    1995                  9.92
    1996                 15.82
    1997                  7.95
    1998                 16.06
    1999                 45.55
    2000                -19.96
    2001                -29.64
    2002                 -8.21
    2003                 30.67
    2004

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was _____% (quarter ended ____________) and the lowest return for a quarter was - 19.89% (quarter ended March 31, 2001). Year-to-date performance (through March 31, 2005) for the period was ____%.

---------------------------------------------------------------------------------------------------------------
                                                                                        SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                   1 YEAR       5 YEARS      10 YEARS ----------------------------
  (FOR THE PERIODS ENDING 12/31/04)(2)                                                        CLASS C
---------------------------------------------------------------------------------------------------------------
   Class A
 ---------------------------------------------------------------------------------------------------------------
      Return Before Taxes                           %            %            %                  N/A
 ---------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(4)        %            %            %                  N/A
 ---------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and       %            %            %                  N/A
      Sales of Fund Shares(4)
 ---------------------------------------------------------------------------------------------------------------
   Class C
 ---------------------------------------------------------------------------------------------------------------
      Return Before Taxes                           %           N/A          N/A                [__%]
 ---------------------------------------------------------------------------------------------------------------
   Morgan Stanley Capital International EAFE(R)     %            %            %                   %
   Index(5)
 ---------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class C Shares.

(3) Class C Shares since October 13, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for Class A shares, the fund's longest outstanding share class; after-tax returns for Class C shares will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fee expenses or tax as associated with the active management of an actual portfolio.

10 Phoenix Foreign Opportunities Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS C
                                                               SHARES            SHARES
                                                               ------            ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    5.75%             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None             1%(a)

Maximum Sales Charge (load) Imposed on Reinvested Dividends      None              None

Redemption Fee                                                   None              None

Exchange Fee                                                     None              None
                                                          -------------------------------------
                                                               CLASS A           CLASS C
                                                               SHARES            SHARES
                                                               ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.85%             0.85%

Distribution and Service (12b-1) Fees(b)                        0.25%             1.00%

Other Expenses(c)                                               1.32%             1.32%
                                                                -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES BEFORE
EXPENSE WAIVER                                                  2.42%             3.17%

Contractual Expense Waiver(d)                                   1.17%             1.17%

TOTAL ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE
WAIVER                                                          1.25%             2.00%
                                                                =====             =====

---------------------
(a) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.
(c) Includes networking and/or omnibus account fees charged by intermediaries with respect to processing orders in fund shares.
(d) The investment adviser has agreed to limit total operating expenses of Class A shares and Class C shares to 1.25% and 2.00%, respectively, until March 31, 2006. From April 1, 2006 through June 30, 2008, the investment adviser has contractually agreed to limit the expenses of the fund to 1.35% and 2.10% for Class A shares and Class C shares, respectively. Under certain circumstances, any fees contractually waived by the investment adviser may be repaid to the investment adviser.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that all expense caps for the fund remain in effect only for the period ended June 30, 2008. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           Phoenix Foreign Opportunities Fund 11

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                       $                      $                     $                     $
-----------------------------------------------------------------------------------------------------------------
   Class C                       $                      $                     $                     $
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class C                       $                      $                     $                     $
-----------------------------------------------------------------------------------------------------------------


12 Phoenix Foreign Opportunities Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Foreign Opportunities Fund ("Foreign Opportunities") and Phoenix Focused Value Fund ("Focused Value") may engage in the following investment techniques as indicated:

BORROWING

Each fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

[BRADY BONDS

Foreign Opportunities may invest in Brady Bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults making the bonds speculative in nature.]

CONVERTIBLE SECURITIES

Each fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks, but lower yields than comparable nonconvertible securities.

DEBT SECURITIES

In addition to common stocks, each fund may invest in any other type of securities, including preferred stocks, convertible securities, bonds, notes and debt securities of any maturity and credit quality, subject to such limitations as are included in the fund's prospectus and statement of additional information.

Foreign Opportunities may invest in securities other than emerging market debt obligations of any maturity, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

                                                        Phoenix Advisor Trust 13

DEPOSITARY RECEIPTS

Each fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs, and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.

DERIVATIVES

The funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designated to hedge. Gains and losses derived from hedging transactions are; therefore, more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.

EMERGING MARKET INVESTING

Foreign Opportunities may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

HIGH YIELD-HIGH RISK SECURITIES

Each fund may invest in high yield-high risk securities. High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make

14 Phoenix Advisor Trust
principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated.

ILLIQUID SECURITIES

The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING

Each fund may invest in shares of other mutual funds. Foreign Opportunities may invest in shares of closed-end investment companies that invest primarily in emerging market debt securities. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

SECURITIES LENDING

Each fund may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

Each fund may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

U.S. AND FOREIGN GOVERNMENT OBLIGATIONS

Each fund may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.

VARIABLE AND FLOATING RATE SECURITIES

The funds may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.

                                                        Phoenix Advisor Trust 15

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS

Foreign Opportunities may invest in debt obligations that do not make any interest or principal payments for a specified time. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling __ mutual funds and as adviser to institutional clients. As of March 31, 2005, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years and has been the investment adviser to the funds since June 20, 2005.

Vontobel Asset Management, Inc. (formerly named Vontobel USA Inc.) ("Vontobel"), 450 Park Avenue, New York, NY 10022, serves as subadviser to the funds. Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, such as the Predecessor Fund, Vontobel also acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of March 31, 2005, Vontobel managed in excess of $___ billion.

Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment program and the general operations of the funds. Vontobel, as subadviser, is responsible for day-to-day management of each fund's portfolio. Vontobel

16 Phoenix Advisor Trust
manages each fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of each fund's net assets at the following rates:

--------------------------------------------------------------------------------
   Management Fee                                                   0.85%
--------------------------------------------------------------------------------
   Focused Value Fund                                               0.75%
--------------------------------------------------------------------------------
   Foreign Opportunities Fund                                       0.85%
--------------------------------------------------------------------------------

Phoenix pays Vontobel a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
          Subadvisory Fee               $1st 50 million           $50+ million
--------------------------------------------------------------------------------
   Focused Value Fund                        0.70%                   0.375%
--------------------------------------------------------------------------------
   Foreign Opportunities Fund                0.80%                   0.425%
--------------------------------------------------------------------------------

During the funds' last fiscal year, the Focused Value Fund paid total management fees of ____ and the Foreign Opportunities Fund paid total management fees of $_______ to the funds' former investment adviser. The ratio of management fees to average net assets for the fiscal year ended February 28, 2005 was ___% for the Focused Value Fund and ____% for the Foreign Opportunities Fund, under a different fee schedule.


PORTFOLIO MANAGEMENT

Rajin Jain is a Senior Vice President and Managing Director of Vontobel and Portfolio Manager of Foreign Opportunities Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and Associate Manager of its international equity portfolios. Mr. Jain has been the portfolio manager of Foreign Opportunities Fund (or its predecessor) since February 2002.

Edwin Walczak is a Senior Vice President and Managing Director of Vontobel and Portfolio Manager of Focused Value Fund. Mr. Walczak joined Vontobel in 1988 as Vice President and head of U.S. equity research and portfolio management. Mr. Walczak has been the portfolio manager of Focused Value Fund (or its predecessor) since inception in March 1990.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

The Trust and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing

                                                        Phoenix Advisor Trust 17
subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

         o adding the values of all securities and other assets of that class;

         o subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of the fund.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share on days when the

18 Phoenix Advisor Trust

NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange trades securities); (viii) whether two or more dealers with whom the subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant

                                                        Phoenix Advisor Trust 19
events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Presently, each fund offers two classes of shares. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-

20 Phoenix Advisor Trust

IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' website: PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for each fund. The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                        SALES CHARGE AS
                                                                        A PERCENTAGE OF
                                                      ----------------------------------------------------

AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
----------------------------------------------------------------------------------------------------------
Under $50,000                                                 5.75%                             6.10%
$50,000 but under $100,000                                    4.75                              4.99
$100,000 but under $250,000                                   3.75                              3.90
$250,000 but under $500,000                                   2.75                              2.83
$500,000 but under $1,000,000                                 2.00                              2.04
$1,000,000 or more                                            None                              None

In addition, any holder of Class I Shares or Investor Shares of a Predecessor Fund whose shares were converted to Class A Shares of the Phoenix Focused Value Fund or Phoenix

                                                        Phoenix Advisor Trust 21

Foreign Opportunities Fund on June 20, 2005 may continue, as long as such Shares are held, to purchase Class A Shares without any sales charges. See "How to Buy Shares - Class A Shares - Reduced Initial Sales Charges" in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS C SHARES

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR                 1                 2+
--------------------------------------------------------------------------------
CDSC                 1%                0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name of the fund or funds in which you would like to invest on the check or transfer instructions.

22 Phoenix Advisor Trust

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer two classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

                                                        Phoenix Advisor Trust 23

HOW TO BUY SHARES

---------------------------------------------------------------------------------------------------------------
                                   TO OPEN AN ACCOUNT
---------------------------------------------------------------------------------------------------------------
Through a financial advisor        Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
---------------------------------------------------------------------------------------------------------------
Through the mail                   Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                   02266-8301.
---------------------------------------------------------------------------------------------------------------
By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------
Through express delivery           Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                   66 Brooks Drive, Braintree, MA 02184.
---------------------------------------------------------------------------------------------------------------
By Investo-Matic                   Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                   P.O. Box 8301, Boston, MA 02266-8301.
---------------------------------------------------------------------------------------------------------------
By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

24 Phoenix Advisor Trust

-----------------------------------------------------------------------------------------------------------------
                                    TO SELL SHARES
-----------------------------------------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
-----------------------------------------------------------------------------------------------------------------
Through the mail                    Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------
Through express delivery            Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                    Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------
By telephone                        For sales up to $50,000, requests can be made by calling (800) 243-1574.
-----------------------------------------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
-----------------------------------------------------------------------------------------------------------------
By Check (Tax-Exempt Bond           If you selected the checkwriting feature, you may write checks for amounts
Fund and Emerging Markets           of $500 or more. Checks may not be used to close an account.
Bond Fund only)
-----------------------------------------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

                                                        Phoenix Advisor Trust 25

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See Disruptive Trading and Market Timing in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value,

26 Phoenix Advisor Trust
with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Website at PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if

                                                        Phoenix Advisor Trust 27
we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the Foreign Opportunities Fund may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in

28 Phoenix Advisor Trust
non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot represent that such trading activity can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

                                                        Phoenix Advisor Trust 29

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' website, PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the website at the end of each month, generally within 10 business days. This information will remain available on the website until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which

30 Phoenix Advisor Trust
are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") as Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plans to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                                    DIVIDEND PAID
--------------------------------------------------------------------------------
   Focused Value Fund                                          [tbd]
--------------------------------------------------------------------------------
   Foreign Opportunities Fund                                  [tbd]
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                                        Phoenix Advisor Trust 31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the last five years or since inception. Please note that the financial highlights information in the following tables represents financial highlights of the Class A and Class C Shares of Vontobel US Value Fund and Class A Shares of Vontobel International Equity Fund through December 31, 2002, as well as the Class A Shares and Class C Shares of US Value Fund (currently known as Phoenix Focused Value Fund) and International Equity Fund (currently known as Phoenix Foreign Opportunities Fund) through February 28, 2005. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment (assuming reinvestment of all dividends and distributions), Information for periods prior to October 13, 2003 has been derived from the financial statements of the Class A shares and Class C Shares of Vontobel US Value Fund and Class A Shares of Vontobel International Equity Fund, which were reorganized into the funds on October 10, 2003. Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. Following the reorganization, the funds changed their fiscal year end to the last day of February.

Information for the periods ended February 28, 2005, February 29, 2004 and December 31, 2003 was audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI. Information for the periods ended December 31, 2002 and prior was audited by Tait, Weller & Baker, whose report, along with Vontobel US Value Fund's and Vontobel International Equity Fund's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request.

32 Phoenix Advisor Trust

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PHOENIX FOCUSED VALUE FUND (FORMERLY US VALUE FUND)+
CLASS A SHARES

                                                                               VONTOBEL US VALUE FUND
                                          YEAR         PERIOD                       CLASS A SHARES
                                          ENDED         ENDED     --------------------------------------------------
                                       FEBRUARY 28,  FEBRUARY 29,              YEARS ENDED DECEMBER 31,
                                           2005         2004*         2003        2002        2001        2000
                                       ---------------------------   ------      ------      ------      -------
  Net asset value, beginning of period       $         $21.82        $18.64      $19.86      $19.29      $14.17
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income/(loss)                       --(1)          0.03       (0.09)      (0.12)       0.02
     Net realized/unrealized                             0.87          4.47       (0.33)       0.71        5.00
       gain/(loss) on investments and foreign
       currencies
       TOTAL FROM INVESTMENT                             0.87          4.50       (0.42)       0.59        5.02
         OPERATIONS
  LESS DISTRIBUTIONS:
     Dividends (from net investment income)              --             --           --       (0.02)       --
     Distributions (from net realized gains)             --           (1.32)      (0.80)         --        --
       TOTAL DISTRIBUTIONS                               --           (1.32)      (0.80)      (0.02)       --
  NET ASSET VALUE, END OF PERIOD             $         $22.69        $21.82      $18.64      $19.86      $19.29
  Total return**                             $           3.99%        24.54%      (2.20)%      3.06%      35.18%
  NET ASSETS, END OF PERIOD                  $         $3,746        $3,752    $112,302     $86,157    $137,238
    (IN THOUSANDS)
  Average net assets for the period          $         $3,720        $3,649         N/A         N/A         N/A
    (in thousands)
  Ratio of gross expenses to average         %           1.15%(2)      2.11%       1.74%(3)    1.75%(4)    1.75%
  net assets***
  Ratio of net expenses to average net       %           1.15%(2)      2.11%       1.72%       1.75%(4)    1.75%
    assets***
  Ratio of net investment                    %          (0.33)%       (0.88)%     (0.63)%     (0.43)%      0.23%
    income/(loss) to average net assets***
  Portfolio turnover rate***                 %             55%           21%         76%         66%        104%
  -------------------------

   + Effective June 20, 2005, the Fund (then known as Focused Value Fund and previously US Value Fund) changed its name and Phoenix Investment Counsel, Inc. became the Fund's investment adviser.

   * Period January 1, 2004 to February 29, 2004.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
 (1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.
 (2) The ratio was 1.96% in 2004 before waiver of certain fees incurred by the Fund.
 (3) Expense ratio for Class A Shares has been increased to include additional custodian fees in 2002 which were offset by custodian fee credits.
 (4) Expense ratio for Class A Shares has increased by .29% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

                                                        Phoenix Advisor Trust 33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PHOENIX FOCUSED VALUE FUND (FORMERLY US VALUE FUND)+
CLASS C SHARES

                                                                                               VONTOBEL US
                                                                                                VALUE FUND
                                                                                              CLASS C SHARES
                                                                                            -------------------
                                               YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                              FEBRUARY 28,     FEBRUARY 29,    DECEMBER 31,     DECEMBER 31,
                                                  2005            2004*            2003            2002**
                                              --------------  --------------  ---------------  ---------------
  Net asset value, beginning of period            $              $21.52           $18.60           $17.49
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income/(loss)                                   --(1)          (0.07)           (0.06)%
     Net realized/ unrealized gain/ (loss) on                      0.83             4.31             1.97%
       investments and foreign currencies
       TOTAL FROM INVESTMENT OPERATIONS                            0.83             4.24             1.91%
  LESS DISTRIBUTIONS:
     Dividends (from net investment income)                         --               --               --
     Distributions (from net realized gains)                        --             (1.32)           (0.80)
       TOTAL DISTRIBUTIONS                                          --             (1.32)           (0.80)
  NET ASSET VALUE, END OF PERIOD                  $              $22.35           $21.52           $18.60
  Total return***                                 %                3.86%           23.18%           10.82%
  NET ASSETS, END OF PERIOD (IN THOUSANDS)        $              $1,827           $1,344             $355
  Average net assets for the period               $              $1,677             $948             N/A
    (in thousands)
  Ratio of gross expenses to average net          %                1.90%(2)         3.16%            2.74%
  assets****:
  Ratio of net expenses to average net            %                1.90%(2)         3.16%            2.72%
    assets****
  Ratio of net investment income/(loss) to        %               (1.05)%          (1.81)%          (1.63)%
    average net assets****
  Portfolio turnover rate****                     %                  55%              21%              76%

  ------------------------
  + Effective June 30, 2005, the Fund (then known as Focused Value Fund and previously US Value Fund) changed its name and Phoenix Investment Counsel, Inc. became the Fund's investment adviser.

   * Period January 1, 2004 to February 29, 2004.
  ** Period October 9, 2002 (inception date)
 *** Total return not annualized for periods of less than one full year.
**** Annualized for periods of less than one full year.
 (1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.
 (2) The ratio was 2.72% in 2004 before waiver of certain fees incurred by the Fund.

34 Phoenix Advisor Trust

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PHOENIX FOREIGN OPPORTUNITIES FUND (FORMERLY INTERNATIONAL EQUITY FUND)+ CLASS A SHARES

                                                                               INTERNATIONAL EQUITY FUND
                                           YEAR         PERIOD                       CLASS A SHARES
                                           ENDED         ENDED     --------------------------------------------------
                                        FEBRUARY 28,  FEBRUARY 29,              YEARS ENDED DECEMBER 31,
                                            2005         2004*         2003        2002        2001        2000
                                       ---------------------------    ------      ------      ------      -------

  Net asset value, beginning of period       $          $14.84        $11.86      $12.88       $18.86      $28.01
  INCOME FROM INVESTMENT
    OPERATIONS:
     Net investment income/(loss)                        (0.03)         0.12        0.03        (0.10)      (0.03)
     Net gain/(loss) on securities
       (both realized and unrealized)                     0.66          3.39       (1.05)       (5.41)      (5.30)
       TOTAL FROM INVESTMENT
         OPERATIONS                                       0.63          3.51       (1.02)       (5.51)      (5.33)
  LESS DISTRIBUTIONS AND OTHER:
     Dividends (from net investment
       income)                                              --         (0.06)         --        (0.12)      (0.08)
     Distributions (from capital gains)                     --         (0.43)         --        (0.35)      (3.74)
     Tax return of capital                                  --         (0.06)        N/A          N/A         N/A
     Payment by affiliate                    $              --          0.02          --           --          --
  TOTAL DISTRIBUTIONS AND OTHER              $              --         (0.53)         --        (0.47)      (3.82)
  NET ASSET VALUE, END OF PERIOD             $          $15.47        $14.84      $11.86       $12.88      $18.86
  Total return**                             %            4.25%        30.07%      (7.92)%     (29.22)%    (18.70)%
  NET ASSETS, END OF PERIOD
    (IN THOUSANDS):                          %          $1,482        $1,473     $29,026      $44,356    $133,233
  Average net assets for the period
    (in thousands)                           %          $1,470        $1,395         N/A          N/A         N/A
  Ratio of gross expenses to average
    net assets***                            %            1.25%(1)      2.87%(1)    2.44%        1.89%(2)    1.39%
  Ratio of net expenses to average net
    assets***                                %            1.25%(1)      2.87%(1)    2.44%        1.88%(2)    1.38%
  Ratio of net investment income/(loss)
    to average net assets***                 %            0.18%         0.11%       0.18%       (0.38)%     (0.15)%
  Portfolio turnover rate***                 %              41%           65%         98%          92%         69%

  -----------------------
  + Effective June 20, 2005, the Fund changed its name and Phoenix Investment Counsel, Inc. became the Fund's investment adviser.

   * Period January 1, 2004 to February 29, 2004.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
 (1) The ratio was 2.63% in 2004 and 3.21% in 2003 before waiver of certain fees incurred by the Fund.
 (2) Expense ratio has increased by .13% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

                                                        Phoenix Advisor Trust 35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PHOENIX FOREIGN OPPORTUNITIES FUND (FORMERLY INTERNATIONAL EQUITY FUND)+ CLASS C SHARES

                                                YEAR ENDED           PERIOD ENDED          PERIOD ENDED
                                            FEBRUARY 28, 2005     FEBRUARY 29, 2004*   DECEMBER 31, 2003**
                                            -------------------   -------------------  ---------------------
  Net asset value, beginning of period              $                    $14.95                $13.91
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income/(loss)                                         (0.06)                 0.11
     Net gain/(loss) on securities (both realized
       and unrealized)                                                     0.66                  1.34
       TOTAL FROM INVESTMENT OPERATIONS                                    0.60                  1.45
  LESS DISTRIBUTIONS AND OTHER:
     Dividends (from net investment income)                                  --                    --
     Distributions (from capital gains)                                      --                 (0.43)
     Payment by affiliate                                                    --                  0.02
       TOTAL DISTRIBUTIONS AND OTHER                $                        --                 (0.41)
  NET ASSET VALUE, END OF PERIOD                    $                    $15.55                $14.95
  Total return***                                   %                      4.01%                10.71%
  NET ASSETS, END OF PERIOD (IN THOUSANDS)                                  $12                   $11
  Average net assets for period (in thousands)                              $11                   $10
  Ratio of gross expenses to average net
    assets****                                      %                      2.00%(1)              1.92%(1)
  Ratio of net expenses to average net
  assets****                                        %                      2.00%(1)              1.92%(1)
  Ratio of net investment income/(loss) to
   average net assets****                           %                     (1.05)%               (0.14)%
  Portfolio turnover rate****                       %                        41%                   65%

  ------------------------
   + Effective June 20, 2005, the Fund changed its name and Phoenix Investment
     Counsel, Inc. became the Fund's investment adviser.

   * Period January 1, 2004 to February 29, 2004.
  ** Period October 13, 2003 (inception date) to December 31, 2003.
 *** Total return not annualized for periods of less than one full year.
**** Annualized for periods of less than one full year.
 (1) The ratio was 3.38% in 2004 and 5.85% in 2003 before waiver of certain fees incurred by the Fund.

36 Phoenix Advisor Trust

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT  06115-0480

[LOGO]PHOENIX
      INVESTMENT PARTNERS, LTD.
A member of The Phoenix Companies, Inc.



For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.







ADDITIONAL INFORMATION

You can find more information about the funds in the following documents:



ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.



STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.



To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixInvestments.com, or you can request copies by calling us toll-free at 1-800-243-1574.



Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.



Mutual Fund Services:  1-800-243-1574

Advisor Consulting Group:  1-800-243-4361

Text Telephone:  1-800-243-1926



                                 -----------------------------------------------

                                 E-Delivery of Your Fund Communication
                                 Now Available!

                                 To sign up, go to the Individual Investors area at PhoenixInvestments.com and log in. Select an account, then click the "E-Delivery" button.

                                 -----------------------------------------------

Investment Company Act File No. 811-21371


{W0123936; 2}

                                            June 20, 2005



                                            Focused Value Fund

                                            International Equity Fund


                             SUBJECT TO COMPLETION


                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION


                              DATED APRIL 20, 2005



     SUBJECT TO SHAREHOLDER APPROVAL, ON OR ABOUT JUNE 20, 2005, PHOENIX INVESTMENT COUNSEL, INC. WILL REPLACE JANUS CAPITAL MANAGEMENT LLC AS THE FUNDS' INVESTMENTS ADVISER. THIS STATEMENT OF ADDITIONAL INFORMATION WILL ONLY BE USED IF SHAREHOLDER APPROVAL IS NOT OBTAINED.


                                 JANUS ADVISER
                                INVESTOR SHARES
                                 CLASS I SHARES
                                 CLASS A SHARES
                                 CLASS C SHARES

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Investor Shares, Class I Shares, Class A Shares and Class C Shares (collectively, the "Shares") of Janus Adviser (the "Trust"), which is organized as a Delaware statutory trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund of the Trust. In addition, Vontobel Asset Management, Inc. ("Vontobel") is the subadviser for each Fund of the Trust and is responsible for the Funds' day-to-day investment operations. The name change for Focused Value Fund was effective April 29, 2004.


     Investor Shares may be purchased directly with the Funds. Class I Shares, Class A Shares and Class C Shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, mutual fund "supermarkets," bank trust departments, brokers, financial advisers and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated June 20, 2005, which are incorporated by reference into this SAI and may be obtained from the Funds on www.janus.com, by calling 1-800-525-3713, by writing the Funds at the address shown on the back cover of the SAI, or from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about each Fund's operations and activities than the Prospectus. [TO BE UPDATED BY AMENDMENT]

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks............................................    2
                Investment Adviser and Subadviser................   39
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   54
                Portfolio Transactions and Brokerage.............   57
                Trustees and Officers............................   60
                Shares of the Trust..............................   70
                   Net Asset Value Determination.................   70
                   Purchases.....................................   71
                   Distribution and Shareholder Servicing
                   Plans.........................................   74
                   Redemptions...................................   77
                Income Dividends, Capital Gains Distributions and
                Tax Status.......................................   83
                Principal Shareholders...........................   85
                Miscellaneous Information........................   86
                   Shares of the Trust...........................   86
                   Shareholder Meetings..........................   87
                   Voting Rights.................................   88
                   Independent Registered Public Accounting
                   Firm..........................................   88
                   Registration Statement........................   88
                Financial Statements.............................   90
                Appendix A.......................................   91
                   Explanation of Rating Categories..............   91

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


               Each Fund is a series of Janus Adviser (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or non-diversified. Focused Value Fund is classified as non-diversified. International Equity Fund is classified as diversified.


               Janus Capital is the investment adviser and Vontobel is the investment subadviser for each Fund.

INVESTMENT POLICIES AND RESTRICTIONS

               Unless otherwise indicated, the following investment restrictions have been adopted by each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

               (1) With respect to 75% of its total assets, International Equity Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:

               (2) Borrow money, except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the Securities and Exchange Commission ("SEC") staff from time to time, or as permitted by an exemptive order obtained from the SEC.

               (3) Issue "senior securities," except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the SEC staff from time to time, or as permitted by an exemptive order obtained from the SEC.

               (4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

               (5) Purchase or sell real estate, except that the Funds may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

               (6) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

               (7) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
               (iv) participate in an interfund lending program with other registered investment companies.

               (8) Purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities).

               Except for the Funds' policies with respect to investments in illiquid securities and borrowings, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. In addition, a Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.


               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:


               (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (e) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the SEC, each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT STRATEGIES AND RISKS

Convertible Securities

               Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants

               Each Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debt Securities


               Focused Value Fund may acquire debt securities. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which Focused Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities, although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.


Cash Position


               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that each Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")


Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Vontobel to determine the liquidity of securities purchased by the Funds for purposes of each Fund's investment limit on the purchase of securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities that are eligible to be treated as liquid under these procedures include certain "restricted securities," which include Rule 144A Securities and Section 4(2) commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, Vontobel will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. For municipal lease obligations, Vontobel will also consider the credit rating of the obligation or if the obligation is unrated, certain credit factors enumerated in the procedures. In the case of commercial paper, Vontobel will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.


               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

Securities Lending

               Under procedures adopted by the Trustees, each Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. A Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Vontobel believes the benefit from granting such loans justifies the risk. A Fund will not have the right to vote on securities while they are being lent, however, the Fund will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Borrowing

               The Funds may borrow from banks, from other funds advised by Janus Capital or its affiliates, or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Funds' borrowings for temporary or emergency purposes (not for leveraging or investment) are limited to an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this 33 1/3% limitation.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Within the parameters of its specific investment policies, each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.

               Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Investment Company Securities


               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders.
               Section 12(d)(1) prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition,
               Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.



               Investment companies in which the Funds may invest may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts


               Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Each Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.



               Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Funds' Prospectus.

Other Income-Producing Securities

               Other types of income-producing securities that each Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If a portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               A Fund may purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Vontobel or its agent.

               Each Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Vontobel or its agent deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Futures, Options and Other Derivative Instruments


               FUTURES CONTRACTS. Each Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by a Fund's custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.


               Each Fund may enter into futures contracts and related options as permitted under CFTC Rule 4.5. Each Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.


               Although each Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although each Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio manager's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. Each Fund may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received.

               Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Each Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). Each Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest for non hedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar (a "proxy hedge")) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.


               In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to that Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               A Fund may cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, such Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. Each Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               Each Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, a Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. A Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               A Fund also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options;
               (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange;
               (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between such Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. Each Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Vontobel will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

               Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.



               A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that

               Fund's rights as a creditor or to protect the value of securities held by that Fund.


Temporary Defensive Positions

               As described in the Prospectuses, when the portfolio manager of a Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in cash and similar investments, which may include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.

U.S. Government Securities


               To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES



               The Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The Funds' full portfolio holdings will be posted within approximately two business days after month-end and will remain available until the following month's information is posted. The top ten portfolio holdings for International Equity Fund and the top five portfolio holdings for Focused Value Fund are published quarterly, with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns are published quarterly, with a 15-day lag, on www.janus.com. On the business day following the posting of the Funds' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.



               Specific portfolio level attribution analysis for the Funds is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.





               Third parties which provide services to the Funds, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Funds' insurers, computer systems service providers, the Funds' custodians, accountants/auditors and executing brokers may receive or have access to nonpublic Fund portfolio holdings information. Such parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality. Other recipients of nonpublic portfolio holdings information include fund rating organizations (Moody's Investors Services, Inc.).



               Nonpublic portfolio holdings information may be disclosed to other third parties provided that a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that the Funds have a legitimate business purpose and that disclosure is in the Funds' best interests and the recipient executes an appropriate confidentiality agreement. Examples include unique circumstances such as redemptions in kind, merger transactions and lending transactions. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Funds to determine compliance with the policies and procedures. The Chief Compliance Officers shall report to the Funds' Trustees regarding material compliance matters with respect to the policies and procedures. Janus Capital and certain of its personnel have access to the Funds' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services. No Fund or affiliated entity shall receive compensation or other consideration by virtue of disclosure of a Fund's portfolio holdings.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


               As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.



               Each Advisory Agreement provides that Janus Capital will have overall supervisory responsibility for the investment program of the Funds, provide office space for the Funds, and pay the salaries, fees and expenses of the Funds' officers and of those Trustees who are interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to Vontobel Asset Management, Inc. pursuant to a subadvisory agreement between Janus Capital and Vontobel.



               In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions which were instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or which perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may change from time to time. [TO BE UPDATED BY AMENDMENT] As of
               January   , 2005, the broker-dealer firms with which Janus
               Capital or its affiliates have agreements or intend to have agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Citigroup Global Markets Inc., Legg

               Mason Wood Walker, Incorporated, Morgan Stanley DW Inc., and Wachovia Securities LLC. These fees may be in addition to fees paid from the Funds' assets to them or other financial intermediaries. Any additions, modifications or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.



               In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries fees for providing recordkeeping, subaccounting and other shareholder or administrative services in connection with investment in the Funds. These fees may be in addition to fees paid from the Funds' assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.



               Janus Distributors and its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds.



               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, record-keeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


               The Funds pay a monthly management fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and calculated at the annual rate as shown below for each Fund.



Focused Value Fund*



Average Daily Net Assets of
Focused Value Fund                                             Annual Rate Percentage (%)
-----------------------------------------------------------------------------------------
First $100 Million                                                        0.96
Increment from $100 Million to $300 Million                               0.85
Increment over $300 Million                                               0.75



*  Formerly named US Value Fund.


International Equity Fund

Average Daily Net Assets of
International Equity Fund                                      Annual Rate Percentage (%)
-----------------------------------------------------------------------------------------
First $100 Million                                                        0.99
Increment from $100 Million to $300 Million                               0.85
Increment over $300 Million                                               0.75


               Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee applicable to Investor Shares and Class I Shares, and the distribution and shareholder servicing fee applicable to Investor Shares, Class I Shares, Class A Shares and Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rates shown below. For information about how these expense limits affect the total expenses of each class of the Funds, see the table in the Fees and Expenses section of each prospectus. Provided that Janus Capital remains invest-ment adviser to the Funds, Janus Capital has agreed to continue such waivers until at least September 30, 2005.



                                                               Expense Limit
Fund Name                                                      Percentage (%)
-----------------------------------------------------------------------------
Focused Value Fund*                                                0.90%
International Equity Fund                                          1.00%



*  Formerly named US Value Fund.


               Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated.


               The following table shows the total dollar amounts of advisory fees paid by Vontobel US Value Fund (the "US Value Predecessor Fund") and Vontobel International Equity Fund (the "International Equity Predecessor Fund") before their reorganization into Focused Value Fund and International Equity Fund, respectively, for the periods indicated. Information is based on the historical advisory fee rates charged by US Value Predecessor Fund's and International Equity Predecessor Fund's former investment adviser, Vontobel.


                                       Period ended
                                     October 10, 2003       Fiscal year ended   Fiscal year ended
                                  -----------------------   December 31, 2002   December 31, 2001
                                  Advisory Fees   Waivers     Advisory Fees       Advisory Fees
-------------------------------------------------------------------------------------------------
US Value Predecessor Fund           $619,257      $     0       $876,616           $1,167,082
International Equity Predecessor
  Fund                              $202,893      $88,172       $361,230           $  830,594

               Following the reorganization, the Funds changed their fiscal year end to the last day of February. The following table summarizes the advisory fees paid by the Funds and any applicable advisory fee waivers following the reorganization for the periods indicated. [TO BE UPDATED BY AMENDMENT]



                                                            Period                     Period
                           Fiscal year ended        January 1-February 29,    October 13-December 31,
                           February 28, 2005                 2004                       2003
                        ------------------------   ------------------------   ------------------------
                        Advisory Fees   Waivers    Advisory Fees   Waivers    Advisory Fees    Waivers
------------------------------------------------------------------------------------------------------
Focused Value Fund(1)     $             $            $122,552      $104,703     $156,416         $ 0
International Equity
  Fund                    $             $            $ 49,056      $ 49,056(2)   $ 57,840        $88



(1)  Formerly named US Value Fund.


(2)  Fee waiver by Janus Capital exceeded the advisory fee.



               Each Fund's Advisory Agreement is dated August 5, 2003, and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of that Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


SUBADVISER - VONTOBEL ASSET MANAGEMENT, INC.

               Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, New York 10022, is each Fund's subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a

               Swiss bank holding company which is traded on the Swiss Stock Exchange.

               Janus Capital has entered into a subadvisory agreement (a "Subadvisory Agreement") on behalf of each Fund with Vontobel. The Subadvisory Agreements obligate Vontobel to: (i) make investment decisions on behalf of the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by Vontobel; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Subadvisory Agreements provide that Vontobel shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

               The Funds pay no fees directly to Vontobel as the subadviser. Under the Subadvisory Agreements, Vontobel is compensated with respect to the Funds by Janus Capital at the following annual rates:


Focused Value Fund*



Average Daily Net Assets of                                      Annual Rate
Focused Value Fund                                              Percentage(%)
-----------------------------------------------------------------------------
First $100 Million                                                  0.74%
Increment between $100 Million and $300 Million                    0.415%
Increment between $300 Million and $500 Million                    0.365%
Increment between $500 Million and $1 Billion                      0.325%
Increment between $1 Billion and $1.4 Billion                      0.285%
Increment equal to or in excess of $1.4 Billion                    0.215%



*  Formerly named US Value Fund.

International Equity Fund

Average Daily Net Assets of the                                    Annual Rate
International Equity Fund                                         Percentage(%)
---------------------------------------------------------------------------------
First $500 Million                                                   0.408%
Increment between $500 Million and $1 Billion                        0.325%
Increment between $1 Billion and $1.4 Billion                        0.285%
Increment equal to or in excess of $1.4 Billion                      0.215%

               Each Subadvisory Agreement is dated August 5, 2003. The initial term of each Subadvisory Agreement will continue until July 1, 2005. Each Subadvisory Agreement is subject to termination by Janus Capital or Vontobel on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement with respect to the relevant Fund. Janus Capital and Vontobel have entered into an additional agreement under which Vontobel is restricted from being involved in the investment management or underwriting of registered investment companies that have the same or substantially equivalent investment style to US Value Predecessor Fund or International Equity Predecessor Fund for a certain period of time. This agreement also provides that Janus Capital would be required to pay certain liquidated damages to Vontobel if a Subadvisory Agreement were terminated during its first three years, other than in certain circumstances constituting cause. In addition, this Agreement contemplates that Janus Capital will make certain payments to Vontobel that are designed to provide an incentive for Edwin Walczak, portfolio manager of the Vontobel US Value Fund, to remain at Vontobel. Any payments under this agreement would be made by Janus Capital and not by either of the Funds.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS


               The Funds' Advisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held
               [          ]. In approving the Funds' Advisory Agreements, the
               Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates.

               Among other things, the Trustees considered information about:
               [TO BE UPDATED BY AMENDMENT]


               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds) and resources;

               - the terms of the Investment Advisory Agreements;

               - the terms of other proposed management and distribution
                 agreements and the Rule 12b-1 Plans;

               - the scope and quality of the services that Janus Capital is expected to provide the Funds;

               - the advisory fee rates to be payable to Janus Capital by the
                 Funds (and by Janus Capital to Vontobel) and by other funds and client accounts managed by Janus Capital and payable by comparable funds managed by other investment advisers;

               - the pro forma total expense ratios of the Funds and of
                 comparable funds managed by other advisers; and

               - compensation to be payable by the Funds to affiliates of Janus
                 Capital for other services.


               Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.


APPROVAL OF SUBADVISORY AGREEMENTS


               The Funds' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held
               [          ]. In approving the Funds' Subadvisory Agreements, the
               Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates and by Vontobel. In addition to the factors the Trustees considered in their review of the Investment Advisory Agreements, among other things, the Trustees considered information about: [TO BE UPDATED BY AMENDMENT]


               - Vontobel and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of the Subadvisory Agreements;

               - the terms of other proposed management and distribution
                 agreements and Rule 12b-1 Plans;

               - the scope and quality of the services that Vontobel is expected to provide the Funds;

               - the historical investment performance of the Vontobel funds and that of comparable funds managed by other advisers over various periods; and

               - that Janus Capital and not the Funds are obligated to pay
                 Vontobel for services Vontobel provides to the Funds pursuant to the proposed Subadvisory Agreements.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND VONTOBEL

               Vontobel acts as adviser for other mutual funds, as well as a Luxembourg investment fund, and provides separate account adviser services for institutional accounts. Investment decisions for each account managed by Vontobel, including the Funds, are made independently from those for any other account that is or may in the future become managed by Vontobel. If a number of accounts managed by Vontobel are contemporaneously engaged in the purchase or sale of the same security, Vontobel may consolidate or bunch brokerage orders of different clients. Bunching such orders may result in administrative efficiency, lower commission rates and minimization of performance differentials between similar accounts. Vontobel does not bunch orders of proprietary or employee accounts with client accounts. Overall execution costs on bunched trades will generally be equivalent to or lower than those incurred for individually placed trades. Vontobel has adopted policies and procedures designed to assure that trade allocations take place on a reasonable and equitable basis. Vontobel's portfolio managers determine the number of shares required to be purchased or sold for each account eligible to participate in bunched trades, and place orders for the number or shares determined by the pre-trade allocation for each participating account. Vontobel's operations staff transmits allocation instructions to the executing broker in accordance with the pre-trade allocation by the end of the trade day. Each participating account will generally receive the average price for the bunched trade during the day, including commissions. If less than the total order is executed during the day, Vontobel will allocate to each account the proportion of the partially executed trade that corresponds to the account's original allocation. From time to time, Vontobel's portfolio managers may be obliged to deviate from this pre-trade allocation policy; in such cases Vontobel requires that the reason for any such deviation be noted on the trade ticket and that the trade in question be handled in the most reasonable and equitable manner permitted by the circumstances.

               Each account managed by Vontobel has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.


               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Fund shareholders;
               (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.



               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

               Employees of Vontobel are not subject to the Janus Code of Ethics. Vontobel has adopted its own Code of Ethics ("Code") which it has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures which govern certain types of personal securities transactions by employees of Vontobel. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Vontobel to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

               Janus Capital and the Funds have applied for an exemptive order from the SEC that would, subject to certain conditions, permit Janus Capital and the Funds, with the approval of the Trustees, to retain other subadvisers for the Funds, or subsequently change the subadvisers, or continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Funds. Janus Capital would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order would prohibit Janus Capital from entering into subadvisory agreements with affiliates of Janus Capital without shareholder approval, unless such affiliates are substantially wholly-owned by Janus Capital. Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for such Fund at any time by a vote of a majority of the outstanding voting securities of that Fund.

               Until or unless the exemptive order is granted, if the subadviser is terminated or otherwise ceases to advise a Fund, such Fund would be required to submit the subadvisory agreement with a new subadviser to the shareholders of that Fund for approval. There is no guarantee that the SEC will grant the exemptive order.

PROXY VOTING POLICIES AND PROCEDURES


               The Funds' Board of Trustees has delegated to the Funds' subadviser the authority to vote all proxies relating to the Funds' portfolio securities in accordance with the subadviser's own policies and procedures. Copies of the Funds' policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-1068; (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.



               Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.


VONTOBEL ASSET MANAGEMENT, INC.

               In order to fulfill its responsibilities with respect to voting proxies, Vontobel has adopted the following policies and procedures with regard to companies in our clients' investment portfolios, including the Funds.

               KEY OBJECTIVES

               The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board, these objectives also recognize that the company's shareholders must have final say over how management and the board are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

               Therefore, Vontobel will pay particular attention to the following matters in exercising its proxy voting responsibilities as a fiduciary for the Funds:

               ACCOUNTABILITY. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board, and the board should be accountable to shareholders.

               ALIGNMENT OF MANAGEMENT AND SHAREHOLDER INTERESTS. Each company should endeavor to align the interests of management and the board with the interests of the company's shareholders. For example, Vontobel generally believes that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

               TRANSPARENCY. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

               DECISION METHODS

               This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies, such as the Funds.

               Recognizing the importance of informed and responsible proxy voting, Vontobel relies on Institutional Shareholder Services

               (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases Vontobel votes in strict accordance with ISS recommendations, but Vontobel reserves the right to change that vote when a majority of the portfolio managers disagree with an ISS recommendation or Vontobel is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

               Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and Vontobel's interests or the interests of a person affiliated with Vontobel, on the other, Vontobel will resolve all conflicts by voting pursuant to ISS's recommendations with respect to registered investment company clients and will typically abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes with respect to non-registered investment company clients.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109-3661, is the custodian of the domestic securities and cash of each Fund. Brown Brothers is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to Brown Brothers certain responsibilities for such assets, as permitted by Rule 17f-5. Brown Brothers and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of Investor Shares of each Fund and at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund, for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Investor Shares and Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at annual rates of up to 0.10% of the average daily net assets of the Investor Shares attributable to their customers and up to 0.25% of the average daily net assets of the Class I Shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, other administrative services and for distribution related expenses.

               The following table summarizes the administrative services fees paid by certain Funds for the fiscal year ended February 28: [TO BE UPDATED BY AMENDMENT]



                                  Administrative
Fund Name:                        Services Fees:
------------------------------------------------
Focused Value Fund*
  Investor Shares                    $
  Class I Shares                     $
International Equity Fund
  Investor Shares                    $
  Class I Shares                     $



*  Formerly named US Value Fund.



               Janus Services is not compensated for its services related to Class A Shares and Class C Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.



               The Funds pay DST Systems, Inc. ("DST"), an affiliate of JCGI, license fees at the annual rate of $3.06 per shareholder account for the Funds for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Funds currently pay DST at an annual rate of $0.40 per account. This fee is only charged to those Funds with redemption fees or contingent deferred sales charges. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock.


               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Funds' transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Funds' expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."


               Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at net asset value per share of the relevant Class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Vontobel places the portfolio transactions of the Funds. Vontobel has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net price under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Vontobel may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.


               It is the general policy of Vontobel to select broker-dealers that Vontobel believes will obtain the best execution for the client, taking into consideration numerous factors, including price paid or received for a security, commissions charged, financial integrity and condition of the firm, ability to consummate and clear trades in an orderly and satisfactory manner, consistent quality of service, and broad market coverage resulting in a continuous flow of information concerning bids and offers. When Vontobel buys securities directly from or sells them to a dealer, trades are made on a net basis and there is a spread, which is the equivalent of a commission.

               Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

               In addition to the factors set forth above, Vontobel may consider brokerage and research services in selecting broker-dealers, subject to Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"). These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, securities, industries or specific country markets; information on economic factors and trends, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities; assistance with portfolio strategies, performance analysis and risk measurement analysis. Furthermore, such research services may be provided in the form of access to various computer-generated data, computer software and hardware used in security analyses; portfolio performance evaluation services; technical market analyses; and meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. These services may be produced or provided by the broker-dealer or produced by a third party and provided by the broker-dealer in accordance with Section 28(e). Vontobel may pay a broker-dealer that provides brokerage and research services commissions in excess of the amount another broker-dealer might have charged for effecting the same securities transaction if Vontobel determines in good faith that the amount paid is reasonable in relation to the services provided. Some of the brokerage and research services may benefit Vontobel's clients as a whole, while others may benefit a specific segment of Vontobel's clients. Vontobel does not attempt to match a particular client's trade executions with broker-dealers that provide brokerage and research services directly benefiting such client's account.

               To the extent that Vontobel uses a particular research product or service for non-research purposes (as defined in Section 28(e)), Vontobel makes a reasonable allocation of the cost of the product or service according to its use and pays cash for that portion attributable to non-research or administrative uses.

               Vontobel currently uses approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including Vontobel's affiliates for brokerage and research services. Vontobel periodically evaluates the execution performance of the broker-dealers it selects for client transactions. Vontobel attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows Vontobel to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.


               The following table lists the total amount of brokerage commissions paid by US Value Predecessor Fund and International Equity Predecessor Fund prior to their reorganization into Focused Value Fund and International Equity Fund, respectively, for the periods indicated.



                                             Period ended   Fiscal year ended   Fiscal year ended
                                             October 10,      December 31,        December 31,
                                                 2003             2002                2001
                                             Commissions       Commissions         Commissions
                                                 Paid             Paid                Paid
-------------------------------------------------------------------------------------------------
Focused Value Fund*                            $97,042          $255,623            $279,183
International Equity Fund                      $62,465          $461,911            $455,933



*  Formerly named US Value Fund.



               Following the reorganization, the Funds changed their fiscal year end to the last day of February. The following table lists the total amount of brokerage commissions paid by Focused Value Fund and International Equity Fund following the reorganization for the periods indicated. [TO BE UPDATED BY AMENDMENT]



                                     Fiscal year ended        Period               Period
                                       February 28,         January 1-           October 13-
                                           2005          February 29, 2004    December 31, 2003
-----------------------------------------------------------------------------------------------
Focused Value Fund*                       $                   $11,626              $27,784
International Equity Fund                 $                   $12,347              $30,469



*  Formerly named US Value Fund.



               As of February 28, 2005, International Equity Fund owned securities of its regular broker-dealer (or parent), as shown below: [TO BE UPDATED BY AMENDMENT]



Name of Broker-Dealer                                         Value of Securities Owned
---------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.



               Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Trust's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. The Trust's officers are elected annually by the Trustees for a one-year term. Certain Trustees and officers also serve three other registered investment companies advised by Janus Capital: Janus Investment Fund, Janus Aspen Series and Janus Adviser Series. As of the date of this Statement of Additional Information, collectively, the four registered investment companies consist of 67 series or funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND    OTHER
 NAME, AGE AS OF      POSITIONS                         PRINCIPAL OCCUPATIONS           COMPLEX          DIRECTORSHIPS
 DECEMBER 31, 2004    HELD WITH        LENGTH OF        DURING THE PAST                 OVERSEEN BY      HELD BY
 AND ADDRESS          FUNDS            TIME SERVED      FIVE YEARS                      TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Chairman         4/04-Present     Professor Emeritus of           61               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206     Trustee          5/03-Present     Colorado, Colorado Springs, CO                   Director,
 Age 61                                                 (since 2004). Formerly,                          Roaring Fork
                                                        Professor of Business,                           Capital
                                                        University of Colorado,                          Partners
                                                        Colorado Springs, CO                             (private equity
                                                        (2002-2004); and Distinguished                   firm); and
                                                        Visiting Professor of Business                   Director, Red
                                                        (2001-2002), Thunderbird                         Robin Gourmet
                                                        (American Graduate School of                     Burgers, Inc.
                                                        International Management),
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 Samuel Boyd, Jr.     Trustee          8/03-Present     Manager (since 1978) of         2                Director, World
 151 Detroit Street                                     Customer Service Operations                      Funds Inc., The
 Denver, CO 80206                                       and Accounting Division,                         World Insurance
 Age 64                                                 Potomac Electric Power                           Trust, Vontobel
                                                        Company, Washington, D.C.                        Funds USA and
                                                                                                         Satuit Capital
                                                                                                         Management
                                                                                                         Trust.
------------------------------------------------------------------------------------------------------------------------
 Arthur F. Lerner     Trustee          5/03-Present     Retired. Formerly, Senior Vice  2                Director,
 151 Detroit Street                                     President Arnhold and S.                         Sthenos Capital
 Denver, CO 80206                                       Bleichroeder (investment                         (United
 Age 62                                                 manager) (12/69-1/03).                           Kingdom).
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          5/03-Present     Private Investor.               61               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206                                                                                        Burgers, Inc.
 Age 67
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        FUNDS IN FUND    OTHER
 NAME, AGE AS OF      POSITIONS                         PRINCIPAL OCCUPATIONS           COMPLEX          DIRECTORSHIPS
 DECEMBER 31, 2004    HELD WITH        LENGTH OF        DURING THE PAST                 OVERSEEN BY      HELD BY
 AND ADDRESS          FUNDS            TIME SERVED      FIVE YEARS                      TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
 Maureen T. Upton     Trustee          5/03-Present     Formerly, Director of Sales     2                N/A
 151 Detroit Street                                     and Marketing, Intelligent
 Denver, CO 80206                                       Markets, Inc. (3/00-3/03); and
 Age 38                                                 Associate Equities Division,
                                                        Goldman Sachs & Co. (8/98-
                                                        1/00).
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          5/03-Present     Formerly, President             61               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 67                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of the Janus
                                                        Foundation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2004                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President             05/03-Present              Vice President and Assistant
 151 Detroit Street                                                         General Counsel to Janus Capital,
 Denver, CO 80206                                                           Janus Distributors LLC and Janus
 Age 39                                                                     Services LLC. Formerly, Assistant
                                                                            Vice President (1998-2000) for
                                                                            Janus Service Corporation.
---------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  General Counsel            04/04-Present              Senior Vice President and General
 151 Detroit Street                                                         Counsel of Janus Capital and Janus
 Denver, CO 80206     Vice President and         05/03-Present              Services LLC; and Vice President
 Age 39               Secretary                                             and Assistant General Counsel of
                                                                            Janus Distributors LLC. Formerly,
                                                                            Vice President (2000-2004) and
                                                                            Assistant General Counsel
                                                                            (2002-2004) of Janus Services LLC;
                                                                            Vice President (1999-2004) and
                                                                            Assistant General Counsel
                                                                            (1999-2004) of Janus Capital; and
                                                                            Assistant Vice President
                                                                            (1998-2000) of Janus Service
                                                                            Corporation.
---------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief   05/03-Present              Senior Vice President and Chief
 151 Detroit Street   Compliance Officer                                    Compliance Officer of Janus
 Denver, CO 80206                                                           Capital, Janus Services LLC and
 Age 47                                                                     Janus Distributors LLC; and Chief
                                                                            Compliance Officer of Bay Isle
                                                                            Financial LLC and Enhanced
                                                                            Investment Technologies LLC.
                                                                            Formerly, Vice President of Janus
                                                                            Capital (2000-2005); Vice President
                                                                            (2004-2005) and Assistant Vice
                                                                            President (2000-2004) of Janus
                                                                            Services LLC; Vice President (2000-
                                                                            2001) of Janus Distributors LLC;
                                                                            and Senior Vice President and
                                                                            Director (1985-2000) of Mutual Fund
                                                                            Compliance for Van Kampen Funds.
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2004                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief        10/03-Present              Executive Vice President and Chief
 151 Detroit Street   Executive Officer                                     Operating Officer of Janus Capital
 Denver, CO 80206                                                           Group Inc. and Janus Capital;
 Age 53                                                                     President of Janus Distributors LLC
                                                                            and Janus Capital International
                                                                            LLC; Executive Vice President of
                                                                            Janus Services LLC; President and
                                                                            Director of Janus Management
                                                                            Holdings Corporation; Chief
                                                                            Operating Officer and President of
                                                                            Capital Group Partners, Inc.; and
                                                                            Director of Janus World Funds.
                                                                            Formerly, Director of Capital Group
                                                                            Partners, Inc. (2003-2004); and
                                                                            President and Chief Executive
                                                                            Officer of ICMA Retirement
                                                                            Corporation (1993-2003).
---------------------------------------------------------------------------------------------------------------
 Jesper Nergaard      Vice President, Treasurer  2/05-Present               Formerly, Director of Financial
 151 Detroit Street   and Principal Accounting                              Reporting for OppenheimerFunds,
 Denver, CO 80206     Officer                                               Inc. (2004-2005); Site Manager and
 Age 42                                                                     First Vice President of Mellon
                                                                            Global Securities Services (2003);
                                                                            and Director of Fund Accounting,
                                                                            Project Development and Training
                                                                            for INVESCO Funds Group
                                                                            (1994-2003).
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to each Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has four standing committees that each perform specialized functions: Audit Committee, Brokerage and Distribution Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each of these committee functions is provided in the following table: [TO BE UPDATED BY AMENDMENT]



----------------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                  MEMBERS                 DURING LAST FISCAL
                 FUNCTIONS                        (INDEPENDENT TRUSTEES)  YEAR
----------------------------------------------------------------------------------------------
 AUDIT           Reviews the financial reporting  Dennis B. Mullen
 COMMITTEE       process, the system of internal  (Chairman)
                 control over financial           Samuel Boyd, Jr.
                 reporting, the audit process,    Arthur F. Lerner
                 and the Funds' process for
                 monitoring compliance with
                 investment restrictions and
                 applicable laws and the Funds'
                 Code of Ethics. The Committee's
                 review of the audit process
                 includes, among other things,
                 the appointment, compensation
                 and oversight of the auditors
                 and pre-approval of audit and
                 non-audit services.
----------------------------------------------------------------------------------------------
 BROKERAGE AND   Reviews and makes                Thomas I. Florence
 DISTRIBUTION    recommendations regarding        (Chairman)
 COMMITTEE       matters related to the Trust's   Arthur F. Lerner
                 use of brokerage commissions,    Maureen T. Upton
                 placement of portfolio
                 transactions and distribution
                 of Fund shares.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                  MEMBERS                 DURING LAST FISCAL
                 FUNCTIONS                        (INDEPENDENT TRUSTEES)  YEAR
----------------------------------------------------------------------------------------------
 NOMINATING AND  Identifies and recommends for    James T. Rothe
 GOVERNANCE      election as Trustee, consults    (Chairman)
 COMMITTEE       with Management in planning      Thomas I. Florence
                 Trustee meetings, and oversees   Maureen T. Upton
                 the administration of, and
                 ensures the compliance with,
                 the Trust's Governance
                 Procedures and Guidelines
                 adopted by the Trustees.
----------------------------------------------------------------------------------------------
 PRICING         Determines the fair value of     Arthur F. Lerner
 COMMITTEE       restricted and other securities  (Chairman)
                 for which market quotations are  Samuel Boyd, Jr.
                 not readily available, or that   Maureen T. Upton
                 are deemed not to be reliable,
                 pursuant to procedures adopted
                 by the Trustees.
----------------------------------------------------------------------------------------------



               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004. [TO BE UPDATED BY AMENDMENT]



-----------------------------------------------------------------------------------------------------
                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                     SECURITIES IN ALL REGISTERED
                     DOLLAR RANGE OF EQUITY                          INVESTMENT COMPANIES OVERSEEN
 NAME OF TRUSTEE     SECURITIES IN THE FUNDS                         BY TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
-----------------------------------------------------------------------------------------------------
 SAMUEL BOYD, JR.
-----------------------------------------------------------------------------------------------------
 ARTHUR F. LERNER
-----------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
-----------------------------------------------------------------------------------------------------
 MAUREEN T. UPTON
-----------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
-----------------------------------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Independent Trustees receives pension or retirement benefits from the Funds or other Janus Funds. [TO BE UPDATED BY AMENDMENT]



                                                Aggregate Compensation      Total Compensation
                                                  from the Funds for     from the Janus Funds for
                                                  fiscal year ended         calendar year ended
Name of Person, Position                          February 28, 2005        December 31, 2004(1)
--------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  James T. Rothe, Chairman                             $                         $
  Samuel Boyd, Jr.                                     $                         $
  Arthur F. Lerner                                     $                         $
  Dennis B. Mullen                                     $                         $
  Maureen T. Upton                                     $                         $
INTERESTED TRUSTEE
  Thomas H. Bailey(2)                                  $                         $



(1) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.


(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.



VONTOBEL INVESTMENT PERSONNEL



               [TO BE UPDATED BY AMENDMENT]



               OTHER ACCOUNTS MANAGED



               The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2004. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is specifically broken out.



                                                         Registered Investment      Other Pooled
                                                               Companies         Investment Vehicles   Other Accounts
---------------------------------------------------------------------------------------------------------------------
Focused Value Fund
 Edwin Walczak         Number of Other Accounts Managed
                       Assets in Other Accounts Managed
International Equity
 Fund
 Rajiv Jain            Number of Other Accounts Managed
                       Assets in Other Accounts Managed



               MATERIAL CONFLICTS



               As shown in the table above, the Funds' portfolio managers may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Vontobel believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.
               [In addition,           ]

               COMPENSATION



               As described under "Investment Advisers and Subadvisers," Janus Capital has entered into Subadvisory Agreements on behalf of Focused Value Fund and International Equity Fund. The compensation structure of the portfolio managers is determined by Vontobel and is summarized by Vontobel below. The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2004.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION


               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of Shares of each class of each Fund is determined by dividing the total value of the Fund's securities and other assets attributable to that class, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or other information obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized broker-dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer specific developments;

               (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.


               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing which may occur between the close of the foreign exchanges and the NYSE.

PURCHASES

               Investor Shares of each Fund may be purchased directly. The Shareholder's Manual section of the Funds' Investor Shares

               Prospectus contains detailed information about the purchase of shares.


               Class I Shares, Class A Shares and Class C Shares of each Fund can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order, provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.



               In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Class I Shares, Class A Shares or Class C Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in Shares of the Funds.



Investor Shares, Class C Shares and Class I Shares


               Investor Shares and Class I Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.


               COMMISSION ON CLASS C SHARES



               Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.


Class A Shares


               The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the net asset value. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.



                                        Sales Charge as a    Sales Charge as a    Amount of Sales Charge Reallowed
                                          Percentage of      Percentage of Net    to Financial Intermediaries as a
                                         Offering Price*      Amount Invested       Percentage of Offering Price
  Amount of Purchase at Offering Price  -----------------    -----------------    --------------------------------
  Under $50,000                               5.75%                6.10%                       5.00%
  $50,000 but under $100,000                  4.50%                4.71%                       3.75%
  $100,000 but under $250,000                 3.50%                3.63%                       2.75%
  $250,000 but under $500,000                 2.50%                2.56%                       2.00%
  $500,000 but under $1,000,000               2.00%                2.04%                       1.60%
  $1,000,000 and above                       None**                None                         None


 * Offering Price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

               As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of a Fund, and other Janus Funds that are offered with a sales charge, to take advantage of lower sales charges.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


               If investors do not elect online at www.janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Funds' shares are reinvested automatically in additional shares of the Funds at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing or by phone to change back to automatic reinvestment at any time.


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               INVESTOR SHARES, CLASS I SHARES AND CLASS A SHARES

               As described in the Prospectuses, Investor Shares, Class I Shares and Class A Shares have each adopted distribution and shareholder servicing plans (the "Investor Shares Plan", "Class I Plan" and the "Class A Plan", respectively), in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Investor Shares, Class I Shares or Class A Shares of each Fund for activities that are primarily intended to result in sales of Investor Shares, Class I Shares or Class A Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, Statements of

               Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.


               CLASS C SHARES

               As described in the Prospectus, Class C Shares has adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of each Fund for activities which are primarily intended to result in sales of Class C Shares of each Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of each Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.



               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, each Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of the relevant class of that Fund or by vote of a majority of the 12b-1 Trustees.



               For the fiscal year ended February 28, 2005, the total amounts paid by the Investor Shares, Class I Shares, Class A Shares and Class C Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers with respect to Investor Shares, Class I Shares and Class A Shares) under the Investor Plan, Class I Plan, Class A Plan and Class C Plan are summarized below. [TO BE UPDATED BY AMENDMENT]



                                        12b-1
Fund Name                         Distribution Fees
---------------------------------------------------
Focused Value Fund*
  Investor Shares                      $
  Class I Shares                       $
  Class A Shares                       $
  Class C Shares                       $
International Equity Fund
  Investor Shares                      $
  Class I Shares                       $
  Class A Shares                       $
  Class C Shares                       $



*  Formerly named US Value Fund.



               For the fiscal year ended February 28, 2005, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A and Class C Shares are summarized below: [TO BE UPDATED BY AMENDMENT]



                                  Contingent Deferred
Fund Name                            Sales Charge
-----------------------------------------------------
Focused Value Fund*
  Class A Shares                        $
  Class C Shares                        $
International Equity Fund
  Class A Shares                        $
  Class C Shares                        $



*  Formerly named US Value Fund.


REDEMPTIONS

               Redemptions of Investor Shares may be effected directly with the Funds. Procedures for redeeming shares are set forth in the Shareholder's Manual section of the Funds' Investor Shares Prospectus.

               Redemptions of Class I Shares, Class A Shares and Class C Shares, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


               Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, each Fund is governed by

               Rule 18f-1 under the 1940 Act, which requires a Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Funds - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.


               The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


               INVESTOR SHARES AND CLASS I SHARES

               A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Investor Shares and Class I Shares of International Equity Fund redeemed within three months of purchase, unless waived, as discussed in the respective Prospectus.


               CLASS A SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

               CLASS C SHARES

               A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.


               PROCESSING OR SERVICE FEES


               Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.



               For the fiscal year ended February 28, 2005, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below: [TO BE UPDATED BY AMENDMENT]



                                  Contingent Deferred
Fund Name                            Sales Charge
-----------------------------------------------------
Focused Value Fund*
  Class A Shares                          $
  Class C Shares                          $
International Equity Fund
  Class A Shares                          $
  Class C Shares                          $



*  Formerly named US Value Fund.


INVESTOR SHARES SHAREHOLDER ACCOUNTS


               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Investor Shares Prospectus and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

               ONLINE AND TELEPHONE TRANSACTIONS

               As stated in the Investor Shares Prospectus, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


               SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Investor Shares Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Funds' portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.



               Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative or writing the Funds.


               TAX-DEFERRED ACCOUNTS

               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Internal Revenue Code. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified

               Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.


               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative or write to the Funds at P.O. Box 173375,

               Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December. Each Fund declares and makes annual distributions of income (if any) in December.


               Each Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains (if applicable), would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.


               Each Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.


               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

INVESTOR SHARES, CLASS I SHARES, CLASS A SHARES AND CLASS C SHARES


               As of           , 2005, the Officers and Trustees as a group
               owned less than 1% of the outstanding Investor Shares, Class I Shares, Class A Shares or Class C Shares of each Fund. As of
                         , 2005, the percentage ownership of each entity owning
               more than 5% of the outstanding Investor Shares, Class I Shares, Class A Shares or Class C Shares of each Fund is listed below:
               [TO BE UPDATED BY AMENDMENT]



                                                                         Percentage
Fund Name                        Shareholder and Address of Record       Ownership
-----------------------------------------------------------------------------------



               As of           , 2005, the following shareholders owned more
               than 25% of the Investor Shares, Class I Shares, Class A Shares or Class C Shares of the Funds listed below: [TO BE UPDATED BY AMENDMENT]



                                                                         Percentage
Fund Name                        Shareholder and Address of Record       Ownership
-----------------------------------------------------------------------------------



               To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding Investor Shares, Class I Shares, Class
               A Shares or Class C Shares of each of the Funds as of           ,
               2005. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 2, 2003. As of the date of this SAI, the Trust is offering two series of shares, known as "Funds," each of which consists of four classes of shares. Additional series and/or classes may be created from time to time.


               The Funds were formed from the reorganization of Class A Shares and Class C Shares of Vontobel US Value Fund and Vontobel International Equity Fund of Vontobel Funds, Inc. into Focused Value Fund and International Equity Fund of Janus Adviser, respectively. As a result of the reorganization, existing Vontobel Class A shareholders who purchased their shares directly from Vontobel received Investor Class shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary without a sales charge received Class I Shares, existing Vontobel Class A shareholders who purchased their shares through a financial intermediary with a sales charge received Class A Shares, and existing Vontobel US Value Fund Class C shareholders received Class C Shares of the corresponding Fund(s). Vontobel US Value Fund and Vontobel International Equity Fund each had a fiscal year end of December 31. Following the reorganization, the Funds changed their fiscal year end to the last day of February.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Funds discussed in this SAI each offer four classes of shares. Investor Shares of the Funds are available to the general public and in connection with investments through certain distributors, such as "mutual fund supermarkets," and through retirement plans. Class I Shares, Class A Shares and Class C Shares are offered only through certain retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds or classes. A shareholder is entitled to one vote for each whole or fractional dollar of net asset value (determined as of the applicable record date) of each share owned by the shareholder (the number of shares owned times net asset value per share) on any matter on which such shareholder is entitled to vote.


               Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon the written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.


               The present Trustees were elected at a meeting held on May 9, 2003, except for Samuel Boyd, Jr., who was elected at a meeting held on August 5, 2003. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws or the Trustees.



               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all Funds have noncumulative voting rights, which means that the holders of more than 50% of the Shares of all Funds of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Trustees.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



               [TO BE UPDATED BY AMENDMENT]


REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT DATED FEBRUARY 28, 2005



               [TO BE UPDATED BY AMENDMENT]


The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Vontobel considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to
                                             the adverse effects of changing
                                             circumstances and economic conditions.
                BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate
                                             protection parameters, but adverse
                                             economic conditions or changing
                                             circumstances more likely to lead to a
                                             weakened capacity to pay principal and
                                             interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet
                                             required interest and principal
                                             payments. BB -- lowest degree of
                                             speculation; C -- the highest degree of
                                             speculation. Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk exposure to
                                             adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.


                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper to medium-grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured.
                                             Interest and principal appear adequate
                                             for the present but certain protective
                                             elements may be lacking or may be
                                             unreliable over any great length of
                                             time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and
                                             principal payments not well safeguarded
                                             during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance
                                             of timely interest and principal
                                             payments or maintenance of other
                                             contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest rated; extremely poor prospects of ever attaining investment standing.


               Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more rating agencies) are considered to be in the lower rated category.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      (JANUS LOGO)
                                   www.janus.com

                                   151 Detroit Street
                                   Denver, Colorado 80206-4805
                                   1-800-525-0020

                              PHOENIX ADVISER TRUST

                       PHOENIX FOREIGN OPPORTUNITIES FUND

                           PHOENIX FOCUSED VALUE FUND

                                101 Munson Street

                         Greenfield, Massachusetts 01301



                       STATEMENT OF ADDITIONAL INFORMATION
                                 June ___, 2005

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Adviser Trust (the "Trust"), dated June __, 2005, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds website at PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust ..................................................................   1
Investment Restrictions ....................................................   2
Investment Techniques and Risks ............................................   3
Performance Information ....................................................  16
Portfolio Turnover .........................................................  18
Portfolio Transactions and Brokerage........................................  18
Disclosure of Fund Holdings.................................................  20
Services of the Adviser and Subadviser......................................  21
Portfolio Managers .........................................................  25
Determination of Net Asset Value ...........................................  25
How to Buy Shares ..........................................................  26
Alternative Purchase Arrangements ..........................................  26
Investor Account Services ..................................................  28
How to Redeem Shares .......................................................  30
Dividends, Distributions and Taxes .........................................  31
Tax Sheltered Retirement Plans .............................................  35
The Distributor ............................................................  36
Distribution Plans..........................................................  37
Management of the Trust.....................................................  38
Additional Information .....................................................  44
Appendix A - Securities Ratings.............................................  46
Appendix B - Portfolio Manager Information..................................  48



                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926



PXP _____ (6/05)

   The Trust is an open-end management investment company which was organized in 2003 as a Delaware statutory trust under the name Janus Adviser. The Trust changed its name to Phoenix Adviser Trust effective June ___, 2005. The Trust commenced operations on October 13, 2003 after the reorganization of the Vontobel International Equity Fund and the Vontobel US Fund in to the Trust's International Equity Fund and US Fund, respectively. Effective April 29, 2004, US Fund changed its name to Focused Value Fund. Effective June ___, 2005, International Equity Fund and Focused Value Fund changed their names to Phoenix Foreign Opportunities Fund and Phoenix Focused Value Fund, respectively.

   The Trust's Prospectus describes the investment objectives and strategies that the Phoenix Foreign Opportunities Fund (the "Foreign Opportunities Fund") and the Phoenix Focused Value Fund (the "Focused Value Fund") (each, a "Fund" and, together, the "Funds") each will employ in seeking to achieve its respective investment objective. Each Fund's investment objective is NOT a fundamental policy of that Fund and may be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     (1) With respect to 75% of its total assets, Foreign Opportunities Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Borrow money, except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the Securities and Exchange Commission ("SEC") staff from time to time, or as permitted by an exemptive order obtained from the SEC.

   (3) Issue "senior securities," except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the SEC staff from time to time, or as permitted by an exemptive order obtained from the SEC.

   (4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

   (5) Purchase or sell real estate, except that the Funds may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

   (6) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (7) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   (8) Purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities).

   Except with respect to investment restriction (2) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. In addition, a Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions. With respect to investment restriction (2), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

   (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

   (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (e) The Funds may not invest in companies for the purpose of exercising control of management.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

CASH POSITION

   As discussed in the prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that each Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments.

CONVERTIBLE SECURITIES

   Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

DEBT SECURITIES

   Each Fund may invest in debt securities (which include for purposes of this investment policy convertible debt securities which the subadviser believes have attractive equity characteristics). Focused Value Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the subadviser. In choosing debt securities for purchase by the Fund, the subadviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's holdings

(see "Services of the Adviser and Subadviser") and will invest in debt securities only of companies that satisfy the subadviser's investment criteria.

   The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS

   Each Fund may invest in sponsored and unsponsored American Despositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U. S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Each Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U. S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Funds' Prospectus.

EMERGING MARKET SECURITIES

   The Foreign Opportunities Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as defined above. The Foreign Opportunities Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Foreign Opportunities Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EURODOLLAR INSTRUMENTS

   Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. Each Fund may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   Each Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Trust's custodian bank with respect to such Fund an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Funds utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only to gain exposure to the stock market pending investment of cash balances. to meet liquidity needs or as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the subadviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities

(or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

   Each Fund may engage in foreign currency transactions. The following is a description of these transactions.

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian banks will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Funds do not enter into forward contracts with terms longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. The Funds will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

   Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

   The Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities and may invest directly in common stocks issued by foreign companies or in securities represented by depositary receipts.

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

HIGH YIELD - HIGH RISK SECURITIES

   Each Fund may invest in bonds considered to be less than investment-grade, commonly known as "junk" bonds. Each Fund may invest up to 20% of its total assets in these bonds.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

ILLIQUID INVESTMENTS

   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized the subadviser to determine the liquidity of securities purchased by the Funds for purposes of each Fund's investment limit on the purchase of securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities that are eligible to be treated as liquid under these procedures include certain "restricted securities," which include Rule 144A Securities and Section 4(2) commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, the subadviser will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. For municipal lease obligations, the subadviser will also consider the credit rating of the obligation or if the obligation is unrated, certain credit factors enumerated in the procedures. In the case of commercial paper, the subadviser will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933.

   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

INVESTMENT COMPANY SECURITIES

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

   Investment companies in which the Funds may invest may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (Which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Foreign Opportunities Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, the Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Funds may engage in option transactions. Call options on securities and securities indices written by the Funds normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Fund utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Fund utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. Each Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   OVER-THE-COUNTER OPTIONS. The Funds may deal in over-the-counter options ("OTC options"). The subadviser understands the position of the staff of the SEC to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund. A brief description of such procedures is set forth below.

   The Funds will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Funds and PIC believe that the approved dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. A liquidity charge may be assessed and is computed as described below.

   The Funds anticipate entering into agreements with dealers to which the Funds sell OTC options. Under these agreements the Funds would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The liquidity charge for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Funds to repurchase a specific OTC option written by the Funds, the liquidity charge will be the current market value of the assets serving as "cover" for such OTC option.

   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The Funds may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Funds will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules.

   In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with the Trust's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise pledged may be applied to the Fund's other obligations to pledge assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the subadviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The subadviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the subadviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OTHER INCOME-PRODUCING SECURITIES

   Other types of income-producing securities that each Fund may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   A Fund may purchase standby commitment, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.

RATINGS

   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the subadviser will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of each Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the subadviser or its agent.

   Each Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the subadviser or its agent deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

SECURITIES LENDING

   Each of the Funds may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

SWAP AGREEMENTS

   Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the subadviser believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

TEMPORARY DEFENSIVE POSITIONS

   As described in the Prospectus, when the subadviser of a Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in cash and similar investments, which may include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) as other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements.

U.S. GOVERNMENT SECURITIES

   To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U. S. Treasury securities and obligations issued or guaranteed by U. S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the
U. S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

WARRANTS TO PURCHASE SECURITIES

   Each Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES

   Each Fund may purchase securities on a when-issued or forward-commitment basis. New issues of municipal and emerging market securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Trust's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in a Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent a Fund remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Fund merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed without shareholder approval.

ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES

   Within the parameters of its specific investment policies, each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holders to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to quality as a "regulated investment company" under Subchapter M of the Internal Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which the Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   Standardized quotations of average annual total return for Class A Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions are on Class A Shares or Class C Shares reinvested when paid.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc.

Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Russell 1000 Value Index, Dow Jones Industrial Average, Morgan Stanley Capital International EAFE Index, Europe Australia Far East Index (EAFE) and the Consumer Price Index.

   Advertisements, sales literature and other communications may contain information about the Funds and subadviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The average annual total return, for the Class A Shares and Class C Shares of each of the Funds for the indicated periods ended February 28, 2005 were as follows:

                                                                                                             COMMENCEMENT OF
                                                                                                              OPERATIONS OF
                                                    YEAR ENDED       5 YEARS ENDED       10 YEARS ENDED     CLASS C SHARES TO
                                                   FEBRUARY 28,       FEBRUARY 28,         FEBRUARY 28,        FEBRUARY 28,
FOREIGN OPPORTUNITIES FUND                            2005               2005                 2005                2005
                                                      ----               ----                 ----                ----
Class A(1)
     Return Before Taxes                              %                  %                    %
     Return After Taxes on Distributions              %                  %                    %
     Return After Taxes on Distributions              %                  %                    %
     and Sale of Fund Shares
Class C  Return Before Taxes                          %                N/A                   N/A                  %

FOCUSED VALUE FUND(2)

Class A
     Return Before Taxes                              %                  %                    %
     Return After Taxes on Distribution               %                  %                    %
     Return After Taxes on Distributions              %                  %                    %
     and Sale of Fund Shares
Class C  Return Before Taxes                          %                N/A                   N/A                  %

(1)The Foreign Opportunities Fund commenced operation on October 13, 2003 after the reorganization of the Vontobel International Equity Fund (the "International Predecessor Fund") into the Fund. The performance shown in the table reflects the performance of the Class A shares of the International Predecessor Fund prior to October 13, 2003. From October 13, 2003 to June 20, 2005, the Fund's investment program and general operations were managed by a different investment adviser. This information has been restated based on the Fund's Class A shares' and Class C shares' fees and expenses (ignoring any fee and expense limitations), which are higher (prior to the application of contractual expense waivers) than those of the Class A shares of the International Predecessor Fund. Class A shares of the International Predecessor Fund commenced operations on March 30, 1990 and the Class C shares of the Fund commenced operations on October 13, 2003.

(2)The Focused Value Fund commenced operations on October 13, 2003 after the reorganization of Vontobel US Value Fund (the "US Predecessor Fund") into the Fund. The performance shown in the table reflects the performance of the Class A and Class C shares of the US Value Predecessor Fund prior to October 13, 2003. From October 13, 2003 to June 20, 2005, the Fund's investment program and general operations were managed by a different investment adviser. The information has been restated based on the Fund's Class A and Class C shares' respective fees and expenses which are equal to or higher than those of the Class A and Class C shares of the US Value Predecessor Fund. Class A shares of the US Value Predecessor Fund commenced operations on March 30, 1990 and Class C shares of the US Predecessor Fund commenced operations on October 9, 2002.

   The Funds may also compute aggregate total return for specified periods based on a hypothetical Class A or Class C Account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for each Fund, the subadviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   The subadviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by the subadviser under its contract with the Trust and may benefit both the Trust and other accounts of such subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the subadviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Some Fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its Adviser, subadviser and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the subadviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the subadviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the subadviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The subadviser currently used approximately 30 brokerage firms and independent consulting firms in addition to its internal professional staff, including the subadviser's affiliates for brokerage and research services. The subadviser periodically evaluates the execution performance of the broker-dealers it selects for client transactions. The subadviser attempts to maintain a constant awareness of general street practices and policies with regard to commission levels and rates charged by most reputable brokerage firms, which allows the subadviser to take full advantage of the competitive environment and obtain rates that are considered fair and reasonable for its clients.

   The following table lists the total amount of brokerage commissions paid by US Predecessor Fund and International Equity Predecessor Fund prior to their reorganization into Focused Value Fund (currently known as Phoenix Focused Value
Fund) and International Equity Fund (currently known as Phoenix Foreign Opportunities Fund), respectively, for the periods indicated.

                                                       PERIOD ENDED                  FISCAL YEAR ENDED
                                                     OCTOBER 10, 2003                DECEMBER 31, 2002
                                                     COMMISSIONS PAID                COMMISSIONS PAID
                                                     ----------------                ----------------
       Focused Value Fund*                               $97,042                         $255,623

       International Equity Fund                         $62,465                         $461,911
       *(formerly named US)

   * Following the reorganization, the Funds changed their fiscal year end to the last day of February. The following table lists the total amount of brokerage commissions paid by Focused Value Fund and International Equity Fund following the reorganization for the periods indicated. [TO BE UPDATED BY AMENDMENT]

                                              FISCAL YEAR ENDED           PERIOD JANUARY 1 -         PERIOD OCTOBER 13 -
                                              FEBRUARY 28, 2005            FEBRUARY 29, 2004          DECEMBER 31, 2003
                                              -----------------            -----------------          -----------------
    Focused Value Fund*                               $                         $11,626                    $27,784

    International Equity Fund                         $                         $12,347                    $30,469
   *(formerly named US)

   As of February 28, 2005, Foreign Opportunities Fund owned securities of its regular broker-dealer (or patent), as shown below: [TO BE UPDATED BY AMENDMENT]

       NAME OF BROKER-DEALER                     VALUE OF SECURITIES OWNED
       ---------------------                     -------------------------


   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised the subadviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing the subadviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Phoenix Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third-parties providing services to the funds (accounting agent, print vendors etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution. The Funds' Compliance Officer provides regular reports (at least quarterly) to the Board of Trustees regarding the Funds' compliance with these policies, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's shareholder reports are available on Phoenix's website at www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's website as of the end of each month, generally within 10 business days of the end of the month. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ON-GOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

                                                                                           TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER                    NAME OF SERVICE PROVIDER                  PORTFOLIO HOLDINGS INFORMATION
------------------------                    ------------------------                  ------------------------------
Adviser                                     Phoenix Investment Counsel, Inc.    Daily

Subadviser                                  Vontobel Asset Management, Inc.     Daily

Distributor                                 Phoenix Equity Planning             Daily
                                            Corporation

Custodian                                   Brown Brothers Harriman & Co.       Daily

Sub-Financial Agent                         PFPC, Inc.                          Daily

Independent Registered Public Accounting    [to be named by amendment]          Annual Reporting Period: within 15
Firm                                                                            business days of end of reporting period

                                                                                Semiannual Reporting Period: within 31
                                                                                business days of end of reporting period

Typesetting Firm for Financial Reports      Gcom Solutions                      Monthly on first business day following
and Forms N-Q                                                                   month-end

Printer for Financial Reports               V.G. Reed & Sons                    Annual and Semiannual Reporting Period:
                                                                                within 45 days after end of reporting
                                                                                period

Proxy Voting Service                        Institutional Shareholder Services  Twice weekly on an ongoing basis

Intermediary Selling Shares of the Fund     Merrill Lynch                       Quarterly within 10 days of quarter-end


PUBLIC PORTFOLIO HOLDINGS INFORMATION

Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal quarter-end
                                            Thompson Financial Services

Rating Agencies                             Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal quarter-end

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISER

   The investment adviser to the Foreign Opportunities and Focused Value Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling [39] mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of March 31, 2005, PIC had approximately $____ billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at 56 Prospect Street, Hartford, CT 06115-0408.

   PXP has served investors for over 70 years. As of March 31, 2005, PXP had approximately $____ billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes. PXP's affiliated investment advisers are: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago, Illinois and Denver, Colorado; Engemann Asset Management (Engemann) in Pasadena, California; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles, California; Phoenix Investment Counsel, Inc. in Hartford, Connecticut; Phoenix/Zweig Advisers LLC (Zweig) and Euclid Advisors LLC (Euclid) in New York, New York; Seneca Capital Management LLC (Seneca) in San Francisco, California; and Walnut Asset Management, LLC (Walnut) in Philadelphia, Pennsylvania. PXP's subadvisory arrangements with outside managers include those with Vontobel Asset Management Inc. (Vontobel) in New York, New York and Sasco Capital, Inc. (Sasco) in Fairfield, Connecticut.

   Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel"), 450 Park Avenue, New York, New York 10022, is each Fund's subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of March 31, 2005, Vontobel had in excess of $______ in assets under management.

   The investment advisory agreement, approved by the Trustees, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of Foreign Opportunities Fund and Focused Value Fund, PIC is entitled to a fee, payable monthly, at the following annual rates:

               FUND
               Focused Value                        0.75%
               Foreign Opportunities                0.85%

   As described in the Prospectus, the Adviser has agreed to limit each Fund's total operating expenses through June 30, 2008. PIC commenced managing the Foreign Opportunities Fund and Focused Value Fund on June ___, 2005. For the year ended December 31, 2002, period ended October 10, 2003, period October 13, 2003 to December 31, 2003, the period January 1, 2004 to February 29, 2004 and the fiscal year ended February 28, 2005, the Funds paid their former investment adviser the following fees.

                          FISCAL YEAR ENDED     PERIOD JANUARY 1 -    PERIOD OCTOBER 13 -     PERIOD ENDED      FISCAL YEAR ENDED
                          FEBRUARY 28, 2005     FEBRUARY 29, 2004     DECEMBER 31, 2003     OCTOBER 10, 2003    DECEMBER 31, 2002

US Value Predecessor      $                     $122,552               $156,416            $619,257            $876,616
Fund/Focused Value Fund                        (waived - $104,703)
International Equity      $                     $49,056                $57,840             $202,893            $361,230
Predecessor                                     (waived -              (waived - $88)      (waived $88,172)
Fund/Foreign                                    $49,056)(1)
Opportunities Fund

(1) Fee waived by former investment adviser exceeded the advisory fee.

   The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   The investment advisory agreement with respect to each Fund has an initial term until November 30, 2005. The investment advisory agreement was approved on June ____, 2005 by a vote of the majority of the outstanding shares of each Fund of the Trust. The investment advisory agreement continues from year to year thereafter with respect of such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   The Trust, its Adviser, subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Funds' Adviser and subadviser and for determining whether to approve and renew the Funds' investment advisory and subadvisory arrangements.

ADVISORY AGREEMENT

   The Trustees met on three occasions with senior officers of the Fund's former investment adviser, PIC and Vontobel to discuss the proposed change of advisers and to consider the qualifications of PIC and Vontobel. In addition, they received from each of those parties and reviewed substantial written information as requested by them. Throughout that process the Independent Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the investment objective and strategy of each Fund; (b) PIC, its current personnel (including particularly those personnel with responsibilities for providing investment oversight and administrative services to the Funds), and its financial condition, resources and investment and compliance oversight process; (c) the terms of the current advisory agreements and the terms of the new advisory agreement, including the standard of care and termination provisions; (d) the scope and quality of the services the PIC is expected to provide to the Funds; (e) the structure and rate of advisory fees that would be payable to PIC by the respective Funds, the proposed expense limitations, the structure and rate of advisory fees payable to other advisers by comparable funds, the structure and rate of advisory fees charged by PIC to other clients and possible alternative fee structures; (f) the pro forma estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) compensation expected to be payable by the Funds to PIC and its affiliates for other services; (h) the pro forma estimated profitability to PIC and its affiliates of their relationships with the Funds;
(i) PIC's compliance record; (j) the competitive market for mutual funds in different distribution channels; and (k) the financial condition of affiliates of PIC over a three-year period ended December 31, 2004.

   After consideration of the factors and information referred to above, the Trustees reached several conclusions. They concluded that the proposed nature and extent of PIC's services to the Funds was appropriate and consistent with the terms of the new advisory agreement. They also concluded that PIC appeared to be well suited to become the investment adviser and manager of the Funds. In reaching their conclusions, the Trustees considered the factors described above as well as the following:

     o PIC's considerable experience serving as a manager of managers for the Phoenix funds, whose portfolios are managed by subadvisers;
     o The considerable experience of PIC and its affiliates in providing to the Phoenix funds general administrative services, including the preparation of regulatory filings, services to fund shareholders, distribution services and management of the relationships of those funds and PIC with third party service providers;
     o The quality of PIC's services to the Phoenix funds, which appears to be consistent with or superior to quality norms in the mutual fund industry;
     o The stated intention of PIC to actively promote the sale of shares of the Funds;
     o   The sufficiency of PIC's personnel and their education and experience;
     o The soundness of PIC's financial condition and PIC's relationship to a much larger financial services enterprise with very substantial financial resources; and
     o The proposed conversion of Class I Shares and Investor Shares of each Fund outstanding at the time that PIC becomes the investment adviser to the Funds into Class A Shares of the Funds that bear a lower rate of expenses and the right of holders of those shares to purchase additional Class A Shares without a sales load.

   The Trustees concluded that the estimated overall expense ratio of each surviving class of shares of each Fund, taking into account the expense limitations agreed to by PIC, was comparable to or more favorable than the expense ratios of its peers and that the fees that each Fund would pay to PIC are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees PIC charges to other clients.

   The Trustees concluded that, other than the services to be provided by PIC and its affiliates and the fees to be paid by the Funds therefor, the Funds and PIC may potentially benefit from their relationship with each other in other ways. They also concluded that success of the Funds could attract other business to PIC or other Phoenix funds and that the success of PIC could enhance PIC's ability to serve the Funds.

SUBADVISORY AGREEMENT

   Since the commencement of operations of the Trust, the Trustees have met at least quarterly with senior officers of Vontobel. In addition, as noted above, on three separate occasions they met with senior officers of Vontobel and others to consider the proposed change of investment advisers and the proposed continued engagement of Vontobel to manage the portfolios of the Funds. In addition, they received and reviewed from Vontobel substantial written information as requested by them. Throughout that process the Independent Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the investment objective and strategy of each Fund; (b) Vontobel, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Funds), and its financial condition, resources and investment process; (c) the terms of the current subadvisory agreements and the terms of the proposed new subadvisory agreement, including the standard of care and termination provisions; (d) the scope and quality of services that Vontobel has provided and will continue to provide to the Funds;
(e) the structure and rate of advisory fees payable to Vontobel by the respective Funds, the structure and rate of investment management fees payable to other subadvisers by comparable funds, the structure and rate of investment management fees charged by Vontobel to other clients and possible alternative fee structures; (f) the estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) the methodology used by Vontobel in determining the compensation payable to portfolio managers and the competition for investment management talent; (h) Vontobel's agreement to discontinue the use of the Fund's portfolio brokerage transactions to obtain third party research through brokers; (j) Vontobel's compliance record; and (j) the competitive market for mutual funds in different distribution channels.

     After consideration of the information referred to above, the Trustees reached several conclusions. They concluded that the nature and extent of Vontobel's services to the Funds was appropriate and consistent with the terms of the new subadvisory agreement. They also concluded that the quality of Vontobel's services to the Funds has been very good. In reaching their conclusions, the Trustees considered the factors described above as well as the following:

     o Because Vontobel's principal responsibility is management of the Funds' investment portfolios, the investment performance achieved by Vontobel is an important indicator of the quality of services provided;
     o The quality of Vontobel's services to the Funds has been consistent with or superior to quality norms in the mutual fund industry;
     o Vontobel has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively, and has demonstrated its ability to attract and retain well qualified personnel; and
     o Vontobel's financial condition is sound, and Vontobel is part of a much larger financial services enterprise with very substantial financial resources.

   The Trustees concluded that the fees that PIC will pay to Vontobel under the new subadvisory agreement are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Vontobel charges to other clients.

   The Trustees concluded that, other than the services to be provided by Vontobel to the Funds pursuant to the proposed agreement and the fees to be paid by PIC therefor, the Funds and Vontobel may potentially benefit from their relationship with each other in other ways. They concluded that Vontobel would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the Funds and that the Funds would benefit from Vontobel's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Vontobel. They also concluded that success of the Funds could attract other business to Vontobel or its other funds and that the success of Vontobel could enhance Vontobel's ability to serve the Funds.

   Following considerable deliberations, the Board found each Fund's subadvisory fee to be fair and reasonable.

ALL ADVISORY AND SUBADVISORY AGREEMENTS

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF PROXY VOTING POLICY

         The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

         The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The Adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

     o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

     o Changes to Capital Structure--dilution or improved accountability associated with such changes.

     o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

      The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free,
(800) 243-1574, or on the SEC's website at http://www.sec.gov.

                               PORTFOLIO MANAGERS

   Information regarding portfolio managers' compensation, other accounts managed and ownership of shares of the Funds is attached in Appendix B.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A Shares and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000 and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See the "Dividends, Distributions and Taxes" section of this statement of additional information.)

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, subadviser (if any) or Distributor; (3) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through
(14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (16) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (17) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements; or (19) any holder of Class I Shares or Investor Shares of the International Predecessor Fund or US Value Predecessor Fund whose shares were converted to Class A Shares of the Phoenix Focused Value Fund or Phoenix Foreign Opportunities Fund, respectively, on June 20, 2005 if any such Class A Shares were still held at the time of purchase of additional Class A Shares. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any Class of Shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any Class of Shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of any of these Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plaN qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix Adviser Trust. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to PEPCO an Account Application.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at

(800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

  DIVIDENDS, DISTRIBUTIONS AND TAXES [TO BE REVIEWED BY BG PRIOR TO AMENDMENT.]

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by a Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Funds' fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of a Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by a Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income, except for
(a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. Distributions from net long-term capital gain in excess of net short-term capital loss ("capital gain distribution") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

TAXATION OF DERIVATIVES

   All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under
Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium.

   Premiums from expired call options written by a Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

   Certain offsetting positions held by the Funds (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Funds losses realized by the Funds on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

   It is expected that the Funds will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Funds distributable to shareholders. If the Funds were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.

SALE OR EXCHANGE OF FUND SHARES

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor.

   Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

   Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between

Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

                                 THE DISTRIBUTOR

   PEPCO, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares.

   The Trust and PEPCO have entered into an Underwriting Agreement under which PEPCO has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to PEPCO the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. PEPCO may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal year ended February 28, 2005, the total amounts received by the Funds' former distributor from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A shares and Class C shares are summarized below:

      FOCUSED VALUE FUND                     CONTINGENT DEFERRED SALES CHARGE

      Class A                                $

      Class C                                $

      FOREIGN OPPORTUNITIES FUND

      Class A                                $

      Class C                                $

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.00%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   For the fiscal year ended February 28, 2005, the Funds' former distributor received net commissions (after payments to dealers) of $_____ and $_____ for Class A shares of Foreign Opportunities Fund and Focused Value Fund, respectively.

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933 (the "1933 Act"). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs to PEPCO to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds in the Phoenix Fund complex serviced by PFPC at the following incremental annual rates:

        First $5 billion                              0.060%
        $5 Billion to $15 billion                     0.050%
        Greater than $15 billion                      0.030%

   Percentage rates are applied to the aggregate daily net asset value of all the funds serviced by PFPC. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. PEPCO commenced acting as administrative agent of the Trust on June _____, 2005. Prior to that time, the Funds did not pay for administrative services related to Class A and Class C shares except for out-of-pocket expenses including networking and/or omnibus account fees.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25%
per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   For the fiscal year ended February 28, 2005, the Trust paid to its prior distributor Rule 12b-1 fees in the amount of $_____, of which the Distributor received $_____ , and unaffiliated broker-dealers received $_____. Rule 12b-1 payments were used for (1) compensating dealers, $_____, (2) compensating sales personnel, $ _____, (3) advertising, $ ______, (4) printing and mailing of prospectuses to other than current shareholders, $_ _____, (5) service costs,$ _____, (6) other, $ _____.

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trustees were first elected by shareholders at a meeting held on June __, 2005. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. These is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a one-year term expiring in 2006.

                                                     INDEPENDENT TRUSTEES

                                                   Number of Portfolios in
Name, Address                         Length of         Fund Complex          Principal Occupation(s) During Past 5 Years
and Date of Birth                    Time Served     Overseen by Trustee        and Other Directorships Held by Trustee
-----------------                    -----------     -------------------        ---------------------------------------
E. Virgil Conway                    Served since             44            Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse Advisors, LLC           2005.                                  firm) since 2001. Trustee/Director, Realty
101 Park Avenue                                                            Foundation of New York (1972-present), Josiah
New York, NY 10178                                                         Macy, Jr., Foundation (Honorary) (2004-present),
DOB: 8/2/29                                                                Pace University (Director/Trustee Emeritus) (2003-
                                                                           present), Greater New York Councils, Boy Scouts
                                                                           of America (1985-present), Academy of Political
                                                                           Science (Vice Chairman) (1985-present), Urstadt
                                                                           Biddle Property Corp. (1989-present), Colgate
                                                                           University, (Trustee Emeritus) (since 2004),
                                                                           The Harlem Youth Development Foundation (1998-
                                                                           present), Chairman, Metropolitan Transportation

                                                   Number of Portfolios in
Name, Address                         Length of         Fund Complex          Principal Occupation(s) During Past 5 Years
and Date of Birth                    Time Served     Overseen by Trustee        and Other Directorships Held by Trustee
-----------------                    -----------     -------------------        ---------------------------------------
                                                                           Authority (1992-2001). Director, Trism, Inc.
                                                                           (1994-2001), Consolidated Edison Company of
                                                                           New York, Inc. (1970-2002), Atlantic Mutual
                                                                           Insurance Company (1974-2002), Centennial
                                                                           Insurance Company (1974-2002), Union Pacific
                                                                           Corp. (1978-2002), Blackrock Freddie Mac Mortgage
                                                                           Securities Fund (Advisory Director) (1990-2000),
                                                                           Accuhealth (1994-2002), Pace University (1978-
                                                                           2003), New York Housing Partnership Development
                                                                           Corp.) (Chairman) (1981-2003), Josiah Macy, Jr.,
                                                                           Foundation (1975-2004).

Harry Dalzell-Payne                 Served since             44            Currently retired.
The Flat, Elmore Court              2005.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                      Served since             42            Currently retired. Trustee, Scudder Investments
7721 Blue Heron Way                 2005.                                  (33 portfolios) (1986-present). Director, Coutts
West Palm Beach, FL 33412                                                  & Co. Trust Holdings Limited (1991-1999), Coutts
DOB: 3/28/30                                                               & Co. Group (1994-1999) and Coutts & Co.
                                                                           International (USA) (private banking) (1992-2000).

Francis E. Jeffries                 Served since             44            Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            2005.                                  (1984-present).
Naples, FL 34108
DOB: 9/23/30

Leroy Keith, Jr.                    Served since             42            Partner, Stonington Partners, Inc. (private
Stonington Partners, Inc.           2005.                                  equity fund) since 2001. Chairman (1995 to 2000)
736 Market Street, Ste. 1430                                               and Chief Executive Officer (1995-1998), Carson
Chattanooga, TN 37402                                                      Products Company (cosmetics). Director/Trustee,
DOB: 2/14/39                                                               Evergreen Funds (6 portfolios).

Geraldine M. McNamara               Served since             44            Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY            2005.                                  (private bank) (1982-present).
11West 54th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                   Served since             44            Currently retired. Director, W. H. Reaves and
164 Laird Road                      1995.                                  Company (investment management) (2004-present),
Colts Neck, NJ 07722                                                       Vice President, W.H. Reaves and Company
DOB: 5/26/28                                                               (1993-2003).

James M. Oates                      Served since             42            Chairman, Hudson Castle Group Inc. (formerly IBEX
c/o Northeast Partners              1987.                                  Capital Markets Inc.) (financial services)
150 Federal Street, Ste. 1000                                              (1997-present). Managing Director, Wydown Group
Boston, MA 02109                                                           (consulting firm) (1994-present). Director,
Trustee                                                                    Investors Financial Service Corporation
DOB: 5/31/46                                                               (1995-present), Investors Bank & Trust Corporation
                                                                           (1995-present), Stifel Financial (1996-present),
                                                                           Connecticut River Bancorp (1998-present),
                                                                           Connecticut River Bank (1999-present) and Trust
                                                                           Company of New Hampshire (2002-present).  Chairman,
                                                                           Emerson Investment Management, Inc. (2000-present).
                                                                           Vice Chairman, Massachusetts Housing Partnership
                                                                           (1994-1999). Director/Trustee, John Hancock Trust
                                                                           (2004-present), Blue Cross and Blue Shield of New
                                                                           Hampshire (1994-1999), AIB Govett Funds
                                                                           (1991-

                                                   Number of Portfolios in
Name, Address                         Length of         Fund Complex          Principal Occupation(s) During Past 5 Years
and Date of Birth                    Time Served     Overseen by Trustee        and Other Directorships Held by Trustee
-----------------                    -----------     -------------------        ---------------------------------------
                                                                           2000), and Command Systems, Inc. (1998-2000),
                                                                           Phoenix Investment Partners, Ltd. (1995-2001),
                                                                           1Mind, Inc. (2000-2002), 1Mind.com and Plymouth
                                                                           Rubber Co. (1995-2003).  Director and Treasurer,
                                                                           Endowment for Health, Inc. (2000-2004).

Donald B. Romans                    Served since             42            Currrently retired.  President, Romans & Company
39 S. Sheridan Road                 2005.                                  (private investors and financial consultants)
Lake Forest, IL 60045                                                      (1987-2003). Trustee, Burnham Investors Trust (5
DOB: 4/22/31                                                               portfolios) (1967-2003).

Richard E. Segerson                 Served since             42            Managing Director, Northway Management Company
Northway Management Company         2005.                                  (1998-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L.J. Verdonck             Served                   42            Trustee/Director, Banco Urguijo (Chairman).
Nederpolder, 7                      since   2004.                          Trustee/Director EASDAQ (Chairman), The Fleming
B-9000 Gent, Belgium                                                       Continental European Investment Trust, Groupe
DOB: 7/30/42                                                               SNEF, Degussa Antwerpen N.V., Santans N.V., Laco
                                                                           N.V. Managing Director, Almanij N.V. (1992-2003).
                                                                           Trustee/Director (1992-2003), KBC Bank and
                                                                           Insurance Holding Company (Euronext) (1992-2003),
                                                                           KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                           Kredietbank, S.A. Luzembougeoise (1992-2003),
                                                                           Investco N.V. (1992-2003), Gevaert N.V.
                                                                           (1992-2003), Fidea N.V. (1992-2003), Almafin
                                                                           N.V. (1992-2003), Centea N.V. (1992-2003),
                                                                           Dutch Chamber of Commerce for Belgium and
                                                                           Luxemburg, Phoenix Investment Partners, Ltd.
                                                                           (1995-2001).

Lowell P. Weicker, Jr.              Served since             42            Director, Compuware (1996-present), WWF, Inc.
7 Little Point Street               2005.                                  (2000-present), Medallion Financial New York
Essex, CT 06426                                                            (2003-present) and WWF, Inc. (2000-present).
DOB: 5/16/31                                                               President, The Trust for America's Health
                                                                           (non-profit) (2001-present). Director, UST Inc.
                                                                           (1995-2004) and HPSC Inc. (1995-2004).

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                    TERM OF OFFICE   NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITIONS WITH       AND LENGTH OF      IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------              -----------     -------------------           -----------------------------------
*Marilyn E. LaMarche                Served since             42            Limited Managing Director, Lazard Freres & Co.
Lazard Freres & Co. LLC             2002.                                  LLC (1997-present).  Director, The Phoenix
30 Rockefeller Plaza,                                                      Companies, Inc. (2001-present) and Phoenix Life
59th Floor                                                                 Insurance Company (1989-present).
New York, NY 10020
DOB: 5/11/34

                                    TERM OF OFFICE   NUMBER OF PORTFOLIOS
NAME, ADDRESS, POSITIONS WITH       AND LENGTH OF      IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
TRUST AND DATE OF BIRTH              TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------              -----------     -------------------           -----------------------------------
**Philip R. McLoughlin              Served since             70            Director, PXRE Corporation (Delaware)
Chairman                            1989.                                  (1985-present), World Trust Fund (1991-present).
DOB: 10/23/46                                                              Management Consultant (2002-2004),Chairman
                                                                           (1997-2002), Director (1995-2002), Vice Chairman
                                                                           (1995-1997) and Chief Executive Officer
                                                                           (1995-2002), Phoenix Investment Partners, Ltd.
                                                                           Director, Executive Vice President and Chief
                                                                           Investment Officer, The Phoenix Companies, Inc.
                                                                           (2001-2002). Director (1994-2002) and Executive
                                                                           Vice President, Investments (1988-2002), Phoenix
                                                                           Life Insurance Company. Director (1983-2002) and
                                                                           Chairman (1995-2002), Phoenix Investment Counsel,
                                                                           Inc. Director (1984-2002) and President
                                                                           (1990-2000), Phoenix Equity Planning Corporation.
                                                                           Chairman and Chief Executive Officer,
                                                                           Phoenix/Zweig Advisers LLC (1999-2002). Director
                                                                           (2001-2002) and President (April 2002-September
                                                                           2002), Phoenix Investment Management Company.
                                                                           Director and Executive Vice President, Phoenix
                                                                           Life and Annuity Company (1996-2002). Director
                                                                           (1995-2000) and Executive Vice President
                                                                           (1994-2002) and Chief Investment Counsel
                                                                           (1994-2002), PHL Variable Insurance Company.
                                                                           Director, Phoenix National Trust Company
                                                                           (2001-2002). Director (1985-2002) and Vice
                                                                           President (1986-2002) and Executive Vice
                                                                           President (2002-2002), PM Holdings, Inc. Director
                                                                           (1992-2002) and President (1993-1994), W.S.
                                                                           Griffith Securities, Inc.

* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                   POSITION(S) HELD
NAME, ADDRESS                       WITH TRUST AND                             PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                LENGTH OF TIME SERVED                           DURING PAST 5 YEARS
-----------------                ---------------------                           -------------------
Daniel T. Geraci                 President since 2005.  Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                            Inc. (wealth management) (2003-present). President and Chief
                                                        Executive Officer, Phoenix Investment Partners, Ltd. (2003-present).
                                                        President, certain funds within the Phoenix Fund Complex
                                                        (2004-present). President and Chief Executive Officer of North
                                                        American Investment Operations, Pioneer Investment Management USA,
                                                        Inc. (2001-2003). President of Private Wealth Management Group
                                                        (2000-2001), Executive Vice President of Distribution and Marketing
                                                        for U.S. institutional services business (1998-2000) and Executive
                                                        Vice President of Distribution and Marketing for Fidelity Canada
                                                        (1996-1998), Fidelity Investments.

George R. Aylward                Executive Vice         Senior Vice President and Chief Executive Officer, Asset Management,
DOB: 8/17/64                     President since 2005.  The Phoenix Companies, Inc. (2004-present).  Executive Vice
                                                        President and Chief Operating Officer, Phoenix Investment Partners,
                                                        Ltd. (2004-present).  Vice President, Phoenix Life Insurance Company
                                                        (2002-2004).  Vice President, The Phoenix Companies, Inc.
                                                        (2001-2004).  Assistant Controller, Phoenix Investment Partners,
                                                        Ltd. (1996-2001).

Francis G. Waltman               Senior Vice            Vice President, Chief Administrative Officer (2003-present), Senior
DOB: 7/27/62                     President since 2005.  Vice President, Chief Administrative Officer, Private Client Group
                                                        (1999-2003), Phoenix Investment Partners, Ltd. Senior Vice
                                                        President, certain funds within the Phoenix Fund Complex (May
                                                        2004-present).

Nancy G. Curtiss                 Treasurer since 2005.  Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                                           Assistant Treasurer (2001-present), Phoenix Equity Planning
                                                        Corporation. Vice President (2003-present), Phoenix Investment Partners,
                                                        Ltd., Senior Vice President, certain funds within the Phoenix Fund
                                                        Complex (1994-present).

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. Since the Trustees were elected in June, 2005, the Committee has not yet met.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. Since the Trustees were elected in June, 2005, the Committee has not yet met.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris, Ferdinand L.J. Verdonck and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. Since the Trustees were elected in June, 2005, the Committee has not yet met.

COMPENSATION

   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   Since the Trustees were first elected in June, 2005, they received no compensation from the Trust for the Trust's fiscal year ended February 28, 2005.

   For the year ended December 31, 2004, the Trustees received the following compensation:

                                                                                               Total Compensation From
                                                                                               Trust and Fund Complex
                                                              Aggregate                     [(__ FUNDS)] Paid to Trustees
                                                            Compensation                      for calendar year ended
      Name                                                   From Trust                          December 31, 2004
      ----                                                   ----------                          -----------------

E. Virgil Conway                                                 0

Harry Dalzell-Payne                                              0

S. Leland Dill                                                   0

Francis E. Jeffries                                              0

Leroy Keith, Jr.                                                 0

Marilyn E. LaMarche                                              0

Philip R. McLoughlin                                             0

Geraldine M. McNamara                                            0

Everett L. Morris                                                0

James M. Oates                                                   0

Donald B. Romans                                                 0

Richard E. Segerson                                              0

Ferdinand L.J. Verdonck**                                        0

Lowell P. Weicker, Jr.                                           0

---------------------

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At March 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $________; Ms. McNamara, $________; Mr. Morris, $________ and Mr. Segerson, $________. At present, by agreement among each trust in the Phoenix Fund complex, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

** Mr. Verdonck became a trustee of the Phoenix Funds in November, 2004 and, therefore, received no compensation from any trust for the year ended December 31, 2004.

   The following table sets forth information concerning the compensation received by the former Trustees of the Trust for the fiscal year ended February 28, 2005 under a different compensation schedule.

                                                                                                    TOTAL TRUSTEES'
                                                                                              COMPENSATION FROM THE TRUST
                                                         TRUSTEES' AGGREGATE COMPENSATION               AND THE
                                                                  FROM THE TRUST                  JANUS FUND COMPLEX(1)
                                                                  --------------                  ---------------------

   James T. Rothe.............................                       $50,000                              $333,500

   Samuel Boyd, Jr............................                       $50,000                               $50,000

   Arthur F. Lerner...........................                       $50,000                               $50,000

   Dennis B. Mullen...........................                       $50,000                              $465,324(2)

   Maureen T. Upton...........................                       $50,000                               $50,000

--------------------------

(1) For Mr. Rothe and Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 63 fund portfolios. For Mr. Boyd, Mr. Lerner and Ms. Upton, includes compensation for service on the board of one Janus trust comprised of 2 fund portfolios.

(2) Includes additional compensation paid for service as Independent Chairman of the Board of three Janus trusts.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2004.

                                                                                AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                                      OWNERSHIP IN ALL FUNDS
                                          DOLLAR RANGE OF EQUITY SECURITIES           OVERSEEN BY TRUSTEE IN
     NAME OF TRUSTEE                          IN A FUND OF THE TRUST            FAMILY OF INVESTMENT COMPANIES
     ---------------                          ----------------------            ------------------------------
 E. Virgil Conway                                       None                                $1-$10,000
 Harry Dalzell-Payne                                    None                                   None
 S. Leland Dill                                         None                             $50,001-$100,000
 Francis E. Jeffries                                    None                              Over $100,000
 Leroy Keith, Jr.                                       None                                   None
 Marilyn E. LaMarche                                    None                                   None
 Philip R. McLoughlin                                   None                              Over $100,000
 Geraldine M. McNamara                                  None                              Over $100,000
 Everett L. Morris                                      None                              Over $100,000
 James M. Oates                                         None                              Over $100,000
 Donald B. Romans                                       None                              Over $100,000
 Richard E. Segerson                                    None                              Over $100,000
 Ferdinand L.J. Verdonck                                None                                   None
 Lowell P. Weicker, Jr.                                 None                                   None

   At June , 2005, the Trustees and officers as a group owned less than 1% of the outstanding shares of either of the Funds.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of [DATE] with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.

  NAME OF SHAREHOLDER              FUND AND CLASS                      PERCENTAGE OF THE CLASS   NUMBER OF SHARES
  -------------------              --------------                      -----------------------   ----------------
                                   Foreign Opportunities Fund
                                   Class A
                                   Focused Value Fund
                                   Class A

                                   Foreign Opportunities Fund
                                   Class C

                                   Focused Value Fund
                                   Class C
                                   [TO BE COMPLETED BY AMENDMENT]
                                   ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and so on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is possibility that the shareholders of a statutory business trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   [TO BE INSERTED BY AMENDMENT], is the independent registered public accounting firm for the Trust. [TO BE INSERTED BY AMENDMENT] audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT

   The custodian of the assets of Foreign Opportunities Fund and Focused Value Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Trust has authorized the custodians to appoint one or more subcustodians for the assets of the Trust held outside the United States. The securities and other assets of each Fund of the Trust are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid $22.25 for each designated daily dividend shareholder account and $17.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on the last day of February. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Financial Statements for the Trust's fiscal year ended February 28, 2005, appearing in earlier Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                   APPENDIX A

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX B

                          PORTFOLIO MANAGER INFORMATION


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISER

   [To Be Added By Amendment]

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. The advisers and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Also, there are no material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of February 28, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                      NUMBER OF AND TOTAL ASSETS      NUMBER OF AND TOTAL ASSETS
                                      OF REGISTERED INVESTMENT        OF OTHER POOLED INVESTMENT         NUMBER OF AND TOTAL
  NAME                                      COMPANIES                      VEHICLES (PIVS)            ASSETS OF OTHER ACCOUNTS
  ----                                      ---------                      ---------------            ------------------------


   Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations, collateralized debt obligations.

   As of February 28, 2005, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds. [CONFIRM]

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds' prospectus that he/she manages as of the February 28, 2005:

                                        DOLLAR RANGE OF
                                       EQUITY SECURITIES
                                     BENEFICIALLY OWNED IN
  NAME                                 EACH FUND MANAGED
  ----                                 -----------------


   [Dollar ranges to be used: none, $1-$10,000, $10,001-$50,000,
$50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, over $1,000,000.]

   [[Use/Revise if Appropriate: The members of the portfolio management team for the [fund name] do not currently hold any shares in the fund. This is primarily due to the fact that most of these individuals reside outside of the United States and as such, tend to purchase products registered within the jurisdiction in which they reside.]

                                 JANUS ADVISER

                           PART C - OTHER INFORMATION

ITEM 23  Exhibits

         Exhibit 1   (a)    Trust Instrument dated May 1, 2003, is incorporated
                            by reference to Exhibit 1(a) to Registrant's
                            Registration Statement (File No. 333-106142) on Form
                            N-1A filed with the Securities and Exchange
                            Commission on June 16, 2003.

                     (b) Amended and Restated Trust Instrument dated May 9, 2003, is incorporated by reference to Exhibit 1(b) to Registrant's Registration Statement (File No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June 16, 2003.

                     (c) Certificate of Amendment Redesignating Series dated August 5, 2003 is incorporated by reference to
                            Exhibit 1(c) to Pre-Effective Amendment No. 1, filed on September 26, 2003 (File No. 333-106142).

                     (d) Certificate of Amendment Regarding Establishment and Designation of Series or Classes is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 2, filed on February 27, 2004 (File No. 333-106142).

                     (e) Amendment to Schedule A of Amended and Restated Trust Instrument Abolishing and Rescinding Dividend Capture Fund is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 2, filed on February 27, 2004 (File No. 333-106142).

                     (f) Second Amendment to Schedule A of Amended and Restated Trust Instrument, dated July 6, 2004 is filed herein as Exhibit 1(f).

         Exhibit 2   (a)    Bylaws dated May 9, 2003 are incorporated by
                            reference to Exhibit 2(a) to Registrant's
                            Registration Statement (File No. 333-106142) on Form
                            N-1A filed with the Securities and Exchange
                            Commission on June 16, 2003.

                     (b) First Amendment to Bylaws is incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 3, filed on April 28, 2004 (File No. 333-106142).

                     (c)    Second Amendment to Bylaws is filed herein as
                            Exhibit 2(c).

         Exhibit 3          Not Applicable

         Exhibit 4   (a)    Investment Advisory Agreement for U.S. Value Fund is
                            incorporated by reference to Exhibit 4(a) to Pre-Effective Amendment No.1, filed on September 26,
                            2003 (File No. 333-106142).

                     (b) Sub-Advisory Agreement for U.S. Value Fund is incorporated by reference to Exhibit 4(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (c) Investment Advisory Agreement for International Equity Fund is incorporated by reference to Exhibit 4(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (d) Sub-Advisory Agreement for International Equity Fund is incorporated by reference to Exhibit 4(d) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (e) Amendment to Investment Advisory Agreement for U.S. Value Fund, dated July 6, 2004 is filed herein as
                            Exhibit 4(e).

                     (f) Amendment to Sub-Advisory Agreement for U.S. Value Fund, dated July 6, 2004 is filed herein as Exhibit 4(f).

                     (g) Form of Investment Advisory Agreement is filed herein as Exhibit 4(g).

                     (h)    Form of Subadvisory Agreement is filed herein as
                            Exhibit 4(h).

         Exhibit 5   (a)    Distribution Agreement between Janus Adviser and
                            Janus Distributors LLC is incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (b) Amended and Restated Distribution Agreement between Janus Adviser and Janus Distributors LLC, dated August 2, 2004 is filed herein as Exhibit 5(b).

         Exhibit 6          Not Applicable

         Exhibit 7   (a)    Custodian Agreement between Janus Adviser and Brown
                            Brothers Harriman & Co. is incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (b) Custodian Agreement between Janus Adviser and State Street Bank and Trust Company with respect to Joint Account is incorporated by reference to Exhibit 7(b) to Post Effective Amendment No. 1 filed on November 14, 2003 (File No. 333-106142).

                     (c) Amended Appendix A to Custodian Agreement between Janus Adviser and Brown Brothers Harriman & Co., dated July 6, 2004 is filed herein as Exhibit 7(c).

                     (d) Letter Agreement with regard to U.S. Value Fund, with State Street Bank and Trust Company, dated July 6, 2004 is filed herein as Exhibit 7(d).

         Exhibit 8   (a)    Transfer Agency Agreement between Janus Adviser and
                            Janus Services LLC is incorporated by reference to
                            Exhibit 8(a) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (b) Administrative Services Agreement between Janus Adviser and Janus Services LLC is incorporated by reference to Exhibit 8(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (c) Agreement and Plan of Reorganization dated August 26, 2003, by and among Janus Adviser and Vontobel Funds, Inc. is incorporated by reference to Exhibit 8(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (d) Expense Limitation Agreement between Janus Capital Management LLC and U.S. Value Fund dated August 5, 2003 is incorporated by reference to Exhibit 8(d) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (e) Expense Limitation Agreement between Janus Capital Management LLC and International Equity Fund dated August 5, 2003 is incorporated by reference to
                            Exhibit 8(e) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

         Exhibit 9   (a)    Opinion and Consent of Fund Counsel is incorporated
                            by reference to Exhibit 9(a) to Pre-Effective
                            Amendment No.1, filed on September 26, 2003 (File
                            No. 333-106142).

         Exhibit 10 Consent of PricewaterhouseCoopers LLP to be filed by amendment.

         Exhibit 11         Not Applicable

         Exhibit 12         Not Applicable

         Exhibit 13  (a)    Distribution and Shareholder Servicing Plan for
                            Class A Shares is incorporated by reference to
                            Exhibit 13(a) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to
                            Exhibit 13(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (c) Distribution and Shareholder Servicing Plan for Class I Shares is incorporated by reference to
                            Exhibit 13(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (d) Distribution and Shareholder Servicing Plan for Investor Shares is incorporated by reference to
                            Exhibit 13(d) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

         Exhibit 14  (a)    Rule 18f-3 Plan is incorporated by reference to
                            Exhibit 14(a) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                     (b) Amended and Restated Rule 18f-3 Plan dated January 20, 2004 is incorporated by reference to Exhibit 14(b) to Post Effective Amendment No. 2, filed on February 27, 2004 (File No. 333-106142).

                     (c) Amended and Restated Rule 18f-3 Plan dated August 2, 2004 is filed herein as Exhibit 14(c).

         Exhibit 15  (a)    Powers of Attorney filed as 15(a) to Registrant's
                            Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 16, 2003
                            (File No. 333-106142), have been withdrawn.

                     (b) Power of Attorney filed as 15(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142), has been withdrawn.

                     (c) Powers of Attorney filed as 15(c) to Post Effective Amendment No. 1, filed on November 14, 2003 (File No. 333-106142), have been withdrawn.

                     (d) Powers of Attorney, dated April 20, 2004 are incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 3, filed April 29, 2004 (File No. 333-106142).

         Exhibit 16  (a)    Janus Ethics Rules filed as Exhibit 16(a) to
                            Pre-Effective Amendment No.1, filed on September 26,
                            2003 (File No. 333-106142), have been withdrawn.

                     (b) Vontobel Asset Management, Inc. Code of Ethics is incorporated by reference to Exhibit 16(b) to Post Effective Amendment No. 2, filed on February 27, 2004 (File No. 333-106142).

                     (c) Janus Ethics Rules, revised February 5, 2004, filed as Exhibit 16(c) to Post Effective Amendment No. 2, filed on February 27, 2004 (File No. 333-106142), have been withdrawn.

                     (d) Janus Ethics Rules, revised March 22, 2005, are filed herein as Exhibit 16(d).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

       None

ITEM 25. Indemnification

       Article VI of Janus Adviser's Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. Business and Other Connections of Investment Adviser

       The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement of Additional Information included in this Registration Statement.

       The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal
Business Address     Adviser/Affiliated Entity Name         Position with Adviser or Affiliated Entity
----------------     ------------------------------         ------------------------------------------
Robin C. Beery*      Janus Capital Group Inc.               Chief Marketing Officer and Executive Vice
                                                            President
                     Janus Capital Management LLC           Chief Marketing Officer and Executive Vice
                                                            President
                     The Janus Foundation                   President and Director
                     Janus Services LLC                     President

Gary D. Black*       Janus Capital Group Inc.               Chief Investment Officer, President and Director
                     Janus Capital Management LLC           Chief Investment Officer and President
                     Janus Management Holdings Corporation  Senior Vice President
                     Bay Isle Financial LLC                 President
                     Enhanced Investment Technologies, LLC  Working Director

John Bluher*         Janus Capital Group Inc.               General Counsel, Chief Public Affairs Officer and
                                                            Senior Vice President
                     Janus Capital Management LLC           Chief Public Affairs Officer and Senior Vice
                                                            President
                     Janus Management Holdings Corporation  General Counsel, Chief Public Affairs Officer and
                                                            Senior Vice President
                     Janus Services LLC                     Senior Vice President
                     Capital Group Partners, Inc.           Director
                     Enhanced Investment Technologies, LLC  Vice President

Dominic Martellaro*  Janus Capital Group Inc.               Executive Vice President
                     Janus Capital Management LLC           Executive Vice President
                     Janus Services LLC                     Executive Vice President

Steven L. Scheid*    Janus Capital Group Inc.               Chief Executive Officer, Director and Chairman of
                                                            the Board
                     Janus Capital Management LLC           Chief Executive Officer
                     Enhanced Investment Technologies, LLC  Working Director

Loren Starr*         Janus Capital Group Inc.               Chief Financial Officer and Senior Vice President
                     Janus Capital Management LLC           Chief Financial Officer and Senior Vice President
                     Janus Holdings Corporation             Director
                     Janus International Holding LLC        Director
                     Janus International Limited            Chief Financial Officer, Senior Vice President
                                                            and Treasurer
                     Janus Institutional Services LLC       Chief Financial Officer and Senior Vice President
                     Janus Management Holdings Corporation  Chief Financial Officer, Senior Vice President
                                                            and Director
                     Janus Services LLC                     Chief Financial Officer and Senior Vice President
                     Capital Group Partners, Inc.           Director
                     Enhanced Investment Technologies, LLC  Working Director

John Zimmerman*      Janus Capital Group Inc.               Executive Vice President
                     Janus Capital Management LLC           Executive Vice President
                     Enhanced Investment Technologies, LLC  Working Director

* Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

       The only business of Vontobel Asset Management, Inc. is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, an offshore investment fund, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts.

       The principal executive officers of the subadviser and their positions with the subadviser and affiliated entities are as follows:

Name and Principal
Business Address     Subadviser/Affiliated Entity Name      Position with Subadviser or Affiliated Entity
----------------     ---------------------------------      ---------------------------------------------
Henry Schlegel*      Vontobel Asset Management, Inc.        President and Chief Executive Officer
Thomas P. Wittwer*   Vontobel Asset Management, Inc.        Senior Vice President
Edwin D. Walczak*    Vontobel Asset Management, Inc.        Senior Vice President
Peter Newell*        Vontobel Asset Management, Inc.        Senior Vice President
Rajiv Jain*          Vontobel Asset Management, Inc.        Senior Vice President
Joseph Mastoloni*    Vontobel Asset Management, Inc.        Vice President/Chief Compliance Officer
Alfred Nyffeler*     Vontobel Asset Management, Inc.        Chief Financial Officer
Guenter Faschang*    Vontobel Asset Management, Inc.        Vice President
Igor Krutov*         Vontobel Asset Management, Inc.        Vice President

*   Principal address is 450 Park Avenue, New York, New York 10022.

ITEM 27. Principal Underwriter

       (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Adviser Series, Janus Aspen Series and Janus Investment Fund.

       (b) The principal business address, positions with Janus Distributors and positions with Registrant of Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski and Girard C. Miller, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                 Position with Janus Distributors LLC
----                 ------------------------------------
John Bluher          General Counsel, Chief Public Affairs Officer and
                     Senior Vice President
Gregory A. Frost     Senior Vice President and Controller
Erich Gerth          Senior Vice President

Douglas J. Laird     Vice President
John J. Mari         Vice President
Dominic Martellaro   Executive Vice President
Russell P. Shipman   Senior Vice President
Loren Starr          Senior Vice President and Chief Financial Officer
John Zimmerman       Executive Vice President

              Messrs. Bluher, Frost, Gerth, Laird, Mari, Martellaro, Shipman, Starr and Zimmerman do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

            (c)   Not Applicable.

ITEM 28. Location of Accounts and Records

      The accounts, books and other documents required to be maintained by
   Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 100 Fillmore Street, Denver, Colorado 80206-4928, 720 South Colorado Blvd., Denver, Colorado 80206-1929, DocuVault, 5155 E. 46th Avenue, Denver, Colorado 80216 and Iron Mountain, 5050 Moline Street, Denver, Colorado 80239; Janus Services LLC, 720 South Colorado Blvd., Denver 80206-1929; and by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661. Certain records relating to day-to-day portfolio management of the Focused Value Fund and International Equity Fund are kept at the offices of the subadviser, Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022.

ITEM 29. Management Services

      The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

      Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 21st day of April, 2005.

                                      JANUS ADVISER

                                      By: /s/ Girard C. Miller
                                          --------------------------------------
                                          Girard C. Miller, President and Chief
                                          Executive Officer

      Janus Adviser is organized under an Amended and Restated Trust Instrument dated May 9, 2003 (the "Trust Instrument") under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                               Title                           Date
----------------------------     -------------------------------------     --------------
/s/ Girard C. Miller             President and Chief Executive Officer     April 21, 2005
----------------------------     (Principal Executive Officer)
Girard C. Miller

/s/ Jesper Nergaard              Vice President, Chief Financial           April 21, 2005
----------------------------     Officer, Treasurer and Principal
Jesper Nergaard                  Accounting Officer (Principal
                                 Financial Officer and Principal
                                 Accounting Officer)

James T. Rothe*                            Trustee                         April 21, 2005
----------------------------
James T. Rothe

Samuel Boyd, Jr.*                          Trustee                         April 21, 2005
----------------------------
Samuel Boyd, Jr.

Arthur F. Lerner*                          Trustee                         April 21, 2005
-----------------------------
Arthur F. Lerner

Dennis B. Mullen*                          Trustee                         April 21, 2005
----------------------------
Dennis B. Mullen

Maureen T. Upton*                          Trustee                         April 21, 2005
----------------------------
Maureen T. Upton

Thomas H. Bailey*                          Trustee                         April 21, 2005
----------------------------
Thomas H. Bailey

/s/ Kelley Abbott Howes
----------------------------
*By Kelley Abbott Howes
    Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number              Exhibit Title
--------------              -------------
Exhibit 1(f)                Second Amendment to Amended and Restated Trust Instrument
Exhibit 2(c)                Second Amendment to Bylaws
Exhibit 4(e)                Amendment to Investment Advisory Agreement for U.S. Value Fund
Exhibit 4(f)                Amendment to Sub-Advisory Agreement for U.S. Value Fund
Exhibit 4(g)                Form of Investment Advisory Agreement
Exhibit 4(h)                Form of Subadvisory Agreement
Exhibit 5(b)                Amended and Restated Distribution Agreement
Exhibit 7(c)                Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. regarding U.S.
                            Value Fund
Exhibit 7(d)                Letter Agreement with State Street Bank and Trust Company regarding U.S. Value Fund
Exhibit 14(c)               Amended and Restated Rule 18f-3 Plan
Exhibit 16(d)               Janus Ethics Rules